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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund

 (Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices) (Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

SEC 2569 (04/24)

Item 1. Reports to Stockholders

Annual Shareholder Report December 31, 2024

Conservative Allocation Fund Class I

Fund Overview

This annual shareholder report contains important information about Conservative Allocation Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$33	0.32%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Conservative Allocation Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	4.99%	2.29%	3.59%
ICE BofA U.S. Corporate, Government & Mortgage Index	1.35%	(0.39%)	1.34%
Conservative Allocation Fund Custom Index	6.95%	3.76%	4.61%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

3. The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$48,543,182
# of Portfolio Holdings	17
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$205,556

Conservative Allocation Fund Class I

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 35% equity investments and 65% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	40.2%
Schwab Intermediate-Term U.S. Treasury ETF	14.5%
Madison Investors Fund, Class R6	10.6%
iShares Aaa - A Rated Corporate Bond ETF	5.7%
Janus Henderson Mortgage-Backed Securities ETF	5.1%
Invesco S&P 500 Quality ETF	5.1%
Distillate U.S. Fundamental Stability & Value ETF	3.0%
iShares MSCI Emerging Markets Asia ETF	3.0%
Vanguard Information Technology ETF	2.5%
Franklin FTSE Japan ETF	2.2%

Portfolio Allocation (% of Net Assets)

Investment Companies	50.7%
Exchange Traded Funds	47.1%
Short-Term Investments	4.5%
Other Assets and Liabilities, Net	(2.3%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Conservative Allocation Fund Class I

Annual Shareholder Report December 31, 2024

Conservative Allocation Fund Class II

Fund Overview

This annual shareholder report contains important information about Conservative Allocation Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$58	0.57%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Conservative Allocation Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	4.74%	2.04%	3.33%
ICE BofA U.S. Corporate, Government & Mortgage Index	1.35%	(0.39%)	1.34%
Conservative Allocation Fund Custom Index	6.95%	3.76%	4.61%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

3. The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$48,543,182
# of Portfolio Holdings	17
Portfolio Turnover Rate	48%
Total Advisory Fees Paid	$205,556

Conservative Allocation Fund Class II

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 35% equity investments and 65% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	40.2%
Schwab Intermediate-Term U.S. Treasury ETF	14.5%
Madison Investors Fund, Class R6	10.6%
iShares Aaa - A Rated Corporate Bond ETF	5.7%
Janus Henderson Mortgage-Backed Securities ETF	5.1%
Invesco S&P 500 Quality ETF	5.1%
Distillate U.S. Fundamental Stability & Value ETF	3.0%
iShares MSCI Emerging Markets Asia ETF	3.0%
Vanguard Information Technology ETF	2.5%
Franklin FTSE Japan ETF	2.2%

Portfolio Allocation (% of Net Assets)

Investment Companies	50.7%
Exchange Traded Funds	47.1%
Short-Term Investments	4.5%
Other Assets and Liabilities, Net	(2.3%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report December 31, 2024

Conservative Allocation Fund Class II

Annual Shareholder Report December 31, 2024

Moderate Allocation Fund Class I

Fund Overview

This annual shareholder report contains important information about Moderate Allocation Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$33	0.32%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Moderate Allocation Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	7.34%	3.98%	5.17%
S&P 500® Index	25.02%	14.53%	13.10%
Moderate Allocation Fund Custom Index	11.16%	6.59%	6.85%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

3. The Moderate Allocation Fund Custom Index consists of 40% Bloomberg US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$107,456,391
# of Portfolio Holdings	18
Portfolio Turnover Rate	50%
Total Advisory Fees Paid	$335,131

Moderate Allocation Fund Class I

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 60% equity investments and 40% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	25.3%
Madison Investors Fund, Class R6	17.1%
Schwab Intermediate-Term U.S. Treasury ETF	9.4%
Invesco S&P 500 Quality ETF	8.4%
iShares MSCI Emerging Markets Asia ETF	5.5%
Vanguard Information Technology ETF	4.5%
Distillate U.S. Fundamental Stability & Value ETF	3.9%
Franklin FTSE Japan ETF	3.8%
iShares Core S&P Small-Cap ETF	3.5%
Janus Henderson Mortgage-Backed Securities ETF	2.5%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	51.5%
Investment Companies	43.4%
Short-Term Investments	6.3%
Other Assets and Liabilities, Net	(1.2%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Moderate Allocation Fund Class I

Annual Shareholder Report December 31, 2024

Moderate Allocation Fund Class II

Fund Overview

This annual shareholder report contains important information about Moderate Allocation Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$59	0.57%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Moderate Allocation Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	7.07%	3.72%	4.90%
S&P 500® Index	25.02%	14.53%	13.10%
Moderate Allocation Fund Custom Index	11.16%	6.59%	6.85%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

3. The Moderate Allocation Fund Custom Index consists of 40% Bloomberg US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$107,456,391
# of Portfolio Holdings	18
Portfolio Turnover Rate	50%
Total Advisory Fees Paid	$335,131

Moderate Allocation Fund Class II

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 60% equity investments and 40% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Core Bond Fund, Class R6	25.3%
Madison Investors Fund, Class R6	17.1%
Schwab Intermediate-Term U.S. Treasury ETF	9.4%
Invesco S&P 500 Quality ETF	8.4%
iShares MSCI Emerging Markets Asia ETF	5.5%
Vanguard Information Technology ETF	4.5%
Distillate U.S. Fundamental Stability & Value ETF	3.9%
Franklin FTSE Japan ETF	3.8%
iShares Core S&P Small-Cap ETF	3.5%
Janus Henderson Mortgage-Backed Securities ETF	2.5%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	51.5%
Investment Companies	43.4%
Short-Term Investments	6.3%
Other Assets and Liabilities, Net	(1.2%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Moderate Allocation Fund Class II

Annual Shareholder Report December 31, 2024

Aggressive Allocation Fund Class I

Fund Overview

This annual shareholder report contains important information about Aggressive Allocation Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$34	0.33%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Aggressive Allocation Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	9.08%	5.05%	6.24%
S&P 500® Index	25.02%	14.53%	13.10%
Aggressive Allocation Fund Custom Index	14.61%	8.79%	8.58%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

3. The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$40,904,435
# of Portfolio Holdings	17
Portfolio Turnover Rate	60%
Total Advisory Fees Paid	$122,265

Aggressive Allocation Fund Class I

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 80% equity investments and 20% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Investors Fund, Class R6	19.5%
Madison Core Bond Fund, Class R6	13.1%
Invesco S&P 500 Quality ETF	12.1%
iShares MSCI Emerging Markets Asia ETF	7.0%
Distillate U.S. Fundamental Stability & Value ETF	6.9%
Vanguard Information Technology ETF	6.0%
Schwab Intermediate-Term U.S. Treasury ETF	5.5%
Franklin FTSE Japan ETF	4.9%
iShares Core S&P Small-Cap ETF	4.6%
Vanguard FTSE Europe ETF	3.9%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	60.7%
Investment Companies	34.6%
Short-Term Investments	14.7%
Other Assets and Liabilities, Net	(10.0%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Aggressive Allocation Fund Class I

Annual Shareholder Report December 31, 2024

Aggressive Allocation Fund Class II

Fund Overview

This annual shareholder report contains important information about Aggressive Allocation Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$61	0.58%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%. International equity markets, as measured by the MSCI ACWI ex-US Index, returned a more modest 5.53% for the year.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop. Across equities, the Fund benefited from an overweight to the US Technology sector and a heavy preference for domestic versus international stocks. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year and the Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance. Within our US equity allocation, our core positions were light on the Mag-7 and failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance. The Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities, yield curve positioning and the strong showing from the Fund’s core actively managed bond fund position.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Aggressive Allocation Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	8.81%	4.78%	5.98%
S&P 500® Index	25.02%	14.53%	13.10%
Aggressive Allocation Fund Custom Index	14.61%	8.79%	8.58%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

3. The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$40,904,435
# of Portfolio Holdings	17
Portfolio Turnover Rate	60%
Total Advisory Fees Paid	$122,265

Aggressive Allocation Fund Class II

What does the Fund invest in?

The Fund invests primarily in shares of other registered investment companies. The Fund’s total net assets will be allocated among various asset classes and underlying funds with target allocations over time of approximately 80% equity investments and 20% fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Investors Fund, Class R6	19.5%
Madison Core Bond Fund, Class R6	13.1%
Invesco S&P 500 Quality ETF	12.1%
iShares MSCI Emerging Markets Asia ETF	7.0%
Distillate U.S. Fundamental Stability & Value ETF	6.9%
Vanguard Information Technology ETF	6.0%
Schwab Intermediate-Term U.S. Treasury ETF	5.5%
Franklin FTSE Japan ETF	4.9%
iShares Core S&P Small-Cap ETF	4.6%
Vanguard FTSE Europe ETF	3.9%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	60.7%
Investment Companies	34.6%
Short-Term Investments	14.7%
Other Assets and Liabilities, Net	(10.0%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Aggressive Allocation Fund Class II

Annual Shareholder Report December 31, 2024

Diversified Income Fund Class I

Fund Overview

This annual shareholder report contains important information about Diversified Income Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$28	0.27%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration, generated a 33.4% return. Value and dividend stocks paled in comparison, with the Russell 1000 Value Index returning 14.4% and the S&P 500 Dividend Aristocrats Index up just 4.6%.

Contrary to the equity market, where yield seeking detracted from return, yield was the big winner within bonds. Investors poured money into both high yield (“junk”) and investment grade corporates alike, ratcheting their spreads over equivalent US Treasuries to historically low levels. The Bloomberg US Corporate High Yield Index return of 8.2% far outpaced the modest 1.3% return for the Bloomberg US Aggregate Bond Index.

Given 2024’s stock market backdrop, the Fund’s focus on equity income was a strong headwind to relative performance. Our core covered call position provided the largest drag to the Fund’s return. The strategy provides a very high level of income for the Fund but is prone to sizeable underperformance in runaway-up markets like 2024, where potential gains get called away. Our dividend-based holdings also failed to keep pace yet performed well relative to the Dividend Aristocrats Index. Fixed income performance was strong relative to the 1.3% return on the Bloomberg US Aggregate Bond Index, with three of our four core bond holdings outperforming for the year.

Diversified Income Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	5.24%	4.55%	6.25%
S&P 500® Index	25.02%	14.53%	13.10%
Custom Blended Index (50% Fixed, 50% Equity)	12.70%	7.15%	7.35%
ICE BofA U.S. Corporate, Government & Mortgage Index	1.35%	(0.39%)	1.34%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index.

3. The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

4. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$150,344,792
# of Portfolio Holdings	20
Portfolio Turnover Rate	11%
Total Advisory Fees Paid	$401,422

Diversified Income Fund Class I

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, diversifying across various asset classes according to an asset allocation approximately 60% in equity investments and 40% in fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Short-Term Strategic Income ETF	21.2%
Madison Covered Call ETF	19.8%
Madison Aggregate Bond ETF	18.0%
Madison Dividend Value ETF	17.3%
Janus Henderson Mortgage-Backed Securities ETF	8.8%
SPDR Portfolio High Yield Bond ETF	3.6%
Global X MLP ETF	3.0%
iShares Aaa - A Rated Corporate Bond ETF	2.8%
Janus Henderson AAA CLO ETF	2.7%
Vanguard Dividend Appreciation ETF	1.0%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	98.2%
Short-Term Investments	6.6%
Mortgage Backed Securities	0.0%
Collateralized Mortgage Obligations	0.0%
Commercial Mortgage-Backed Securities	0.0%
Other Assets and Liabilities, Net	(4.8%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Diversified Income Fund Class I

Annual Shareholder Report December 31, 2024

Diversified Income Fund Class II

Fund Overview

This annual shareholder report contains important information about Diversified Income Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$53	0.52%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration, generated a 33.4% return. Value and dividend stocks paled in comparison, with the Russell 1000 Value Index returning 14.4% and the S&P 500 Dividend Aristocrats Index up just 4.6%.

Contrary to the equity market, where yield seeking detracted from return, yield was the big winner within bonds. Investors poured money into both high yield (“junk”) and investment grade corporates alike, ratcheting their spreads over equivalent US Treasuries to historically low levels. The Bloomberg US Corporate High Yield Index return of 8.2% far outpaced the modest 1.3% return for the Bloomberg US Aggregate Bond Index.

Given 2024’s stock market backdrop, the Fund’s focus on equity income was a strong headwind to relative performance. Our core covered call position provided the largest drag to the Fund’s return. The strategy provides a very high level of income for the Fund but is prone to sizeable underperformance in runaway-up markets like 2024, where potential gains get called away. Our dividend-based holdings also failed to keep pace yet performed well relative to the Dividend Aristocrats Index. Fixed income performance was strong relative to the 1.3% return on the Bloomberg US Aggregate Bond Index, with three of our four core bond holdings outperforming for the year.

Diversified Income Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	4.98%	4.29%	5.99%
S&P 500® Index	25.02%	14.53%	13.10%
Custom Blended Index (50% Fixed, 50% Equity)	12.70%	7.15%	7.35%
ICE BofA U.S. Corporate, Government & Mortgage Index	1.35%	(0.39%)	1.34%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index.

3. The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

4.The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$150,344,792
# of Portfolio Holdings	20
Portfolio Turnover Rate	11%
Total Advisory Fees Paid	$401,422

Diversified Income Fund Class II

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, diversifying across various asset classes according to an asset allocation approximately 60% in equity investments and 40% in fixed income investments.

Top Ten Holdings (% of Net Assets)

Madison Short-Term Strategic Income ETF	21.2%
Madison Covered Call ETF	19.8%
Madison Aggregate Bond ETF	18.0%
Madison Dividend Value ETF	17.3%
Janus Henderson Mortgage-Backed Securities ETF	8.8%
SPDR Portfolio High Yield Bond ETF	3.6%
Global X MLP ETF	3.0%
iShares Aaa - A Rated Corporate Bond ETF	2.8%
Janus Henderson AAA CLO ETF	2.7%
Vanguard Dividend Appreciation ETF	1.0%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	98.2%
Short-Term Investments	6.6%
Mortgage Backed Securities	0.0%
Collateralized Mortgage Obligations	0.0%
Commercial Mortgage-Backed Securities	0.0%
Other Assets and Liabilities, Net	(4.8%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Diversified Income Fund Class II

Annual Shareholder Report December 31, 2024

Core Bond Fund Class I

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$57	0.57%

How did the Fund perform last year and what affected its performance?

The final quarter of the year brought better employment data, sticky inflation, solid economic growth and a new administration with a focus on tariffs and tax cuts. Even with this backdrop, the Fed continued to cut interest rates with the Federal Funds rate ending the year in a range of 4.25 to 4.50%, cementing 1% worth of cuts for the full year. However, when the latest version of the Fed’s summary of economic projections was released in December, the Fed removed interest rate cuts and increased expected core inflation in 2025 and 2026. The shift in forecast by the Fed indicates a genuine concern for the proposed policies of the incoming administration. Tariffs will most likely increase inflation, and this coupled with tax cut extensions for individuals and lower overall business taxes could produce economic consequences that are not aligned with the Fed’s long-term goals.

The yield curve steepened during the year with the 10-year and 30-year Treasury increasing by 69 and 75 (bps), to 4.57% and 4.78%, respectively. However, the 2-year Treasury moved lower by only 1 bp to 4.24%. The spread between 10-year and 2-year Treasuries now sits at 33 bps, the highest level since early 2022. The steepening of the yield curve created a bifurcation in performance. For the year, the Bloomberg US Treasury Intermediate Index returned 2.42% while the Bloomberg US Treasury Long Index returned –6.41%. The current market pricing suggests 2 cuts for 2025 and only 1 additional cut in 2026. More importantly, the current market pricing for the long-term neutral rate is between 3.50 to 3.75%. If core inflation continues to stay at or above 2.5% with economic growth remaining solid, the long-term neutral rate might have to move higher thus pushing the yield curve steeper.

Corporate bonds continued to perform well during the year with spreads tightening across all rating classes. Lower quality outperformed higher quality with Baa-rated corporate bonds outperforming A-rated bonds by a significant amount. The basis for the strong corporate bond performance is the low odds of an economic slowdown over the next 6 to 12 months. While it is likely that the U.S. economy continues to achieve decent economic growth, there are uncertainties regarding economic policies the new administration might implement, which could create an environment of heightened volatility. Given that the starting level of corporate spreads are nearly 20-year tights, there is limited cushion to absorb any volatility.

Mortgage-backed securities (MBS) and asset backed securities (ABS) outperformed Treasuries due to a risk on sentiment for most of the year. MBS outperformed slightly due to high starting yield, steeper yield curves and lower volatility. ABS had strong performance as a risk on appetite drove spreads tighter.

The Fund was less aggressive in adding corporate bonds when compared to prior years. The Fund added MBS and ABS during the year and trimmed treasury positions.

Core Bond Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	1.52%	0.07%	1.34%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$65,265,261
# of Portfolio Holdings	273
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$381,081

Core Bond Fund Class I

What does the Fund invest in?

The Fund invests primary in fixed income securities such as Corporate, U.S. Government and Foreign debt securities. In addition the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Bonds , 6.625%, due 02/15/27	3.2%
U.S. Treasury Notes , 2.625%, due 02/15/29	3.2%
U.S. Treasury Bonds , 4.500%, due 05/15/38	3.0%
U.S. Treasury Notes , 2.875%, due 05/15/28	2.9%
U.S. Treasury Bonds , 3.750%, due 08/15/41	1.3%
Federal Home Loan Mortgage Corp. , 2.500%, due 01/01/52	1.2%
Hillsboro School District No 1J, General Obligation, 4.35%, 6/30/34 , 4.355%, due 06/30/34	1.2%
U.S. Treasury Notes , 4.000%, due 02/15/34	1.1%
Federal National Mortgage Association , 4.000%, due 05/01/52	1.0%
Federal National Mortgage Association , 4.500%, due 08/01/52	0.9%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.2%
Corporate Notes and Bonds	27.1%
U.S. Government and Agency Obligations	22.2%
Collateralized Mortgage Obligations	4.6%
Foreign Corporate Bonds	3.7%
Short-Term Investments	2.5%
Asset Backed Securities	2.5%
Commercial Mortgage-Backed Securities	1.4%
Long Term Municipal Bonds	1.2%
Other Assets and Liabilities, Net	(0.4%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Core Bond Fund Class I

Annual Shareholder Report December 31, 2024

Core Bond Fund Class II

Fund Overview

This annual shareholder report contains important information about Core Bond Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$83	0.82%

How did the Fund perform last year and what affected its performance?

The final quarter of the year brought better employment data, sticky inflation, solid economic growth and a new administration with a focus on tariffs and tax cuts. Even with this backdrop, the Fed continued to cut interest rates with the Federal Funds rate ending the year in a range of 4.25 to 4.50%, cementing 1% worth of cuts for the full year. However, when the latest version of the Fed’s summary of economic projections was released in December, the Fed removed interest rate cuts and increased expected core inflation in 2025 and 2026. The shift in forecast by the Fed indicates a genuine concern for the proposed policies of the incoming administration. Tariffs will most likely increase inflation, and this coupled with tax cut extensions for individuals and lower overall business taxes could produce economic consequences that are not aligned with the Fed’s long-term goals.

The yield curve steepened during the year with the 10-year and 30-year Treasury increasing by 69 and 75 (bps), to 4.57% and 4.78%, respectively. However, the 2-year Treasury moved lower by only 1 bp to 4.24%. The spread between 10-year and 2-year Treasuries now sits at 33 bps, the highest level since early 2022. The steepening of the yield curve created a bifurcation in performance. For the year, the Bloomberg US Treasury Intermediate Index returned 2.42% while the Bloomberg US Treasury Long Index returned –6.41%. The current market pricing suggests 2 cuts for 2025 and only 1 additional cut in 2026. More importantly, the current market pricing for the long-term neutral rate is between 3.50 to 3.75%. If core inflation continues to stay at or above 2.5% with economic growth remaining solid, the long-term neutral rate might have to move higher thus pushing the yield curve steeper.

Corporate bonds continued to perform well during the year with spreads tightening across all rating classes. Lower quality outperformed higher quality with Baa-rated corporate bonds outperforming A-rated bonds by a significant amount. The basis for the strong corporate bond performance is the low odds of an economic slowdown over the next 6 to 12 months. While it is likely that the U.S. economy continues to achieve decent economic growth, there are uncertainties regarding economic policies the new administration might implement, which could create an environment of heightened volatility. Given that the starting level of corporate spreads are nearly 20-year tights, there is limited cushion to absorb any volatility.

Mortgage-backed securities (MBS) and asset backed securities (ABS) outperformed Treasuries due to a risk on sentiment for most of the year. MBS outperformed slightly due to high starting yield, steeper yield curves and lower volatility. ABS had strong performance as a risk on appetite drove spreads tighter.

The Fund was less aggressive in adding corporate bonds when compared to prior years. The Fund added MBS and ABS during the year and trimmed treasury positions.

Core Bond Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	1.27%	(0.18%)	1.09%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$65,265,261
# of Portfolio Holdings	273
Portfolio Turnover Rate	16%
Total Advisory Fees Paid	$381,081

Core Bond Fund Class II

What does the Fund invest in?

The Fund invests primary in fixed income securities such as Corporate, U.S. Government and Foreign debt securities. In addition the fund also invested in asset backed, mortgage-backed and commercial mortgage-backed securities.

Top Ten Holdings (% of Net Assets)

U.S. Treasury Bonds , 6.625%, due 02/15/27	3.2%
U.S. Treasury Notes , 2.625%, due 02/15/29	3.2%
U.S. Treasury Bonds , 4.500%, due 05/15/38	3.0%
U.S. Treasury Notes , 2.875%, due 05/15/28	2.9%
U.S. Treasury Bonds , 3.750%, due 08/15/41	1.3%
Federal Home Loan Mortgage Corp. , 2.500%, due 01/01/52	1.2%
Hillsboro School District No 1J, General Obligation, 4.35%, 6/30/34 , 4.355%, due 06/30/34	1.2%
U.S. Treasury Notes , 4.000%, due 02/15/34	1.1%
Federal National Mortgage Association , 4.000%, due 05/01/52	1.0%
Federal National Mortgage Association , 4.500%, due 08/01/52	0.9%

Portfolio Allocation (% of Net Assets)

Mortgage Backed Securities	35.2%
Corporate Notes and Bonds	27.1%
U.S. Government and Agency Obligations	22.2%
Collateralized Mortgage Obligations	4.6%
Foreign Corporate Bonds	3.7%
Short-Term Investments	2.5%
Asset Backed Securities	2.5%
Commercial Mortgage-Backed Securities	1.4%
Long Term Municipal Bonds	1.2%
Other Assets and Liabilities, Net	(0.4%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Core Bond Fund Class II

Annual Shareholder Report December 31, 2024

High Income Fund Class I

Fund Overview

This annual shareholder report contains important information about High Income Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

This report describes certain planned changes to the Fund that occurred subsequent to the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$80	0.78%

How did the Fund perform last year and what affected its performance?

In 2024, the high yield market experienced a significant gain, most of which coming in the second half of the year. Fundamentally, the economy remains strong, inflation has moderated, and the Federal Reserve cut interest rates by 100 bps. With this backdrop, spreads tightened significantly during the year, which helped lower rated bonds perform the best. ICE BofA CCC & Lower High Yield Index had a total return of 18.18% significantly outperforming the ICE BofA BB High Yield Index which only returned 6.28%.

During the year, the Ultra Series High Income Fund Class I returned 6.40% lagging the ICE BofA High Yield Constrained Index which returned 8.20%. Strong performance in short-dated, B-rated industrials bonds helped drive performance, as did consumer lending names which benefited from lower borrowing rates and a resilient consumer that continued to spend.

The Fund continued with its more conservative credit posture and maintained an underweight to CCC-rated bonds. This underweight was the biggest driver of underperformance versus the benchmark. The Fund was less aggressive in adding new issues when compared to prior years. Strong demand and lower concessions made it difficult to participate in new deals when compared to prior periods.

High Income Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	6.40%	3.07%	3.59%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
ICE BofA U.S. High Yield Constrained Index	8.20%	4.03%	5.08%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

4. The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$10,694,152
# of Portfolio Holdings	59
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$83,216

High Income Fund Class I

What does the Fund invest in?

The Fund invests primarily in lower-rated, higher-yielding income bearing securities. The Fund targets to invest at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

Top Ten Holdings (% of Net Assets)

iShares iBoxx High Yield Corporate Bond ETF	4.3%
Murphy Oil USA, Inc. , 5.625%, due 05/01/27	3.7%
HCA, Inc. , 5.875%, due 02/15/26	2.3%
United Rentals North America, Inc. , 5.500%, due 05/15/27	2.3%
CDW LLC/CDW Finance Corp. , 5.100%, due 03/01/30	2.3%
International Game Technology PLC , 4.125%, due 04/15/26	2.3%
SBA Communications Corp. , 3.875%, due 02/15/27	2.2%
Waste Pro USA, Inc. , 5.500%, due 02/15/26	2.1%
Sunoco LP/Sunoco Finance Corp. , 6.000%, due 04/15/27	2.1%
Performance Food Group, Inc. , 5.500%, due 10/15/27	2.1%

Portfolio Allocation (% of Net Assets)

Corporate Notes and Bonds	82.2%
Short-Term Investments	17.2%
Foreign Corporate Bonds	4.8%
Exchange Traded Funds	4.4%
Other Assets and Liabilities, Net	(8.6%)

Material Fund Changes

This is a summary of certain planned changes to the Fund since December 31, 2024. On February 24, 2025, the Board of Trustees of the Ultra Series Funds approved the liquidation of the Ultra Series High Income Fund. The liquidation is expected to occur after market close on or about April 30, 2025.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

High Income Fund Class I

Annual Shareholder Report December 31, 2024

High Income Fund Class II

Fund Overview

This annual shareholder report contains important information about High Income Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

This report describes certain planned changes to the Fund that occurred subsequent to the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$106	1.03%

How did the Fund perform last year and what affected its performance?

In 2024, the high yield market experienced a significant gain, most of which coming in the second half of the year. Fundamentally, the economy remains strong, inflation has moderated, and the Federal Reserve cut interest rates by 100 bps. With this backdrop, spreads tightened significantly during the year, which helped lower rated bonds perform the best. ICE BofA CCC & Lower High Yield Index had a total return of 18.18% significantly outperforming the ICE BofA BB High Yield Index which only returned 6.28%.

During the year, the Ultra Series High Income Fund Class I returned 6.40% lagging the ICE BofA High Yield Constrained Index which returned 8.20%. Strong performance in short-dated, B-rated industrials bonds helped drive performance, as did consumer lending names which benefited from lower borrowing rates and a resilient consumer that continued to spend. The Fund continued with its more conservative credit posture and maintained an underweight to CCC-rated bonds. This underweight was the biggest driver of underperformance versus the benchmark. The Fund was less aggressive in adding new issues when compared to prior years. Strong demand and lower concessions made it difficult to participate in new deals when compared to prior periods.

High Income Fund Class II

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	6.13%	2.81%	3.33%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
ICE BofA U.S. High Yield Constrained Index	8.20%	4.03%	5.08%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

4. The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$10,694,152
# of Portfolio Holdings	59
Portfolio Turnover Rate	8%
Total Advisory Fees Paid	$83,216

High Income Fund Class II

What does the Fund invest in?

The Fund invests primarily in lower-rated, higher-yielding income bearing securities. The Fund targets to invest at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

Top Ten Holdings (% of Net Assets)

iShares iBoxx High Yield Corporate Bond ETF	4.3%
Murphy Oil USA, Inc. , 5.625%, due 05/01/27	3.7%
HCA, Inc. , 5.875%, due 02/15/26	2.3%
United Rentals North America, Inc. , 5.500%, due 05/15/27	2.3%
CDW LLC/CDW Finance Corp. , 5.100%, due 03/01/30	2.3%
International Game Technology PLC , 4.125%, due 04/15/26	2.3%
SBA Communications Corp. , 3.875%, due 02/15/27	2.2%
Waste Pro USA, Inc. , 5.500%, due 02/15/26	2.1%
Sunoco LP/Sunoco Finance Corp. , 6.000%, due 04/15/27	2.1%
Performance Food Group, Inc. , 5.500%, due 10/15/27	2.1%

Portfolio Allocation (% of Net Assets)

Corporate Notes and Bonds	82.2%
Short-Term Investments	17.2%
Foreign Corporate Bonds	4.8%
Exchange Traded Funds	4.4%
Other Assets and Liabilities, Net	(8.6%)

Material Fund Changes

This is a summary of certain planned changes to the Fund since December 31, 2024. On February 24, 2025, the Board of Trustees of the Ultra Series Funds approved the liquidation of the Ultra Series High Income Fund. The liquidation is expected to occur after market close on or about April 30, 2025.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

High Income Fund Class II

Annual Shareholder Report December 31, 2024

Large Cap Value Fund Class I

Fund Overview

This annual shareholder report contains important information about Large Cap Value Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$66	0.63%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation was neutral, and stock selection was detractive to results. For sector allocation, an underweight position in Health Care positively impacted performance but was offset by an overweight position in Energy. For stock selection, there was a positive contribution from Consumer Discretionary, which was more than offset by weakness in Consumer Staples, Communication Services, Energy, Real Estate, Industrials, and Financials.

Within Financials, wealth management firm Morgan Stanley (MS) was the most additive stock in the portfolio as it benefitted from an improved outlook for capital markets activity. Asset manager BlackRock (BLK) and global money center firm Bank of America (BAC) also contributed nicely to performance as prospects of lower regulations were viewed favorably by market participants. Other notable outperforming stocks were payroll service provider Automatic Data Processing (ADP) and truck engine manufacturer Cummins (CMI) within Industrials. On the negative side, in Real Estate, wireless tower operator American Tower (AMT) was the most detractive stock in the portfolio. It was hurt in the short term by higher interest rates. In Communication Services, media conglomerate Comcast (CMCSA) negatively impacted results due to concerns about shrinking broadband subscribers. In Consumer Staples, agricultural processor Archer-Daniels-Midland (ADM) underperformed after it announced accounting irregularities. The Fund sold ADM after that announcement as the thesis was no longer intact. Other notable underperforming stocks were pharmaceutical company Bristol-Myers Squibb (BMY) in Health Care and railroad operator Union Pacific (UNP) in Industrials. The fund continues to hold all stocks mentioned above except for ADM.

Large Cap Value Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	8.02%	4.36%	5.62%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$178,530,894
# of Portfolio Holdings	40
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$1,100,331

Large Cap Value Fund Class I

What does the Fund invest in?

The Fund invests primarily in common stocks of large-cap companies as defined as those in the Russell 1000® Value Index. The Fund targets to maintain at least 80% of its net assets in such stocks.

Top Ten Holdings (% of Net Assets)

Automatic Data Processing, Inc.	4.4%
Morgan Stanley	4.0%
Home Depot, Inc.	3.9%
Blackrock, Inc.	3.9%
NextEra Energy, Inc.	3.8%
Honeywell International, Inc.	3.7%
CME Group, Inc.	3.6%
Medtronic PLC	3.3%
Texas Instruments, Inc.	3.3%
EOG Resources, Inc.	3.2%

Sector Allocation (% of Net Assets)

Financials	21.5%
Industrials	20.4%
Health Care	11.4%
Energy	9.6%
Consumer Discretionary	9.6%
Consumer Staples	7.5%
Information Technology	6.8%
Utilities	3.8%
Communication Services	3.1%
Equity Real Estate Investment Trusts (REITs)	2.5%
Materials	2.2%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	0.2%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Large Cap Value Fund Class I

Annual Shareholder Report December 31, 2024

Large Cap Value Fund Class II

Fund Overview

This annual shareholder report contains important information about Large Cap Value Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$91	0.88%

How did the Fund perform last year and what affected its performance?

Relative to the index, sector allocation was neutral, and stock selection was detractive to results. For sector allocation, an underweight position in Health Care positively impacted performance but was offset by an overweight position in Energy. For stock selection, there was a positive contribution from Consumer Discretionary, which was more than offset by weakness in Consumer Staples, Communication Services, Energy, Real Estate, Industrials, and Financials.

Within Financials, wealth management firm Morgan Stanley (MS) was the most additive stock in the portfolio as it benefitted from an improved outlook for capital markets activity. Asset manager BlackRock (BLK) and global money center firm Bank of America (BAC) also contributed nicely to performance as prospects of lower regulations were viewed favorably by market participants. Other notable outperforming stocks were payroll service provider Automatic Data Processing (ADP) and truck engine manufacturer Cummins (CMI) within Industrials. On the negative side, in Real Estate, wireless tower operator American Tower (AMT) was the most detractive stock in the portfolio. It was hurt in the short term by higher interest rates. In Communication Services, media conglomerate Comcast (CMCSA) negatively impacted results due to concerns about shrinking broadband subscribers. In Consumer Staples, agricultural processor Archer-Daniels-Midland (ADM) underperformed after it announced accounting irregularities. The Fund sold ADM after that announcement as the thesis was no longer intact. Other notable underperforming stocks were pharmaceutical company Bristol-Myers Squibb (BMY) in Health Care and railroad operator Union Pacific (UNP) in Industrials. The fund continues to hold all stocks mentioned above except for ADM.

Large Cap Value Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	7.75%	4.10%	5.36%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Value Index	14.37%	8.68%	8.49%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$178,530,894
# of Portfolio Holdings	40
Portfolio Turnover Rate	20%
Total Advisory Fees Paid	$1,100,331

Large Cap Value Fund Class II

What does the Fund invest in?

The Fund invests primarily in common stocks of large-cap companies as defined as those in the Russell 1000® Value Index. The Fund targets to maintain at least 80% of its net assets in such stocks.

Top Ten Holdings (% of Net Assets)

Automatic Data Processing, Inc.	4.4%
Morgan Stanley	4.0%
Home Depot, Inc.	3.9%
Blackrock, Inc.	3.9%
NextEra Energy, Inc.	3.8%
Honeywell International, Inc.	3.7%
CME Group, Inc.	3.6%
Medtronic PLC	3.3%
Texas Instruments, Inc.	3.3%
EOG Resources, Inc.	3.2%

Sector Allocation (% of Net Assets)

Financials	21.5%
Industrials	20.4%
Health Care	11.4%
Energy	9.6%
Consumer Discretionary	9.6%
Consumer Staples	7.5%
Information Technology	6.8%
Utilities	3.8%
Communication Services	3.1%
Equity Real Estate Investment Trusts (REITs)	2.5%
Materials	2.2%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	0.2%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Large Cap Value Fund Class II

Annual Shareholder Report December 31, 2024

Large Cap Growth Fund Class I

Fund Overview

This annual shareholder report contains important information about Large Cap Growth Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$90	0.83%

How did the Fund perform last year and what affected its performance?

Overall, our concentrated yet diverse collection of above-average businesses performed well, and the Fund’s returns were strong for the year, but they were less than the index’s returns. We are disappointed to have trailed our benchmark, but we remain focused on producing satisfactory results through a full market cycle rather than individual years. Our aim is to assemble an all-weather portfolio of resilient, growing, well-managed, and conservatively capitalized companies.

We believe the sentiment in financial markets for the period is best characterized as speculative or risk seeking. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is risk-seeking.

Portfolio turnover was 9%, below our typical annual range of 20%-30%. During the period we exited two portfolio companies and initiated new positions in three companies; Deere & Company, Keysight Technologies, Inc., and Starbucks Corporations. Importantly, each of these new additions meets our three investment pillars: good business model, high-quality management, and attractive valuation.

Large Cap Growth Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	16.41%	12.27%	12.03%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$200,341,889
# of Portfolio Holdings	30
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$1,635,289

Large Cap Growth Fund Class I

What does the Fund invest in?

The Fund invests primarily in common stocks of large-cap companies as defined as those in the Russell 1000® Growth Index. The Fund targets to maintain at least 80% of its net assets in such stocks.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	8.7%
Fiserv, Inc.	6.0%
Arch Capital Group Ltd.	5.8%
Amazon.com, Inc.	5.5%
PACCAR, Inc.	4.4%
Berkshire Hathaway, Inc., Class B	4.2%
Lowe's Cos., Inc.	3.9%
Analog Devices, Inc.	3.8%
Keysight Technologies, Inc.	3.7%
Progressive Corp.	3.6%

Sector Allocation (% of Net Assets)

Financials	33.9%
Industrials	16.3%
Consumer Discretionary	14.9%
Information Technology	13.7%
Communication Services	10.3%
Health Care	9.4%
Short-Term Investments	1.3%
Other Assets and Liabilities, Net	0.2%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Large Cap Growth Fund Class I

Annual Shareholder Report December 31, 2024

Large Cap Growth Fund Class II

Fund Overview

This annual shareholder report contains important information about Large Cap Growth Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$117	1.08%

How did the Fund perform last year and what affected its performance?

Overall, our concentrated yet diverse collection of above-average businesses performed well, and the Fund’s returns were strong for the year, but they were less than the index’s returns. We are disappointed to have trailed our benchmark, but we remain focused on producing satisfactory results through a full market cycle rather than individual years. Our aim is to assemble an all-weather portfolio of resilient, growing, well-managed, and conservatively capitalized companies.

We believe the sentiment in financial markets for the period is best characterized as speculative or risk seeking. The Fund’s returns have historically trailed those of broader market indices during periods when the prevailing sentiment is risk-seeking.

Portfolio turnover was 9%, below our typical annual range of 20%-30%. During the period we exited two portfolio companies and initiated new positions in three companies; Deere & Company, Keysight Technologies, Inc., and Starbucks Corporations. Importantly, each of these new additions meets our three investment pillars: good business model, high-quality management, and attractive valuation.

Large Cap Growth Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	16.12%	11.99%	11.75%
S&P 500® Index	25.02%	14.53%	13.10%
Russell 1000® Growth Index	33.36%	18.96%	16.78%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$200,341,889
# of Portfolio Holdings	30
Portfolio Turnover Rate	9%
Total Advisory Fees Paid	$1,635,289

Large Cap Growth Fund Class II

What does the Fund invest in?

The Fund invests primarily in common stocks of large-cap companies as defined as those in the Russell 1000® Growth Index. The Fund targets to maintain at least 80% of its net assets in such stocks.

Top Ten Holdings (% of Net Assets)

Alphabet, Inc., Class C	8.7%
Fiserv, Inc.	6.0%
Arch Capital Group Ltd.	5.8%
Amazon.com, Inc.	5.5%
PACCAR, Inc.	4.4%
Berkshire Hathaway, Inc., Class B	4.2%
Lowe's Cos., Inc.	3.9%
Analog Devices, Inc.	3.8%
Keysight Technologies, Inc.	3.7%
Progressive Corp.	3.6%

Sector Allocation (% of Net Assets)

Financials	33.9%
Industrials	16.3%
Consumer Discretionary	14.9%
Information Technology	13.7%
Communication Services	10.3%
Health Care	9.4%
Short-Term Investments	1.3%
Other Assets and Liabilities, Net	0.2%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Large Cap Growth Fund Class II

Annual Shareholder Report December 31, 2024

Mid Cap Fund Class I

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$97	0.92%

How did the Fund perform last year and what affected its performance?

Our underperformance came from stock selection. The top three contributors were Brown & Brown, Arch Capital Group, and Liberty Formula One. The top three detractors were Dollar Tree, CDW, and Brown-Forman. Sector allocation helped, most notably our underweight in Materials and Health Care, along with our overweight in Financials.

Brown & Brown is generating strong organic growth, and margins are expanding after a few stagnant years. Arch Capital continued to produce solid underwriting results and premium growth. And while there are signs the hard insurance market is entering the later innings, we remain confident in management’s ability to manage through the full cycle. Liberty Formula One, owner of the ‘F1’ international motor racing league, continues to produce strong results. This season has proven to be quite competitive, driving up attendance and viewership of the races, which, in turn, provides a solid foundation for future growth in media rights renewals and sponsorships.

Dollar Tree is facing headwinds from a weak low-end consumer, less ‘trade-down’ benefit from middle-income consumers, and a tough competitive environment. Despite these headwinds, we remain confident in the company’s long-term prospects as we believe the strategic plan management is executing will result in much higher earnings power. CDW underperformed amid a weak IT spending environment, amplified by the company’s outsized exposure to small and medium-sized businesses. Brown- Forman came under pressure as investors debate the company’s future growth and earnings prospects in light of risks from GLP-1 drugs, changing consumer behaviors, competition, and tariffs.

Portfolio turnover was 15%, which was below our historical average of 20% to 30%, primarily due to our continued high conviction in our largest holdings and their reasonable stock valuations. During the year, we established five new positions and exited three positions.

New Positions: Cullen/Frost Bankers is a high-quality regional bank based in San Antonio, led by a strong team that has demonstrated the ability to successfully enter new markets. Teledyne Technologies is a well-managed sensor and instrumentation manufacturer, with a track record of shareholder-oriented actions. Graco is a leading manufacturer of premium fluid handling equipment, with a strong customer value proposition that has resulted in high returns on invested capital. Asbury Automotive and Lithia Motors are two of the largest auto franchise dealer groups in the country. Investors tend to pay a lot of attention to new car sales, but dealers actually earn more in profits from parts and service, and this steady business provides a nice ballast throughout the economic cycle.

Exited positions: Brookfield Corp, which was spun out of its asset management business, Brookfield Asset Management (BAM), was sold because we decided to concentrate our investment in BAM, given its cleaner balance sheet. We sold Take-Two Interactive Software after the stock had advanced to a level that adequately reflected the risks and rewards of the large slate of new game launches expected in 2025 and 2026. Finally, though the opportunity to continue gaining share still exists, we sold CarMax because we believe it will be harder to do so given various changing industry dynamics.

Mid Cap Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	10.84%	11.10%	11.44%
S&P 500® Index	25.02%	14.53%	13.10%
Russell Midcap® Index	15.34%	9.92%	9.63%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$141,923,374
# of Portfolio Holdings	32
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$1,362,906

Mid Cap Fund Class I

What does the Fund invest in?

The Fund invests in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.6%
Gartner, Inc.	6.4%
Ross Stores, Inc.	5.8%
Brown & Brown, Inc.	5.2%
Copart, Inc.	4.5%
PACCAR, Inc.	4.1%
Amphenol Corp., Class A	4.1%
Carlisle Cos., Inc.	3.8%
CDW Corp.	3.6%
Arista Networks, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	24.5%
Financials	22.5%
Industrials	16.8%
Consumer Discretionary	15.7%
Health Care	5.8%
Communication Services	5.6%
Consumer Staples	4.7%
Short-Term Investments	4.3%
Other Assets and Liabilities, Net	0.1%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Mid Cap Fund Class I

Annual Shareholder Report December 31, 2024

Mid Cap Fund Class II

Fund Overview

This annual shareholder report contains important information about Mid Cap Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$123	1.17%

How did the Fund perform last year and what affected its performance?

Our underperformance came from stock selection. The top three contributors were Brown & Brown, Arch Capital Group, and Liberty Formula One. The top three detractors were Dollar Tree, CDW, and Brown-Forman. Sector allocation helped, most notably our underweight in Materials and Health Care, along with our overweight in Financials.

Brown & Brown is generating strong organic growth, and margins are expanding after a few stagnant years. Arch Capital continued to produce solid underwriting results and premium growth. And while there are signs the hard insurance market is entering the later innings, we remain confident in management’s ability to manage through the full cycle. Liberty Formula One, owner of the ‘F1’ international motor racing league, continues to produce strong results. This season has proven to be quite competitive, driving up attendance and viewership of the races, which, in turn, provides a solid foundation for future growth in media rights renewals and sponsorships.

Dollar Tree is facing headwinds from a weak low-end consumer, less ‘trade-down’ benefit from middle-income consumers, and a tough competitive environment. Despite these headwinds, we remain confident in the company’s long-term prospects as we believe the strategic plan management is executing will result in much higher earnings power. CDW underperformed amid a weak IT spending environment, amplified by the company’s outsized exposure to small and medium-sized businesses. Brown- Forman came under pressure as investors debate the company’s future growth and earnings prospects in light of risks from GLP-1 drugs, changing consumer behaviors, competition, and tariffs.

Portfolio turnover was 15%, which was below our historical average of 20% to 30%, primarily due to our continued high conviction in our largest holdings and their reasonable stock valuations. During the year, we established five new positions and exited three positions.

New Positions: Cullen/Frost Bankers is a high-quality regional bank based in San Antonio, led by a strong team that has demonstrated the ability to successfully enter new markets. Teledyne Technologies is a well-managed sensor and instrumentation manufacturer, with a track record of shareholder-oriented actions. Graco is a leading manufacturer of premium fluid handling equipment, with a strong customer value proposition that has resulted in high returns on invested capital. Asbury Automotive and Lithia Motors are two of the largest auto franchise dealer groups in the country. Investors tend to pay a lot of attention to new car sales, but dealers actually earn more in profits from parts and service, and this steady business provides a nice ballast throughout the economic cycle.

Exited positions: Brookfield Corp, which was spun out of its asset management business, Brookfield Asset Management (BAM), was sold because we decided to concentrate our investment in BAM, given its cleaner balance sheet. We sold Take-Two Interactive Software after the stock had advanced to a level that adequately reflected the risks and rewards of the large slate of new game launches expected in 2025 and 2026. Finally, though the opportunity to continue gaining share still exists, we sold CarMax because we believe it will be harder to do so given various changing industry dynamics.

Mid Cap Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	10.57%	10.82%	11.16%
S&P 500® Index	25.02%	14.53%	13.10%
Russell Midcap® Index	15.34%	9.92%	9.63%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

4. The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$141,923,374
# of Portfolio Holdings	32
Portfolio Turnover Rate	15%
Total Advisory Fees Paid	$1,362,906

Mid Cap Fund Class II

What does the Fund invest in?

The Fund invests in common stocks, securities convertible into common stocks and related equity securities of midsize companies defined as those companies with market capitalizations of between $500 million and $70 billion.

Top Ten Holdings (% of Net Assets)

Arch Capital Group Ltd.	7.6%
Gartner, Inc.	6.4%
Ross Stores, Inc.	5.8%
Brown & Brown, Inc.	5.2%
Copart, Inc.	4.5%
PACCAR, Inc.	4.1%
Amphenol Corp., Class A	4.1%
Carlisle Cos., Inc.	3.8%
CDW Corp.	3.6%
Arista Networks, Inc.	3.5%

Sector Allocation (% of Net Assets)

Information Technology	24.5%
Financials	22.5%
Industrials	16.8%
Consumer Discretionary	15.7%
Health Care	5.8%
Communication Services	5.6%
Consumer Staples	4.7%
Short-Term Investments	4.3%
Other Assets and Liabilities, Net	0.1%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Mid Cap Fund Class II

Annual Shareholder Report December 31, 2024

International Stock Fund Class I

Fund Overview

This annual shareholder report contains important information about International Stock Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

This report describes certain planned changes to the Fund that occurred subsequent to the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$117	1.17%

How did the Fund perform last year and what affected its performance?

International equity markets broadly advanced over the period. Declining inflation levels and other reassuring economic data gave most major central banks the confidence to initiate interest rate cuts. China also stepped-up stimulus efforts to tackle its economic malaise, though left the market wanting more fiscal support. Concurrently, the military situations in Ukraine and the Middle East continued to elevate geopolitical risk, but with the latter now de-escalating somewhat. Also, political elections in many countries impacted sentiment and volatility. The benchmark return was positive over the period, with all regions advancing led by North America and Japan. Among the sector breakdown, Financials and Information Technology advanced the most, while Materials and Consumer Staples experienced the steepest decline.

Looking at the relative underperformance of the Portfolio, all regions except for North America detracted, led by Japan because of negative stock selection. Among economic sectors, Financials was the clear weak point because of negative allocation and selection effects, followed by Consumer Staples from negative allocation, stock selection, and currency effects. Among the contributors, Communication Services and Consumer Discretionary led, driven by positive allocation and stock selection effects. Given the positive return of the benchmark, the cash position slightly detracted.

Portfolio structure is determined using bottom-up stock selection within a risk-controlled framework, and positioning shifted somewhat in certain regions and sectors over the one-year period. Of the three geographic buckets the Portfolio is viewed on relative to the benchmark, the Developed Europe overweight narrowed mainly because of a net reduction of two stocks, while the Other Developed underweight went to an overweight primarily from adding one new stock. Looking at sector positioning, the relative underweight in Financials increased despite one net addition, mainly because the performance in Financials was so strong, which increased its weight in the index. One stock was sold in Consumer Staples but positioning still moved more overweight, from adjustments to existing positions and a decline in the index weight. The Information Technology overweight narrowed for various reasons including selling one name. There was also movement in the relative positioning of other sectors including Industrials, Consumer Discretionary, Health Care, and Communication Services through adjustments to existing positions and/or index weight movement. During the fiscal year, two stocks were new buys, and three were complete eliminations for profit taking or better opportunities.

Our global growth and inflation expectations going into the new year are more moderate. We anticipate some continued support from central banks in many countries as they carefully reduce policy interest rates with the aim of economic stability and strength. Resolutely, our team will implement our consistent investment selection process to construct a balanced portfolio of quality growth companies with stable franchises on a long-term view.

International Stock Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	0.10%	0.41%	2.03%
MSCI ACWI Ex USA	5.53%	4.10%	4.80%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$17,294,535
# of Portfolio Holdings	58
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$219,615

International Stock Fund Class I

What does the Fund invest in?

The Fund invests in stocks of foreign companies, defined as those with principal operations, organization, or trading outside the U.S., or whose securities are in foreign currencies. This includes common stocks, convertible securities, preferred stocks, and equity interests such as ADRs, EDRs, GDRs, and SDRs.

Geographical Allocation (% of Net Assets)

Japan	19.3%
Germany	11.4%
United Kingdom	9.1%
China	7.9%
India	7.7%
France	7.7%
Switzerland	5.7%
Mexico	5.2%
Canada	4.9%
Netherlands	3.2%
Ireland	2.7%
Taiwan	2.3%
Hong Kong	2.2%
United States	2.1%
Israel	2.1%
Australia	1.7%
Norway	1.2%
Brazil	1.1%
Denmark	1.1%
Italy	1.0%

Sector Allocation (% of Net Assets)

Financials	18.0%
Information Technology	14.9%
Consumer Discretionary	13.0%
Industrials	11.7%
Materials	10.2%
Consumer Staples	10.0%
Health Care	8.0%
Communication Services	7.8%
Short-Term Investments	6.0%
Energy	3.9%
Other Assets and Liabilities, Net	(3.5%)

Material Fund Changes

This is a summary of certain planned changes to the Fund since December 31, 2024. On February 24, 2025, the Board of Trustees of the Ultra Series Funds approved the liquidation of the Ultra Series International Fund. The liquidation is expected to occur after market close on or about April 30, 2025.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

International Stock Fund Class I

Annual Shareholder Report December 31, 2024

International Stock Fund Class II

Fund Overview

This annual shareholder report contains important information about International Stock Fund Class II for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

This report describes certain planned changes to the Fund that occurred subsequent to the reporting period.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$142	1.42%

How did the Fund perform last year and what affected its performance?

International equity markets broadly advanced over the period. Declining inflation levels and other reassuring economic data gave most major central banks the confidence to initiate interest rate cuts. China also stepped-up stimulus efforts to tackle its economic malaise, though left the market wanting more fiscal support. Concurrently, the military situations in Ukraine and the Middle East continued to elevate geopolitical risk, but with the latter now de-escalating somewhat. Also, political elections in many countries impacted sentiment and volatility. The benchmark return was positive over the period, with all regions advancing led by North America and Japan. Among the sector breakdown, Financials and Information Technology advanced the most, while Materials and Consumer Staples experienced the steepest decline.

Looking at the relative underperformance of the Portfolio, all regions except for North America detracted, led by Japan because of negative stock selection. Among economic sectors, Financials was the clear weak point because of negative allocation and selection effects, followed by Consumer Staples from negative allocation, stock selection, and currency effects. Among the contributors, Communication Services and Consumer Discretionary led, driven by positive allocation and stock selection effects. Given the positive return of the benchmark, the cash position slightly detracted.

Portfolio structure is determined using bottom-up stock selection within a risk-controlled framework, and positioning shifted somewhat in certain regions and sectors over the one-year period. Of the three geographic buckets the Portfolio is viewed on relative to the benchmark, the Developed Europe overweight narrowed mainly because of a net reduction of two stocks, while the Other Developed underweight went to an overweight primarily from adding one new stock. Looking at sector positioning, the relative underweight in Financials increased despite one net addition, mainly because the performance in Financials was so strong, which increased its weight in the index. One stock was sold in Consumer Staples but positioning still moved more overweight, from adjustments to existing positions and a decline in the index weight. The Information Technology overweight narrowed for various reasons including selling one name. There was also movement in the relative positioning of other sectors including Industrials, Consumer Discretionary, Health Care, and Communication Services through adjustments to existing positions and/or index weight movement. During the fiscal year, two stocks were new buys, and three were complete eliminations for profit taking or better opportunities.

Our global growth and inflation expectations going into the new year are more moderate. We anticipate some continued support from central banks in many countries as they carefully reduce policy interest rates with the aim of economic stability and strength. Resolutely, our team will implement our consistent investment selection process to construct a balanced portfolio of quality growth companies with stable franchises on a long-term view.

International Stock Fund

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class II	(0.15%)	0.16%	1.77%
MSCI ACWI Ex USA	5.53%	4.10%	4.80%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$17,294,535
# of Portfolio Holdings	58
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$219,615

International Stock Fund Class II

What does the Fund invest in?

The Fund invests in stocks of foreign companies, defined as those with principal operations, organization, or trading outside the U.S., or whose securities are in foreign currencies. This includes common stocks, convertible securities, preferred stocks, and equity interests such as ADRs, EDRs, GDRs, and SDRs.

Geographical Allocation (% of Net Assets)

Japan	19.3%
Germany	11.4%
United Kingdom	9.1%
China	7.9%
India	7.7%
France	7.7%
Switzerland	5.7%
Mexico	5.2%
Canada	4.9%
Netherlands	3.2%
Ireland	2.7%
Taiwan	2.3%
Hong Kong	2.2%
United States	2.1%
Israel	2.1%
Australia	1.7%
Norway	1.2%
Brazil	1.1%
Denmark	1.1%
Italy	1.0%

Sector Allocation (% of Net Assets)

Financials	18.0%
Information Technology	14.9%
Consumer Discretionary	13.0%
Industrials	11.7%
Materials	10.2%
Consumer Staples	10.0%
Health Care	8.0%
Communication Services	7.8%
Short-Term Investments	6.0%
Energy	3.9%
Other Assets and Liabilities, Net	(3.5%)

Material Fund Changes

This is a summary of certain planned changes to the Fund since December 31, 2024. On February 24, 2025, the Board of Trustees of the Ultra Series Funds approved the liquidation of the Ultra Series International Fund. The liquidation is expected to occur after market close on or about April 30, 2025.

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

International Stock Fund Class II

Annual Shareholder Report December 31, 2024

Madison Target Retirement 2020 Fund Class I

Fund Overview

This annual shareholder report contains important information about Madison Target Retirement 2020 Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$32	0.31%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop as we maintained our strong overweight to US stocks versus international stocks throughout the year. In addition, the Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities and yield curve positioning. Within the Fund’s US equity allocation, our overweight to the US Technology sector and a quality-based strategy benefited the portfolio and within international equity allocations, positions in Japan and Emerging Markets Asia proved beneficial. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year. The Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance and within our US equity allocation, our core positions were light on the Mag-7 and as a result failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Madison Target Retirement 2020 Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	3.48%	0.69%	2.60%
Bloomberg U.S. Aggregate Bond Index	1.25%	(0.33%)	1.35%
S&P Target Date® To 2020 Index	6.81%	4.14%	4.81%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund's performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage-backed securities.

4. The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$13,714,523
# of Portfolio Holdings	16
Portfolio Turnover Rate	39%
Total Advisory Fees Paid	$36,467

Madison Target Retirement 2020 Fund Class I

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, following an asset allocation strategy for those planning to retire around 2020. As time progresses, the Fund’s allocation will shift to a more conservative mix, aiming for about 10-30% in stock funds and 70-90% in bond funds.

Top Ten Holdings (% of Net Assets)

Janus Henderson Mortgage-Backed Securities ETF	20.9%
iShares 7-10 Year Treasury Bond ETF	18.7%
SPDR Portfolio Short Term Treasury ETF	15.6%
Schwab Intermediate-Term U.S. Treasury ETF	15.4%
iShares Aaa - A Rated Corporate Bond ETF	7.7%
Invesco S&P 500 Quality ETF	5.6%
Distillate U.S. Fundamental Stability & Value ETF	4.7%
iShares MSCI International Quality Factor ETF, Class USD INC	2.2%
Vanguard Information Technology ETF	2.0%
iShares MSCI Emerging Markets Asia ETF	1.3%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	97.2%
Short-Term Investments	3.1%
Other Assets and Liabilities, Net	(0.3%)

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Madison Target Retirement 2020 Fund Class I

Annual Shareholder Report December 31, 2024

Madison Target Retirement 2030 Fund Class I

Fund Overview

This annual shareholder report contains important information about Madison Target Retirement 2030 Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$32	0.31%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop as we maintained our strong overweight to US stocks versus international stocks throughout the year. In addition, the Fund’s fixed income allocation outperformed the benchmark Bloomberg US Aggregate Bond Index via a combination of our position in mortgage-backed securities and yield curve positioning. Within the Fund’s US equity allocation, our overweight to the US Technology sector and a quality-based strategy benefited the portfolio and within international equity allocations, positions in Japan and Emerging Markets Asia proved beneficial. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year. The Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance and within our US equity allocation, our core positions were light on the Mag-7 and as a result failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Madison Target Retirement 2030 Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	5.47%	3.34%	4.78%
Russell 3000® Index	23.81%	13.86%	12.55%
S&P Target Date® To 2030 Index	8.89%	6.08%	6.40%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US equity market.

4. The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$51,648,653
# of Portfolio Holdings	17
Portfolio Turnover Rate	38%
Total Advisory Fees Paid	$136,035

Madison Target Retirement 2030 Fund Class I

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, following an asset allocation strategy for those planning to retire around 2030. As time progresses, the Fund's allocation will shift to a more conservative mix, aiming for about 10-30% in stock funds and 70-90% in bond funds.

Top Ten Holdings (% of Net Assets)

Janus Henderson Mortgage-Backed Securities ETF	15.7%
iShares 7-10 Year Treasury Bond ETF	14.6%
Schwab Intermediate-Term U.S. Treasury ETF	11.9%
Invesco S&P 500 Quality ETF	10.1%
SPDR Portfolio Short Term Treasury ETF	9.6%
Distillate U.S. Fundamental Stability & Value ETF	9.4%
iShares Aaa - A Rated Corporate Bond ETF	5.7%
Vanguard Information Technology ETF	4.8%
iShares MSCI International Quality Factor ETF, Class USD INC	4.2%
iShares MSCI Emerging Markets Asia ETF	2.7%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	96.5%
Short-Term Investments	3.5%
Other Assets and Liabilities, Net	0.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Madison Target Retirement 2030 Fund Class I

Annual Shareholder Report December 31, 2024

Madison Target Retirement 2040 Fund Class I

Fund Overview

This annual shareholder report contains important information about Madison Target Retirement 2040 Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$32	0.31%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop as we maintained our strong overweight to US stocks versus international stocks throughout the year. Performance within the Fund’s fixed income allocation were positive on an absolute basis but didn’t have a material impact on relative results for the year. Within the Fund’s US equity allocation, our overweight to the US Technology sector and a quality-based strategy benefited the portfolio and within international equity allocations, positions in Japan and Emerging Markets Asia proved beneficial. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year. The Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance and within our US equity allocation, our core positions were light on the Mag-7 and as a result failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Madison Target Retirement 2040 Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	7.78%	4.55%	5.72%
Russell 3000® Index	23.81%	13.86%	12.55%
S&P Target Date® To 2040 Index	11.75%	7.80%	7.74%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US equity market.

4. The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$41,179,759
# of Portfolio Holdings	17
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$100,112

Madison Target Retirement 2040 Fund Class I

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, following an asset allocation strategy for those planning to retire around 2040. As time progresses, the Fund's allocation will shift to a more conservative mix, aiming for about 10-30% in stock funds and 70-90% in bond funds.

Top Ten Holdings (% of Net Assets)

Invesco S&P 500 Quality ETF	14.7%
Distillate U.S. Fundamental Stability & Value ETF	14.0%
Schwab Intermediate-Term U.S. Treasury ETF	11.1%
Janus Henderson Mortgage-Backed Securities ETF	10.4%
iShares 7-10 Year Treasury Bond ETF	9.4%
Vanguard Information Technology ETF	7.6%
iShares MSCI International Quality Factor ETF, Class USD INC	5.7%
iShares MSCI Emerging Markets Asia ETF	4.0%
SPDR Portfolio Short Term Treasury ETF	4.0%
iShares Aaa - A Rated Corporate Bond ETF	4.0%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	96.5%
Short-Term Investments	3.5%
Other Assets and Liabilities, Net	0.0%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Madison Target Retirement 2040 Fund Class I

Annual Shareholder Report December 31, 2024

Madison Target Retirement 2050 Fund Class I

Fund Overview

This annual shareholder report contains important information about Madison Target Retirement 2050 Fund Class I for the period of January 1, 2024 to December 31, 2024.

You can find additional information about the Fund at www.madisonfunds.com/funds/ultra-series-fund/. You can also request this information by contacting us at 1-800-877-6089.

What were the Fund costs for last year?

(based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$32	0.31%

How did the Fund perform last year and what affected its performance?

For the first time in a quarter century, the S&P 500 Index turned in back-to-back calendar year returns greater than 20%. Right up until mid-December it looked like 2024 was a lock for the S&P 500 to outgain 2023’s 26.3% showing. However, a “hawkish” interest rate cut by the Federal Reserve cooled the mood, and the index stumbled to finish the year with a 25% gain. And while it was generally a very good year for all stocks, with the average S&P 500 stock returning 13%, the continued extreme bifurcation between the largest growth stocks and the “average” stock was notable, making for a rough relative year for those not owning or not owning enough of the “right” stocks. The much hyped Magnificent 7 (Mag-7) stocks produced an average return of over 60% and contributed 53% of the S&P 500 Index’s total return in 2024. The Russell 1000 Growth Index, where the Mag-7 exhibits an even greater concentration generated a 33.4% return, versus very respectable absolute, yet less than half as large returns from value, mid, and small cap stock indexes, where returns ranged from 12 – 15%.

In an odd twist of fate, the Federal Reserve delivered 1% of interest rate cuts between mid-September and year-end, yet the bellwether 10-year US Treasury yield increased an identical 1% from 3.6% to 4.6%. The jump in rates seemed to correspond to the unfortunate realization that rates may stay structurally higher for longer due to sticky inflation and a federal government addicted to debt. Higher rates into year-end made trouble for fixed income investors and spoiled what had been a decent year for bonds. The benchmark Bloomberg US Aggregate Bond Index fell -3.1% over the final quarter, taking the full year return down to +1.3% from +4.4% on September 30th.

The Fund’s absolute return was aided by the strong US equity market backdrop as we maintained our strong overweight to US stocks versus international stocks throughout the year. Performance within the Fund’s fixed income allocation were positive on an absolute basis but didn’t have a material impact on relative results for the year. Within the Fund’s US equity allocation, our overweight to the US Technology sector and a quality-based strategy benefited the portfolio and within international equity allocations, positions in Japan and Emerging Markets Asia proved beneficial. However, our economic outlook and conservative DNA had us guarded for a more challenging market throughout much of the year. The Fund’s underweight to equity risk (overweight to cash) provided a headwind to relative performance and within our US equity allocation, our core positions were light on the Mag-7 and as a result failed to keep up with the highly concentrated mega cap led market, which compounded the hit to relative performance.

We ended the period cautiously optimistic for the year ahead, and while still a touch defensive overall, we have increased equity exposure by expanding our allocations to smaller cap stocks and the financial sector.

Madison Target Retirement 2050 Fund Class I

Fund Performance

The chart below illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter).

Average Annual Total Returns (%)

	1 Year	5 Years	10 Years
Class I	9.04%	5.35%	6.41%
Russell 3000® Index	23.81%	13.86%	12.55%
S&P Target Date® To 2050 Index	13.59%	8.85%	8.49%

1. Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the Fund’s performance is contained in the prospectus and elsewhere in this report. The Fund’s past performance is not indicative of future performance.

2. The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). Due to new SEC Rules on shareholder reporting the fund adopted a new broad-based securities market index, referred to as the Regulatory Benchmark.

3. The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US equity market.

4. The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Key Fund Statistics (As of December 31, 2024)

Total Net Assets	$35,846,052
# of Portfolio Holdings	17
Portfolio Turnover Rate	37%
Total Advisory Fees Paid	$86,589

Madison Target Retirement 2050 Fund Class I

What does the Fund invest in?

The Fund primarily invests in shares of other registered investment companies, following an asset allocation strategy for those planning to retire around 2050. As time progresses, the Fund's allocation will shift to a more conservative mix, aiming for about 10-30% in stock funds and 70-90% in bond funds.

Top Ten Holdings (% of Net Assets)

Invesco S&P 500 Quality ETF	17.4%
Distillate U.S. Fundamental Stability & Value ETF	16.0%
Vanguard Information Technology ETF	8.8%
Schwab Intermediate-Term U.S. Treasury ETF	8.5%
Janus Henderson Mortgage-Backed Securities ETF	7.7%
iShares 7-10 Year Treasury Bond ETF	7.1%
iShares MSCI International Quality Factor ETF, Class USD INC	6.4%
iShares MSCI Emerging Markets Asia ETF	4.7%
JPMorgan BetaBuilders Japan ETF	3.1%
iShares Aaa - A Rated Corporate Bond ETF	3.0%

Portfolio Allocation (% of Net Assets)

Exchange Traded Funds	95.5%
Short-Term Investments	4.3%
Other Assets and Liabilities, Net	0.2%

Additional Information

If you wish to view additional information about the Fund; including but not limited to financial statements or holdings, please visit www.madisonfunds.com/funds/ultra-series-fund/.

Phone: 1-800-877-6089

Annual Shareholder Report

December 31, 2024

Madison Target Retirement 2050 Fund Class I

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The code of ethics is filed as an exhibit to this Form N-CSR.

(c)	During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d)	During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2024, Scott Jones, Richard Struthers and Anita Zagrodnik, “independent” Trustees, and members of the Trust’s audit committee, were appointed to serve as the Trust’s audit committee financial experts among the four independent Trustees who qualifies to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2024, and 2023, respectively were $214,910 ($458,910 including the Madison Funds, all affiliated investment companies “together, the “Affiliated Funds”) and $209,000 ($465,450 including the Affiliated Funds).

(b)	Audit-Related Fees. For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the registrant's annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $0, respectively.

(c)	Tax-Fees. For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $50,636 ($86,945 including the Affiliated Funds) and $35,280 ($104,969 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-	Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d)	All Other Fees. None.

(a)	(1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(e)	(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	None.

(h)	The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The registrant’s Financial Statements are attached herewith.

(b)	The registrant’s Financial Highlights are attached herewith.

ULTRA SERIES FUND	Annual Financial Statements and Other Information December 31, 2024

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Diversified Income Fund
Core Bond Fund
High Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

ULTRASERIESFUND.COM

Ultra Series Fund | December 31, 2024

1

Ultra Series Fund | December 31, 2024

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 47.1%
Bond Funds - 26.3%
iShares Aaa - A Rated Corporate Bond ETF	58,688	$2,746,012
iShares Treasury Floating Rate Bond ETF	9,637	486,379
Janus Henderson Mortgage-Backed Securities ETF	56,650	2,502,797
Schwab Intermediate-Term U.S. Treasury ETF	289,298	7,027,049
		12,762,237
Foreign Stock Funds - 6.7%
Franklin FTSE Japan ETF	37,332	1,068,068
iShares MSCI Emerging Markets Asia ETF (A)	20,169	1,445,109
Vanguard FTSE Europe ETF (A)	11,589	735,554
		3,248,731
Stock Funds - 14.1%
Distillate U.S. Fundamental Stability & Value ETF (A)	26,406	1,450,318
Energy Select Sector SPDR Fund ETF	5,330	456,568
Invesco S&P 500 Quality ETF	36,676	2,458,392
iShares Core S&P Small-Cap ETF	6,019	693,509
SPDR S&P Bank ETF	9,960	552,481
Vanguard Information Technology ETF	1,980	1,231,164
		6,842,432
Total Exchange Traded Funds
(Cost $21,794,933)		22,853,400
INVESTMENT COMPANIES - 50.7%
Bond Funds - 40.1%
Madison Core Bond Fund, Class R6 (B) (C)	2,209,555	19,488,271
Stock Funds - 10.6%
Madison Investors Fund, Class R6 (C)	176,060	5,147,993
Total Investment Companies
(Cost $25,294,520)		24,636,264
SHORT-TERM INVESTMENTS - 4.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.43%	1,078,854	1,078,854
State Street Navigator Securities
Lending Government Money Market Portfolio (D) (E), 4.46%	1,089,902	1,089,902
Total Short-Term Investments
(Cost $2,168,756)		2,168,756
TOTAL INVESTMENTS - 102.3%
(Cost $49,258,209**)		49,658,420
NET OTHER ASSETS AND LIABILITIES - (2.3%)		(1,115,238)

TOTAL NET ASSETS - 100.0%		$48,543,182

**	Aggregate cost for Federal tax purposes was $49,690,952.
(A)	All or a portion of these securities, with an aggregate fair value of $2,169,672, are on loan as part of a securities lending program. See footnote (E) and Note 8 for details on the securities lending program.
(B)	Greater than 25% of the portfolio. For more information refer the website https://madisonfunds.com/funds/ultra-series- fund/.
(C)	Affiliated Company (see Note 10).
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

2

Ultra Series Fund | December 31, 2024

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 51.5%
Bond Funds - 16.4%
iShares Aaa - A Rated Corporate Bond ETF	57,047	$2,669,229
iShares Treasury Floating Rate Bond ETF	43,523	2,196,606
Janus Henderson Mortgage-Backed Securities ETF	60,723	2,682,742
Schwab Intermediate-Term U.S. Treasury ETF (A)	415,634	10,095,750
		17,644,327
Foreign Stock Funds - 11.5%
Franklin FTSE Japan ETF	144,046	4,121,156
iShares MSCI Emerging Markets Asia ETF	81,856	5,864,982
Vanguard FTSE Europe ETF (A)	36,772	2,333,919
		12,320,057
Stock Funds - 23.6%
Distillate U.S. Fundamental Stability &
Value ETF (A)	76,026	4,175,637
Energy Select Sector SPDR Fund ETF	19,499	1,670,284
Invesco S&P 500 Quality ETF	134,591	9,021,635
iShares Core S&P Small-Cap ETF	32,995	3,801,684
SPDR S&P Bank ETF	34,483	1,912,772
Vanguard Information Technology ETF	7,712	4,795,322
		25,377,334
Total Exchange Traded Funds
(Cost $51,676,146)		55,341,718
INVESTMENT COMPANIES - 43.4%
Bond Funds - 25.3%
Madison Core Bond Fund, Class R6 (B) (C)	3,080,832	27,172,934
Stock Funds - 18.1%
Madison Investors Fund, Class R6 (B)	629,466	18,405,581
Madison Mid Cap Fund, Class R6 (B)	64,915	1,095,108
		19,500,689
Total Investment Companies
(Cost $41,615,516)		46,673,623
SHORT-TERM INVESTMENTS - 6.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.43%	3,439,163	3,439,163
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 4.46%	3,280,606	3,280,606
Total Short-Term Investments
(Cost $6,719,769)		6,719,769
TOTAL INVESTMENTS - 101.2%
(Cost $100,011,431**)		108,735,110
NET OTHER ASSETS AND LIABILITIES - (1.2%)		(1,278,719)

TOTAL NET ASSETS - 100.0%		$107,456,391

**	Aggregate cost for Federal tax purposes was $100,416,548.
(A)	All or a portion of these securities, with an aggregate fair value of $6,339,311, are on loan as part of a securities lending program. See footnote (E) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 10).
(C)	Greater than 25% of the portfolio. For more information refer the website https://madisonfunds.com/funds/ultra-series- fund/
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor's.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

3

Ultra Series Fund | December 31, 2024

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 60.7%
Bond Funds - 9.8%
iShares Treasury Floating Rate Bond ETF	25,043	$1,263,920
Janus Henderson Mortgage-Backed Securities ETF	11,360	501,885
Schwab Intermediate-Term U.S. Treasury ETF (A)	92,204	2,239,635
		4,005,440
Foreign Stock Funds - 15.8%
Franklin FTSE Japan ETF (A)	69,463	1,987,336
iShares MSCI Emerging Markets Asia ETF	40,197	2,880,115
Vanguard FTSE Europe ETF (A)	25,431	1,614,106
		6,481,557
Stock Funds - 35.1%
Distillate U.S. Fundamental Stability & Value ETF (A)	51,335	2,819,514
Energy Select Sector SPDR Fund ETF	11,064	947,742
Invesco S&P 500 Quality ETF (A)	73,908	4,954,053
iShares Core S&P Small-Cap ETF	16,081	1,852,853
SPDR S&P Bank ETF (A)	23,760	1,317,967
Vanguard Information Technology ETF	3,961	2,462,950
		14,355,079
Total Exchange Traded Funds
(Cost $22,987,448)		24,842,076
INVESTMENT COMPANIES - 34.6%
Bond Funds - 13.1%
Madison Core Bond Fund, Class R6 (B)	609,298	5,374,007
Stock Funds - 21.5%
Madison Investors Fund, Class R6 (B)	271,847	7,948,817
Madison Mid Cap Fund, Class R6 (B)	48,936	825,556
		8,774,373
Total Investment Companies
(Cost $11,262,228)		14,148,380
SHORT-TERM INVESTMENTS - 14.7%
State Street Institutional U.S.
Government Money Market Fund, Premier Class (C), 4.43%	1,907,297	1,907,297
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 4.46%	4,085,299	4,085,299
Total Short-Term Investments
(Cost $5,992,596)		5,992,596
TOTAL INVESTMENTS - 110.0%
(Cost $40,242,272**)		44,983,052
NET OTHER ASSETS AND LIABILITIES - (10.0%)		(4,078,617)

TOTAL NET ASSETS - 100.0%		$40,904,435

**	Aggregate cost for Federal tax purposes was $40,325,279.
(A)	All or a portion of these securities, with an aggregate fair value of $5,680,717, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 10).
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

4

Ultra Series Fund | December 31, 2024

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 98.2%
Bond Funds - 57.1%
iShares Aaa - A Rated Corporate Bond ETF	89,158	$4,171,703
Janus Henderson AAA CLO ETF (A)	80,805	4,097,622
Janus Henderson Mortgage-Backed Securities ETF	299,358	13,225,636
Madison Aggregate Bond ETF (A) (B)	1,350,000	27,081,000
Madison Short-Term Strategic Income ETF (A) (B)	1,562,500	31,796,875
SPDR Portfolio High Yield Bond ETF (A)	233,683	5,484,540
		85,857,376
Stock Funds - 41.1%
Global X MLP ETF	90,844	4,488,602
Madison Covered Call ETF (A) (B)	1,590,000	29,846,208
Madison Dividend Value ETF (A) (B)	1,225,000	26,028,800
Vanguard Dividend Appreciation ETF	7,596	1,487,524
		61,851,134
Total Exchange Traded Funds
(Cost $147,194,956)		147,708,510

	Par Value
COLLATERALIZED MORTGAGE OBLIGATION - 0.0%
PSMC Trust, Series 2019-2, Class A1 (C) (D) (E), 3.5%, 10/25/49	$461	457
Total Collateralized Mortgage Obligations
(Cost $469)		457
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
GSAMP Trust, Series 2006-S5, Class M5 (C) (E) (F), 7.488% 9/25/36	2,190,000	–
Total Commercial Mortgage-Backed Securities
(Cost $–)		–
MORTGAGE BACKED SECURITIES - 0.0%
Fannie Mae - 0.0%
7%, 11/1/31 Pool # 607515	6,923	7,173
7%, 5/1/32 Pool # 644591	864	895
		8,068
Freddie Mac - 0.0%
4.5%, 2/1/25 Pool # J11722	373	373
4.5%, 5/1/25 Pool # J12247	1,059	1,058
8%, 6/1/30 Pool # C01005	3,314	3,446
		4,877
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	7,109	7,342
Total Mortgage Backed Securities
(Cost $19,655)		20,287

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 6.6%
State Street Institutional U.S.
Government Money Market Fund, Premier Class (G), 4.43%	2,655,552	$2,655,552
State Street Navigator Securities Lending Government Money Market Portfolio (G) (H), 4.46%	7,240,658	7,240,658
Total Short-Term Investments
(Cost $9,896,210)		9,896,210
TOTAL INVESTMENTS - 104.8%
(Cost $157,111,290**)		157,625,464
NET OTHER ASSETS AND LIABILITIES - (4.8%)		(7,280,672)

TOTAL NET ASSETS - 100.0%		$150,344,792

**	Aggregate cost for Federal tax purposes was $157,111,292.
(A)	All or a portion of these securities, with an aggregate fair value of $8,592,036, are on loan as part of a securities lending program. See footnote (H) and Note 8 for details on the securities lending program.
(B)	Affiliated Company (see Note 10).
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(E)	Floating rate or variable rate note. Rate shown is as of December 31, 2024.
(F)	Defaulted Security. Security was deemed illiquid by Madison. Interest is not being accrued.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.
CLO	Collateralized Loan Obligation.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

5

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 2.5%
Chesapeake Funding II LLC, Series 2023- 1A, Class A1 (A), 5.65%, 5/15/35	$200,789	$202,081
CNH Equipment Trust, Series 2023-A, Class A3, 4.81%, 8/15/28	250,000	250,951
Dell Equipment Finance Trust, Series 2023-2, Class A2 (A), 5.84%, 1/22/29	17,715	17,736
Enterprise Fleet Financing LLC, Series 2022-1, Class A2 (A), 3.03%, 1/20/28	27,191	27,108
Enterprise Fleet Financing LLC, Series 2022-4, Class A2 (A), 5.76%, 10/22/29	117,267	118,085
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A (A), 1.99%, 6/25/26	350,000	347,305
John Deere Owner Trust, Series 2023-B, Class A3, 5.18%, 3/15/28	250,000	252,060
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	22,451	22,258
LAD Auto Receivables Trust, Series 2022-1A, Class A (A), 5.21%, 6/15/27	44,955	45,026
LAD Auto Receivables Trust, Series 2023-2A, Class A2 (A), 5.93%, 6/15/27	43,854	43,965
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (B) (C), 0.918%, 2/25/63	53,114	51,769
Towd Point Mortgage Trust, Series 2024-CES1, Class A1A (A) (B) (C), 5.848%, 1/25/64	243,244	243,965
Total Asset Backed Securities
(Cost $1,608,413)		1,622,309
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (D), 2.879%, 7/25/49	54,540	52,775
CIM Trust, Series 2021-J2, Class A4 (A) (B) (C), 2.5%, 4/25/51	257,313	226,794
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	196,236	4,381
Federal Home Loan Mortgage Corp. REMICS, Series 5451, Class A, CMO, 5%, 5/25/49	246,477	242,460
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	356,482	19,230
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	84,278	81,624
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	134,453	132,616
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	140,492	143,694
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	992,916	145,483
GCAT Trust, Series 2021-NQM1, Class A1 (A) (B) (C), 0.874%, 1/25/66	132,852	113,828
Government National Mortgage Association REMICS, Series 2015-53, Class IL, IO, 3%, 9/20/44	28,859	313
JP Morgan Mortgage Trust, Series 2019-5, Class A3 (A) (B) (C), 4%, 11/25/49	12,331	11,380
JP Morgan Mortgage Trust, Series 2019-7, Class A3 (A) (B) (C), 3.463%, 2/25/50	52,054	45,977
JP Morgan Mortgage Trust, Series 2021-1, Class A3 (A) (B) (C), 2.5%, 6/25/51	288,175	230,726
JP Morgan Mortgage Trust, Series 2021-6, Class A4 (A) (B) (C), 2.5%, 10/25/51	423,853	372,258
JP Morgan Wealth Management, Series 2020-ATR1, Class A3 (A) (B) (C), 3%, 2/25/50	126,787	107,861
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	768	762
PSMC Trust, Series 2020-2, Class A2 (A) (B) (C), 3%, 5/25/50	53,552	46,783
PSMC Trust, Series 2021-1, Class A11 (A) (B) (C), 2.5%, 3/25/51	153,059	133,913
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (B) (C), 2.5%, 12/25/51	248,498	215,802
Sequoia Mortgage Trust, Series 2013-7, Class A2 (B) (C), 3%, 6/25/43	202,194	176,351
Towd Point Mortgage Trust, Series 2024-4, Class A1A, CMO (A) (B) (C), 4.391%, 10/27/64	487,728	473,637
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (B) (C), 4%, 4/25/49	6,623	6,168
Total Collateralized Mortgage Obligations
(Cost $3,532,009)		2,984,816
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	29,079	28,856
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO (B) (C), 0.292%, 9/25/26	10,968,485	38,511

See accompanying Notes to Financial Statements.

6

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
FREMF Mortgage Trust, Series 2015-K44, Class B (A) (B) (C), 3.68%, 1/25/48	$450,000	$448,444
FREMF Mortgage Trust, Series 2020- K106, Class B (A) (B) (C), 3.562%, 3/25/53	150,000	136,361
Government National Mortgage Association, Series 2024-153, Class AB, 4.5%, 3/16/65	249,505	244,858
GSAMP Trust, Series 2006-S5, Class M5 (B) (C) (E), 7.488% 9/25/36	4,940,000	–
Total Commercial Mortgage- Backed Securities
(Cost $918,334)		897,030
CORPORATE NOTES AND BONDS - 27.1%
Communication Services - 0.4%
AT&T, Inc., 2.25%, 2/1/32	50,000	41,353
SBA Communications Corp., 3.875%, 2/15/27	250,000	239,669
		281,022
Consumer Discretionary - 1.7%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.5%, 4/20/26	100,000	99,781
Clarios Global LP/Clarios U.S. Finance Co. (A), 6.25%, 5/15/26	150,000	149,960
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	200,000	199,012
Lowe's Cos., Inc., 3%, 10/15/50	300,000	186,695
Royal Caribbean Cruises Ltd., 7.5%, 10/15/27	150,000	157,337
Tractor Supply Co., 1.75%, 11/1/30	200,000	167,293
Tractor Supply Co., 5.25%, 5/15/33	150,000	150,009
		1,110,087
Consumer Staples - 0.8%
Keurig Dr. Pepper, Inc., 3.8%, 5/1/50	300,000	220,996
Lamb Weston Holdings, Inc. (A) (F), 4.875%, 5/15/28	150,000	146,441
Performance Food Group, Inc. (A), 5.5%, 10/15/27	150,000	148,732
		516,169
Energy - 4.5%
Devon Energy Corp., 5.2%, 9/15/34	400,000	380,078
Diamondback Energy, Inc., 5.4%, 4/18/34	250,000	246,045
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	150,000	137,354
Energy Transfer LP, 5.25%, 4/15/29	300,000	301,020
Energy Transfer LP, 6.55%, 12/1/33	250,000	266,149
EnLink Midstream Partners LP, 5.45%, 6/1/47	300,000	269,881
Kinder Morgan, Inc., 5.55%, 6/1/45	300,000	280,306
Marathon Petroleum Corp., 4.7%, 5/1/25 $	275,000	274,692
MPLX LP, 4.8%, 2/15/29	50,000	49,562
MPLX LP, 2.65%, 8/15/30	200,000	175,009
ONEOK, Inc., 5.85%, 1/15/26	100,000	100,879
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	150,000	149,703
Valero Energy Corp., 4%, 6/1/52	100,000	71,387
Valero Energy Partners LP, 4.5%, 3/15/28	250,000	246,442
		2,948,507
Financials - 11.2%
Aflac, Inc., 4.75%, 1/15/49	250,000	219,213
American Express Co., (Secured Overnight Financing Rate + 1.940%) (C), 6.489%, 10/30/31	250,000	267,299
Athene Holding Ltd., 6.25%, 4/1/54	125,000	125,553
Bank of America Corp., (5 year CMT + 2.000%) (C), 3.846%, 3/8/37	150,000	132,894
Capital One Financial Corp., (Secured Overnight Financing Rate + 2.057%) (C), 4.927%, 5/10/28	200,000	199,341
Capital One Financial Corp., (Secured Overnight Financing Rate + 2.640%) (C), 6.312%, 6/8/29	200,000	206,558
Citibank NA, 5.803%, 9/29/28	250,000	257,781
Citigroup, Inc., (Secured Overnight Financing Rate + 2.086%) (C), 4.91%, 5/24/33	250,000	241,796
Citigroup, Inc., (5 year CMT + 1.730%) (C), 5.411%, 9/19/39	150,000	143,047
Discover Bank, 3.45%, 7/27/26	75,000	73,311
Empower Finance 2020 LP (A), 3.075%, 9/17/51	125,000	78,679
Fifth Third Bancorp, 2.55%, 5/5/27	175,000	166,199
Fifth Third Bancorp, (Secured Overnight Financing Rate + 1.660%) (C), 4.337%, 4/25/33	200,000	185,832
GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	200,000	171,296
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	200,000	195,687
Jefferies Financial Group, Inc., 2.625%, 10/15/31	250,000	210,855
Jefferies Financial Group, Inc., 6.2%, 4/14/34	100,000	103,138
JPMorgan Chase & Co., (Secured Overnight Financing Rate + 1.620%) (C), 5.336%, 1/23/35	250,000	248,854
KeyBank NA, 5%, 1/26/33	250,000	239,836

See accompanying Notes to Financial Statements.

7

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
KeyCorp, 4.1%, 4/30/28	$300,000	$290,272
KKR Group Finance Co. VIII LLC (A), 3.5%, 8/25/50	250,000	172,704
Liberty Mutual Group, Inc. (A), 4.569%, 2/1/29	275,000	269,326
Morgan Stanley, (Secured Overnight Financing Rate + 1.020%) (C), 1.928%, 4/28/32	250,000	204,527
Morgan Stanley, (Secured Overnight Financing Rate + 1.730%) (C), 5.466%, 1/18/35	250,000	248,628
Nasdaq, Inc., 1.65%, 1/15/31	200,000	164,324
Old Republic International Corp., 3.85%,
6/11/51	250,000	176,072
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	225,000	199,690
PNC Bank NA, 2.7%, 10/22/29	125,000	112,142
PNC Financial Services Group, Inc., (Secured Overnight Financing Rate + 2.284%) (C), 6.875%, 10/20/34	200,000	218,707
Realty Income Corp., 4.85%, 3/15/30	200,000	198,718
Regions Financial Corp., 1.8%, 8/12/28	295,000	262,743
State Street Corp., (Secured Overnight Financing Rate + 1.490%) (C), 3.031%, 11/1/34	125,000	112,683
Teachers Insurance & Annuity Association of America (A), 3.3%, 5/15/50	300,000	200,258
Truist Financial Corp., (Secured Overnight Financing Rate + 2.361%) (C), 5.867%, 6/8/34	300,000	305,503
U.S. Bancorp, (Secured Overnight Financing Rate + 1.560%) (C), 5.384%, 1/23/30	125,000	126,084
U.S. Bancorp, (Secured Overnight Financing Rate + 1.600%) (C), 4.839%, 2/1/34	225,000	215,429
Wells Fargo & Co., (Secured Overnight Financing Rate + 2.100%) (C), 2.393%, 6/2/28	250,000	235,457
Wells Fargo & Co., (Secured Overnight Financing Rate + 1.500%) (C) (F), 5.198%, 1/23/30	125,000	125,278
		7,305,714
Health Care - 2.0%
Amgen, Inc., 5.65%, 3/2/53	75,000	72,347
Block, Inc., 2.75%, 6/1/26	300,000	289,080
Centene Corp., 2.45%, 7/15/28	300,000	270,443
Cigna Group, 4.375%, 10/15/28	50,000	48,998
Health Care Service Corp. A Mutual Legal Reserve Co. (A), 2.2%, 6/1/30	250,000	216,161
Humana, Inc., 5.375%, 4/15/31	100,000	99,193
J.M. Smucker Co., 6.2%, 11/15/33	250,000	263,827
		1,260,049
Industrials - 3.4%
Ball Corp., 4.875%, 3/15/26	250,000	248,909
Boeing Co., 6.858%, 5/1/54	250,000	266,229
Carrier Global Corp., 3.577%, 4/5/50	51,000	36,640
Otis Worldwide Corp., 2.565%, 2/15/30	300,000	266,567
Quanta Services, Inc., 2.9%, 10/1/30	250,000	223,290
TD SYNNEX Corp., 1.75%, 8/9/26	250,000	237,397
Textron, Inc., 2.45%, 3/15/31	250,000	212,726
United Rentals North America, Inc., 5.5%, 5/15/27	300,000	298,179
Vulcan Materials Co., 3.5%, 6/1/30	200,000	185,191
WRKCo, Inc., 3.9%, 6/1/28	250,000	241,271
		2,216,399
Information Technology - 2.1%
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	9,670
Dell International LLC/EMC Corp., 8.35%, 7/15/46	62,000	79,059
Dell International LLC/EMC Corp., 3.45%, 12/15/51	275,000	186,873
Fiserv, Inc., 3.5%, 7/1/29	200,000	187,634
Gartner, Inc. (A), 4.5%, 7/1/28	150,000	146,247
HP, Inc., 2.65%, 6/17/31	200,000	171,302
Iron Mountain, Inc. (A), 4.5%, 2/15/31	125,000	114,276
Oracle Corp., 3.95%, 3/25/51	350,000	259,459
VMware LLC, 2.2%, 8/15/31	250,000	207,431
		1,361,951
Materials - 0.5%
Celanese U.S. Holdings LLC, 6.165%, 7/15/27	150,000	152,274
LYB International Finance III LLC, 3.625%, 4/1/51	250,000	168,160
		320,434
Utilities - 0.5%
Duke Energy Corp., 3.75%, 9/1/46	250,000	184,264
Interstate Power & Light Co., 3.5%, 9/30/49	225,000	157,761
		342,025
Total Corporate Notes and Bonds
(Cost $19,251,561)		17,662,357
FOREIGN CORPORATE BONDS - 3.7%
Energy - 0.2%
Enbridge, Inc., 5.7%, 3/8/33	125,000	126,360

See accompanying Notes to Financial Statements.

8

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Financials - 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 1/30/26	$300,000	$290,307
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 10/15/27	200,000	198,691
Avolon Holdings Funding Ltd. (A), 2.125%, 2/21/26	300,000	290,148
Mitsubishi UFJ Financial Group, Inc., (1 year CMT + 1.530%) (C), 5.475%, 2/22/31	250,000	254,153
Royal Bank of Canada (F), 5.15%, 2/1/34	175,000	172,950
Toronto-Dominion Bank (F), 4.456%, 6/8/32	250,000	236,824
UBS Group AG, (1 year CMT + 2.050%) (A) (C), 4.703%, 8/5/27	200,000	199,107
		1,642,180
Health Care - 0.6%
Pfizer Investment Enterprises Pte. Ltd., 5.34%, 5/19/63	200,000	183,888
STERIS Irish FinCo UnLtd Co., 3.75%, 3/15/51	350,000	247,235
		431,123
Industrials - 0.4%
BAE Systems PLC (A), 5.3%, 3/26/34	250,000	249,456
Total Foreign Corporate Bonds
( Cost $2,589,813 )		2,449,119
LONG TERM MUNICIPAL BONDS - 1.2%
General - 1.2%
Hillsboro School District No 1J, General Obligation, 4.35%, 6/30/34	800,000	766,246
Total Long Term Municipal Bonds
( Cost $803,024 )		766,246
MORTGAGE BACKED SECURITIES - 35.2%
Fannie Mae - 21.1%
3%, 9/1/30 Pool # 890696	227,476	219,308
3%, 12/1/30 Pool # AL8924	85,095	82,731
7%, 11/1/31 Pool # 607515	6,923	7,173
3.5%, 12/1/31 Pool # MA0919	27,455	26,511
6.5%, 3/1/32 Pool # 631377	9,774	10,089
7%, 5/1/32 Pool # 644591	1,571	1,628
6.5%, 6/1/32 Pool # 545691	62,131	63,848
3.5%, 8/1/32 Pool # MA3098	30,787	29,766
5.5%, 11/1/33 Pool # 555880	92,576	93,364
4%, 2/1/35 Pool # MA2177	332,251	321,834
3.5%, 12/1/35 Pool # MA2473	191,034	181,269
4%, 6/1/36 Pool # AL8618	88,957	85,569
2.5%, 9/1/36 Pool # FS4049	374,834	343,061
5.5%, 10/1/36 Pool # 901723	47,313	47,300
6.5%, 10/1/36 Pool # 894118	53,683	54,820
6%, 11/1/36 Pool # 902510	170,834	176,666
6%, 10/1/37 Pool # 947563	154,066	159,820
4.5%, 5/1/38 Pool # MA5013	191,577	187,383
6.5%, 8/1/38 Pool # 987711	224,899	239,347
3%, 11/1/39 Pool # MA3831	43,460	39,205
4%, 1/1/41 Pool # AB2080	349,783	329,901
2.5%, 5/1/41 Pool # MA4334	358,452	305,001
4.5%, 7/1/41 Pool # AB3274	152,526	147,822
5.5%, 7/1/41 Pool # AL6588	314,415	317,877
4%, 9/1/41 Pool # AJ1406	155,148	146,382
2.5%, 3/1/42 Pool # CB3076	398,654	337,366
3.5%, 6/1/42 Pool # AO4136	376,652	343,068
4%, 6/1/42 Pool # MA1087	104,151	97,760
3.5%, 8/1/42 Pool # AP2133	179,514	163,509
3.5%, 9/1/42 Pool # AB6228	306,218	278,904
4%, 10/1/42 Pool # AP7363	255,082	239,323
3.5%, 3/1/43 Pool # AT0310	219,382	199,805
5%, 11/1/44 Pool # MA5539	242,014	235,894
4%, 1/1/45 Pool # AS4257	48,828	45,407
4.5%, 2/1/45 Pool # MA2193	87,034	83,598
3.5%, 11/1/45 Pool # BA4907	123,025	110,377
3.5%, 12/1/45 Pool # AS6309	96,406	86,486
4.5%, 10/1/46 Pool # MA2783	19,843	19,035
4%, 12/1/46 Pool # BD2379	59,394	55,091
3%, 1/1/47 Pool # BE0108	203,272	176,425
2.5%, 12/1/47 Pool # FM3165	402,906	336,706
3%, 1/1/48 Pool # FM1303	493,570	428,413
4%, 7/1/48 Pool # MA3415	94,186	87,311
3%, 1/1/49 Pool # FS4296	296,556	261,358
4%, 11/1/50 Pool # FM5530	259,804	239,705
2%, 12/1/51 Pool # FM9925	634,849	502,969
2%, 1/1/52 Pool # CB2601	330,007	261,667
2.5%, 3/1/52 Pool # BV4133	250,758	205,798
2.5%, 4/1/52 Pool # FS4138	218,644	179,705
4%, 5/1/52 Pool # CB3627	680,320	623,231
4%, 5/1/52 Pool # CB3678	219,615	201,401
4%, 5/1/52 Pool # FS1704	157,328	145,108
3.5%, 6/1/52 Pool # CB3845	639,057	567,381
4.5%, 8/1/52 Pool # CB4383	651,643	616,044
4.5%, 8/1/52 Pool # FS2605	441,624	416,172
4%, 9/1/52 Pool # MA4732	216,986	198,689
5%, 10/1/52 Pool # MA4785	410,970	397,793
5.5%, 10/1/52 Pool # MA4786	271,268	268,156
5%, 11/1/52 Pool # MA4806	316,135	305,975
5%, 12/1/52 Pool # MA4841	215,859	209,169
5.5%, 12/1/52 Pool # MA4842	83,900	82,996
4.5%, 7/1/53 Pool # FS4996	197,507	186,609
5.5%, 7/1/53 Pool # MA5072	219,437	216,840
5.5%, 9/1/53 Pool # FS5575	314,558	312,414

See accompanying Notes to Financial Statements.

9

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
5.5%, 5/1/54 Pool # FS7759	$415,315	$410,577
		13,751,910
Freddie Mac - 14.1%
4.5%, 2/1/25 Pool # J11722	622	621
4.5%, 5/1/25 Pool # J12247	3,766	3,763
8%, 6/1/30 Pool # C01005	4,142	4,307
7%, 3/1/31 Pool # C48129	18,402	19,088
2.5%, 2/1/32 Pool # ZS8641	72,158	67,946
5.5%, 11/1/34 Pool # A28282	131,782	135,000
2.5%, 6/1/35 Pool # RC1421	137,380	125,739
5.5%, 1/1/37 Pool # G04593	60,779	61,560
2%, 3/1/41 Pool # RB5105	345,125	288,004
4%, 10/1/41 Pool # Q04092	172,982	163,363
3%, 9/1/42 Pool # C04233	494,972	436,749
3%, 4/1/43 Pool # V80025	648,716	571,621
3%, 4/1/43 Pool # V80026	640,273	564,937
3.5%, 8/1/44 Pool # Q27927	179,304	161,816
3%, 7/1/45 Pool # G08653	212,900	185,672
3.5%, 8/1/45 Pool # Q35614	271,182	244,171
3%, 10/1/46 Pool # G60722	321,930	279,421
4%, 3/1/47 Pool # Q46801	84,154	78,151
3.5%, 12/1/47 Pool # Q52955	117,415	105,483
2.5%, 4/1/48 Pool # QA2240	326,715	272,725
3%, 7/1/49 Pool # QA1033	169,567	146,234
2.5%, 1/1/52 Pool # SD7552	978,363	807,480
3.5%, 4/1/52 Pool # SD0960	618,533	554,120
3.5%, 5/1/52 Pool # RA7380	199,901	177,407
3.5%, 5/1/52 Pool # QE2363	171,062	151,497
3%, 8/1/52 Pool # SD7556	581,419	499,529
4.5%, 11/1/52 Pool # SD8266	439,757	414,074
5%, 11/1/52 Pool # SD8267	172,110	166,579
5.5%, 11/1/52 Pool # SD1859	210,668	209,412
4.5%, 12/1/52 Pool # SD1921	301,806	285,645
5%, 12/1/52 Pool # SD8276	217,884	210,881
5%, 2/1/53 Pool # SD8299	222,733	215,539
5%, 2/1/53 Pool # SD2334	268,065	259,375
5.5%, 2/1/53 Pool # SD2172	265,041	263,833
5%, 5/1/53 Pool # SD2875	358,347	349,713
6%, 9/1/53 Pool # SD8363	211,941	213,186
6%, 9/1/53 Pool # SD3739	400,567	406,311
5.5%, 2/1/54 Pool # SD4901	94,568	93,650
		9,194,602
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	8,918	9,075
6.5%, 4/20/31 Pool # 3068	8,632	8,916
		17,991
Total Mortgage Backed Securities
(Cost $24,601,901)		22,964,503
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.2%
U.S. Treasury Bonds - 12.3%
6.625%, 2/15/27	2,000,000	2,103,594
4.500%, 5/15/38	2,000,000	1,969,609
3.750%, 8/15/41	1,000,000	880,625
4.625%, 5/15/44	565,000	548,315
3.000%, 5/15/45	750,000	567,334
2.500%, 5/15/46	500,000	340,898
3.375%, 11/15/48	500,000	391,074
1.250%, 5/15/50	750,000	356,250
1.875%, 2/15/51	500,000	278,555
4.125%, 8/15/53	500,000	446,074
4.250%, 8/15/54	150,000	137,227
		8,019,555
U.S. Treasury Notes - 9.9%
4.625%, 6/15/27	300,000	302,485
4.000%, 2/29/28	400,000	396,313
2.875%, 5/15/28	2,000,000	1,910,156
2.625%, 2/15/29	2,200,000	2,056,570
3.875%, 11/30/29	500,000	488,711
4.000%, 7/31/30	350,000	342,617
4.250%, 6/30/31	175,000	172,785
4.000%, 2/15/34	750,000	718,154
4.375%, 5/15/34	100,000	98,484
		6,486,275
Total U.S. Government and Agency Obligations
(Cost $15,812,400)		14,505,830

	Shares
SHORT-TERM INVESTMENTS - 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (G), 4.43%	966,204	966,204
State Street Navigator Securities Lending Government Money Market Portfolio (G) (H), 4.46%	689,675	689,675
Total Short-Term Investments
(Cost $1,655,879)		1,655,879
TOTAL INVESTMENTS - 100.4%
(Cost $70,773,334**)		65,508,089
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(242,828)

TOTAL NET ASSETS - 100.0%		$65,265,261

See accompanying Notes to Financial Statements.

10

Ultra Series Fund | December 31, 2024

Core Bond Fund Portfolio of Investments - concluded

**	Aggregate cost for Federal tax purposes was $70,849,143.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(B)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(C)	Floating rate or variable rate note. Rate shown is as of December 31, 2024.
(D)	Stepped rate security. Rate shown is as of December 31, 2024.
(E)	Defaulted Security. Security was deemed illiquid by Madison. Interest is not being accrued.
(F)	All or a portion of these securities, with an aggregate fair value of $674,840, are on loan as part of a securities lending program. See footnote (H) and Note 8 for details on the securities lending program.
(G)	7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.
BDC	Business Development Company.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
PLC	Public Limited Company.
LLC	Limited Liability Company.
LP	Limited Partnership.
REMIC	Real Estate Mortgage Investment Conduit.

See accompanying Notes to Financial Statements.

11

Ultra Series Fund | December 31, 2024

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 82.2%
Communication Services - 14.9%
Advantage Sales & Marketing, Inc. (A), 6.5%, 11/15/28	$150,000	$142,387
Cars.com, Inc. (A), 6.375%, 11/1/28	150,000	149,052
Frontier Communications Holdings LLC (A), 5%, 5/1/28	225,000	220,032
Lamar Media Corp., 4.875%, 1/15/29	200,000	192,138
Millennium Escrow Corp. (A), 6.625%, 8/1/26	225,000	175,573
Netflix, Inc., 6.375%, 5/15/29	200,000	212,015
Nexstar Media, Inc. (A), 4.75%, 11/1/28	150,000	139,857
Outfront Media Capital LLC/Outfront Media Capital Corp. (A), 4.25%, 1/15/29	125,000	116,270
SBA Communications Corp., 3.875%, 2/15/27	250,000	239,669
		1,586,993
Consumer Discretionary - 13.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (A), 5.5%, 4/20/26	150,000	149,671
Boyne USA, Inc. (A) (B), 4.75%, 5/15/29	100,000	94,787
Murphy Oil USA, Inc., 5.625%, 5/1/27	400,000	396,939
QVC, Inc. (A) (B), 6.875%, 4/15/29	160,000	130,227
RHP Hotel Properties LP/RHP Finance Corp. (A), 4.5%, 2/15/29	175,000	165,209
Royal Caribbean Cruises Ltd., 7.5%, 10/15/27	150,000	157,337
United Airlines, Inc. (A), 4.375%, 4/15/26	125,000	122,907
Williams Scotsman, Inc. (A), 6.125%, 6/15/25	175,000	174,344
		1,391,421
Consumer Staples - 9.6%
B&G Foods, Inc. (B), 5.25%, 9/15/27	220,000	209,598
Edgewell Personal Care Co. (A), 5.5%, 6/1/28	125,000	122,354
Lamb Weston Holdings, Inc. (A) (B), 4.875%, 5/15/28	150,000	146,441
Lamb Weston Holdings, Inc. (A), 4.125%, 1/31/30	185,000	169,093
Performance Food Group, Inc. (A), 5.5%, 10/15/27	225,000	223,098
U.S. Foods, Inc. (A), 6.875%, 9/15/28	150,000	153,472
		1,024,056
Energy - 4.2%
Buckeye Partners LP (A), 4.125%, 3/1/25	101,000	100,730
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	225,000	224,554
Sunoco LP/Sunoco Finance Corp., 4.5%, 4/30/30	135,000	125,207
		450,491
Financials - 11.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp. (A), 5%, 8/15/28	200,000	187,607
LPL Holdings, Inc. (A), 4%, 3/15/29	225,000	213,165
MGIC Investment Corp., 5.25%, 8/15/28	200,000	195,760
MPT Operating Partnership LP/MPT Finance Corp., 3.5%, 3/15/31	150,000	94,516
Nationstar Mortgage Holdings, Inc. (A) (B), 5%, 2/1/26	130,000	128,831
OneMain Finance Corp., 3.875%, 9/15/28	225,000	207,347
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (A), 3.875%, 3/1/31	200,000	174,259
		1,201,485
Health Care - 3.6%
AdaptHealth LLC (A) (B), 4.625%, 8/1/29	50,000	44,965
HCA, Inc., 5.875%, 2/15/26	250,000	251,250
Medline Borrower LP (A), 3.875%, 4/1/29	100,000	92,599
		388,814
Industrials - 18.4%
Ball Corp., 6.875%, 3/15/28	100,000	102,278
Clean Harbors, Inc. (A), 6.375%, 2/1/31	150,000	151,017
Energizer Holdings, Inc. (A), 4.75%, 6/15/28	210,000	200,109
EnerSys (A), 4.375%, 12/15/27	125,000	119,390
Graphic Packaging International LLC (A), 3.5%, 3/15/28	150,000	140,317
Madison IAQ LLC (A), 4.125%, 6/30/28	200,000	189,330
Roller Bearing Co. of America, Inc. (A), 4.375%, 10/15/29	175,000	163,516
Sealed Air Corp. (A), 5%, 4/15/29	200,000	192,487
Summit Materials LLC/Summit Materials Finance Corp. (A), 7.25%, 1/15/31	100,000	106,109
TransDigm, Inc. (A), 6.875%, 12/15/30	125,000	126,859
United Rentals North America, Inc., 5.5%, 5/15/27	250,000	248,482
Waste Pro USA, Inc. (A), 5.5%, 2/15/26	225,000	224,872
		1,964,766

See accompanying Notes to Financial Statements.

12

Ultra Series Fund | December 31, 2024

High Income Fund Portfolio of Investments - concluded

	Par Value	Value (Note 2,3)
Information Technology - 6.0%
CDW LLC/CDW Finance Corp., 5.1%, 3/1/30	$250,000	$246,149
Gartner, Inc. (A), 4.5%, 7/1/28	150,000	146,246
Iron Mountain, Inc. (A), 5.25%, 7/15/30	150,000	143,184
Playtika Holding Corp. (A), 4.25%, 3/15/29	110,000	99,707
		635,286
Utilities - 1.3%
Calpine Corp. (A), 3.75%, 3/1/31	160,000	143,007
Total Corporate Notes and Bonds
(Cost $9,131,507)		8,786,319
FOREIGN CORPORATE BONDS - 4.8%
Communication Service - 0.6%
Telesat Canada/Telesat LLC (A), 6.5%, 10/15/27	175,000	70,355
Consumer Discretionary - 4.2%
Carnival Corp. (A), 5.75%, 3/1/27	200,000	199,559
International Game Technology PLC (A), 4.125%, 4/15/26	250,000	245,785
		445,344
Total Foreign Corporate Bonds
(Cost $624,827)		515,699

	Shares
EXCHANGE TRADED FUNDS - 4.4%
Bond Funds - 4.4%
iShares iBoxx High Yield Corporate Bond ETF (B)	5,900	464,035
Total Exchange Traded Funds
(Cost $508,730)		464,035
SHORT-TERM INVESTMENTS - 17.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 4.43%	807,537	807,537

	Shares	Value (Note 2,3)
State Street Navigator Securities
Lending Government Money Market
Portfolio (C) (D), 4.46%	1,035,351	$1,035,351
Total Short-Term Investments
(Cost $1,842,888)		1,842,888
TOTAL INVESTMENTS - 108.6%
(Cost $12,107,952**)		11,608,941
NET OTHER ASSETS AND
LIABILITIES - (8.6%)		(914,789)

TOTAL NET ASSETS - 100.0%		$10,694,152

**	Aggregate cost for Federal tax purposes was $12,103,140.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	All or a portion of these securities, with an aggregate fair value of $1,015,111, are on loan as part of a securities lending program. See footnote (D) and Note 8 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

13

Ultra Series Fund | December 31, 2024

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.4%
Communication Service - 3.1%
Comcast Corp., Class A	146,200	$5,486,886
Consumer Discretionary - 9.6%
Home Depot, Inc.	17,750	6,904,572
Lowe's Cos., Inc.	21,400	5,281,520
McDonald's Corp.	8,750	2,536,538
Starbucks Corp.	26,100	2,381,625
		17,104,255
Consumer Staples - 7.5%
Colgate-Palmolive Co.	37,200	3,381,852
Hershey Co.	17,400	2,946,690
PepsiCo, Inc.	27,450	4,174,047
Procter & Gamble Co.	17,200	2,883,580
		13,386,169
Energy - 9.6%
Chevron Corp.	32,600	4,721,784
ConocoPhillips	30,300	3,004,851
EOG Resources, Inc.	47,100	5,773,518
Exxon Mobil Corp.	33,600	3,614,352
		17,114,505
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp., REIT	24,200	4,438,522
Financials - 21.5%
Bank of America Corp.	109,000	4,790,550
Blackrock, Inc.	6,725	6,893,865
CME Group, Inc.	28,000	6,502,440
JPMorgan Chase & Co.	20,500	4,914,055
Morgan Stanley	56,600	7,115,752
Northern Trust Corp.	28,000	2,870,000
U.S. Bancorp	111,500	5,333,045
		38,419,707
Health Care - 11.4%
Abbott Laboratories	36,000	4,071,960
AbbVie, Inc.	26,200	4,655,740
Johnson & Johnson	39,300	5,683,566
Medtronic PLC	74,800	5,975,024
		20,386,290
Industrials - 20.4%
Automatic Data Processing, Inc.	27,000	7,903,710
Caterpillar, Inc.	5,300	1,922,628
Cummins, Inc.	10,600	3,695,160
Fastenal Co.	72,215	5,192,981
Honeywell International, Inc.	29,600	6,686,344
Paychex, Inc.	24,200	3,393,324
Rockwell Automation, Inc.	9,800	2,800,742
Union Pacific Corp.	21,500	4,902,860
		36,497,749
Information Technology - 6.8%
Accenture PLC, Class A	5,700	2,005,203
Analog Devices, Inc.	11,600	2,464,536
TE Connectivity PLC	12,500	1,787,125
Texas Instruments, Inc.	31,700	5,944,067
		12,200,931
Materials - 2.2%
Air Products & Chemicals, Inc.	13,300	3,857,532
Utilities - 3.8%
NextEra Energy, Inc.	95,700	6,860,733
Total Common Stocks
(Cost $139,564,329)		175,753,279
SHORT-TERM INVESTMENTS - 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	2,485,013	2,485,013
Total Short-Term Investments
(Cost $2,485,013)		2,485,013
TOTAL INVESTMENTS - 99.8%
(Cost $142,049,342**)		178,238,292
NET OTHER ASSETS AND LIABILITIES - 0.2%		292,602

TOTAL NET ASSETS - 100.0%		$178,530,894

**	Aggregate cost for Federal tax purposes was $142,073,381
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

14

Ultra Series Fund | December 31, 2024

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.5%
Communication Services - 10.3%
Alphabet, Inc., Class C	91,611	$17,446,399
Liberty Broadband Corp., Class C *	40,968	3,062,768
		20,509,167
Consumer Discretionary - 14.9%
Amazon.com, Inc. *	50,317	11,039,046
Lowe's Cos., Inc.	31,610	7,801,348
NIKE, Inc., Class B	38,822	2,937,661
Starbucks Corp.	43,220	3,943,825
TJX Cos., Inc.	34,501	4,168,066
		29,889,946
Financials - 33.9%
Capital Markets - 5.3%
Brookfield Corp. (A)	106,495	6,118,137
Charles Schwab Corp.	59,476	4,401,819
		10,519,956
Commercial Banks - 2.9%
U.S. Bancorp	123,440	5,904,135

Financial Services - 13.8%
Berkshire Hathaway, Inc., Class B *	18,467	8,370,722
Fiserv, Inc. *	58,500	12,017,070
Visa, Inc., Class A	22,846	7,220,250
		27,608,042
Insurance - 11.9%
Arch Capital Group Ltd.	125,027	11,546,243
Marsh & McLennan Cos., Inc.	24,119	5,123,117
Progressive Corp.	30,201	7,236,462
		23,905,822
		67,937,955
Health Care - 9.4%
Agilent Technologies, Inc.	46,360	6,228,002
Alcon AG	82,639	7,015,225
Danaher Corp.	13,761	3,158,838
Elevance Health, Inc.	6,706	2,473,843
		18,875,908
Industrials - 16.3%
Copart, Inc. *	124,359	7,136,963
Deere & Co.	10,537	4,464,527
Ferguson Enterprises, Inc.	29,050	5,042,208
PACCAR, Inc.	84,688	8,809,246
Parker-Hannifin Corp.	11,268	7,166,786
		32,619,730
Information Technology - 13.7%
Accenture PLC, Class A	18,401	6,473,288
Analog Devices, Inc.	35,480	7,538,081
Keysight Technologies, Inc. *	45,586	7,322,479
Texas Instruments, Inc.	32,879	6,165,141
		27,498,989
Total Common Stocks
(Cost $99,254,968)		197,331,695
SHORT-TERM INVESTMENTS - 1.3%
State Street Institutional U.S.
Government Money Market Fund, Premier Class (B), 4.43%	2,625,475	2,625,475
Total Short-Term Investments
(Cost $2,625,475)		2,625,475
TOTAL INVESTMENTS - 99.8%
(Cost $101,880,443**)		199,957,170
NET OTHER ASSETS AND LIABILITIES - 0.2%		384,719

TOTAL NET ASSETS - 100.0%		$200,341,889

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $102,511,203.
(A)	All or a portion of these securities, with an aggregate fair value of $5,737,007, are on loan as part of a securities lending program. See Note 8 for details on the securities lending program.
(B)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

15

Ultra Series Fund | December 31, 2024

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.6%
Communication Services - 5.6%
Liberty Broadband Corp., Class C *	46,716	$3,492,488
Liberty Media Corp.-Liberty Formula One, Class C *	47,537	4,404,779
		7,897,267
Consumer Discretionary - 15.7%
Asbury Automotive Group, Inc. *	12,949	3,146,995
Floor & Decor Holdings, Inc., Class A *	36,966	3,685,510
Lithia Motors, Inc.	9,778	3,494,951
Ross Stores, Inc.	54,605	8,260,098
Thor Industries, Inc.	37,980	3,635,066
		22,222,620
Consumer Staples - 4.7%
Brown-Forman Corp., Class B	65,541	2,489,247
Dollar Tree, Inc. *	55,802	4,181,802
		6,671,049
Financials - 22.5%
Arch Capital Group Ltd.	116,457	10,754,804
Brookfield Asset Management Ltd., Class A	65,361	3,541,913
Brown & Brown, Inc.	72,980	7,445,420
Cullen/Frost Bankers, Inc.	13,026	1,748,741
Glacier Bancorp, Inc.	35,579	1,786,777
Moelis & Co., Class A	41,849	3,091,804
W.R. Berkley Corp.	62,249	3,642,811
		32,012,270
Health Care - 5.8%
Labcorp Holdings, Inc.	18,908	4,335,982
Waters Corp. *	10,620	3,939,808
		8,275,790
Industrials - 16.8%
Armstrong World Industries, Inc.	19,719	2,786,886
Carlisle Cos., Inc.	14,538	5,362,196
Copart, Inc. *	111,492	6,398,526
Expeditors International of Washington, Inc.	18,360	2,033,737
Graco, Inc.	17,110	1,442,202
PACCAR, Inc.	56,294	5,855,702
		23,879,249
Information Technology - 24.5%
Amphenol Corp., Class A	83,478	5,797,547
Arista Networks, Inc. *	44,669	4,937,264
CDW Corp.	29,073	5,059,865
Gartner, Inc. *	18,876	9,144,856
Microchip Technology, Inc.	49,994	2,867,156
MKS Instruments, Inc.	32,722	3,415,850
Teledyne Technologies, Inc. *	7,657	3,553,843
		34,776,381
Total Common Stocks
(Cost $64,673,915)		135,734,626
SHORT-TERM INVESTMENTS - 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	6,076,072	6,076,072
Total Short-Term Investments
(Cost $6,076,072)		6,076,072
TOTAL INVESTMENTS - 99.9%
(Cost $70,749,987**)		141,810,698
NET OTHER ASSETS AND LIABILITIES - 0.1%		112,676

TOTAL NET ASSETS - 100.0%		$141,923,374

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $70,891,724.
(A)	7-day yield.

See accompanying Notes to Financial Statements.

16

Ultra Series Fund | December 31, 2024

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 97.5%
Australia - 1.7%
Treasury Wine Estates Ltd. (A)	41,979	$294,388

Brazil - 1.1%
Itau Unibanco Holding SA, ADR	39,845	197,631

Canada - 4.9%
Cameco Corp.	7,104	365,075
Canadian Pacific Kansas City Ltd. (B)	3,904	282,532
Manulife Financial Corp.	6,344	194,824
		842,431
China - 7.9%
Alibaba Group Holding Ltd., ADR	5,135	435,397
Ping An Insurance Group Co. of China Ltd., Class H (A)	61,890	364,267
Tencent Holdings Ltd. (A)	10,632	568,188
		1,367,852
Denmark - 1.1%
Genmab AS * (A)	872	181,705

France - 7.7%
Air Liquide SA (A)	1,161	187,702
Airbus SE (A)	3,033	483,404
Hermes International SCA (A)	93	221,879
LVMH Moet Hennessy Louis Vuitton SE (A)	304	198,782
Worldline SA * (A) (C)	26,909	236,388
		1,328,155
Germany - 11.4%
adidas AG (A)	1,577	387,262
Deutsche Telekom AG (A)	16,827	503,584
KION Group AG (A)	8,691	286,835
SAP SE, ADR	1,137	279,941
Siemens AG (A)	1,618	315,966
Symrise AG (A)	1,855	197,223
		1,970,811
Hong Kong - 2.2%
AIA Group Ltd. (A)	52,520	379,926

India - 7.7%
HDFC Bank Ltd., ADR	8,095	516,946
Infosys Ltd., ADR (B)	15,326	335,946
Larsen & Toubro Ltd., GDR (A)	11,546	484,696
		1,337,588
Ireland - 2.7%
Kerry Group PLC, Class A (A)	4,828	465,461

Israel - 2.1%
CyberArk Software Ltd. *	1,072	357,137

Italy - 1.0%
Ferrari NV	422	179,283

Japan - 19.3%
CyberAgent, Inc. (A)	41,129	283,696
Daiichi Sankyo Co. Ltd. (A)	13,200	362,832
Keyence Corp. (A)	555	225,831
Lasertec Corp. (A)	1,800	170,251
Mitsubishi UFJ Financial Group, Inc. (A)	26,000	304,913
Murata Manufacturing Co. Ltd. (A)	15,979	255,382
NIDEC Corp. (A)	9,600	172,309
Pan Pacific International Holdings Corp. (A)	16,200	439,740
Shin-Etsu Chemical Co. Ltd. (A)	5,600	185,191
Shiseido Co. Ltd. (A)	11,300	200,679
Sony Group Corp. (A)	18,285	386,286
Toray Industries, Inc. (A)	56,753	357,978
		3,345,088
Mexico - 5.2%
Fomento Economico Mexicano SAB de CV, ADR	2,742	234,414
Grupo Mexico SAB de CV, Series B	69,307	329,998
Wal-Mart de Mexico SAB de CV, ADR	12,805	338,052
		902,464
Netherlands - 3.2%
ASML Holding NV	464	321,589
NXP Semiconductors NV	1,075	223,439
		545,028
Norway - 1.2%
Norsk Hydro ASA (A)	38,216	210,284

Switzerland - 5.7%
Lonza Group AG (A)	630	371,272
Partners Group Holding AG (A)	240	325,767
Sika AG (A)	1,204	286,116
		983,155
Taiwan - 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,046	404,065

United Kingdom - 9.1%
AstraZeneca PLC (A)	3,602	468,889
Diageo PLC (A)	6,259	198,891
Prudential PLC (A)	35,972	286,783

See accompanying Notes to Financial Statements.

17

Ultra Series Fund | December 31, 2024

International Stock Fund Portfolio of Investments - concluded

	Shares	Value (Note 2)
Shell PLC (A)	10,132	$314,531
Wise PLC, Class A * (A)	22,612	301,303
		1,570,397
Total Common Stocks
(Cost $16,829,392)		16,862,849
SHORT-TERM INVESTMENTS - 4.1%
United States - 4.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 4.43%	361,323	361,323
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 4.46%	341,682	341,682
		703,005
Total Short-Term Investments
(Cost $703,005)		703,005
TOTAL INVESTMENTS - 101.6%
(Cost $17,532,397**)		17,565,854
NET OTHER ASSETS AND LIABILITIES - (1.6%)		(271,319)

TOTAL NET ASSETS - 100.0%		$17,294,535

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $17,756,245.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 3).
(B)	All or a portion of these securities, with an aggregate fair value of $329,216, are on loan as part of a securities lending program. See footnote (E) and Note 8 for details on the securities lending program.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

18

Ultra Series Fund | December 31, 2024

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 97.2%
Bond Funds - 78.3%
iShares 7-10 Year Treasury Bond ETF	27,790	$2,569,185
iShares Aaa - A Rated Corporate Bond ETF	22,592	1,057,079
Janus Henderson Mortgage-Backed Securities ETF	64,715	2,859,109
Schwab Intermediate-Term U.S. Treasury ETF	86,679	2,105,433
SPDR Portfolio Short Term Treasury ETF	73,891	2,143,578
		10,734,384
Foreign Stock Funds - 4.6%
iShares MSCI Emerging Markets Asia ETF	2,462	176,402
iShares MSCI International Quality Factor ETF	8,079	299,893
JPMorgan BetaBuilders Japan ETF	1,628	89,361
WisdomTree Europe Hedged Equity Fund ETF	1,560	68,203
		633,859
Stock Funds - 14.3%
Distillate Small/Mid Cash Flow ETF	2,160	75,495
Distillate U.S. Fundamental Stability & Value ETF	11,791	647,607
Invesco S&P 500 Quality ETF	11,449	767,426
SPDR Portfolio S&P 400 Mid Cap ETF	1,892	103,473
SPDR S&P Bank ETF	1,782	98,848
Vanguard Information Technology ETF	436	271,105
		1,963,954
Total Exchange Traded Funds
(Cost $13,094,681)		13,332,197
SHORT-TERM INVESTMENTS - 3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	418,175	418,175
Total Short-Term Investments
(Cost $418,175)		418,175
TOTAL INVESTMENTS - 100.3%
(Cost $13,512,856**)		13,750,372
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(35,849)

TOTAL NET ASSETS - 100.0%		$13,714,523

**	Aggregate cost for Federal tax purposes was $13,615,585.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

19

Ultra Series Fund | December 31, 2024

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 96.5%
Bond Funds - 57.5%
iShares 7-10 Year Treasury Bond ETF	81,506	$7,535,230
iShares Aaa - A Rated Corporate Bond ETF	62,637	2,930,785
Janus Henderson Mortgage-Backed Securities ETF	183,761	8,118,561
Schwab Intermediate-Term U.S. Treasury ETF	254,537	6,182,704
SPDR Portfolio Short Term Treasury ETF	170,562	4,948,003
		29,715,283
Foreign Stock Funds - 10.0%
iShares MSCI Emerging Markets Asia ETF	19,460	1,394,309
iShares MSCI International Quality Factor ETF	57,440	2,132,173
JPMorgan BetaBuilders Japan ETF	15,009	823,844
WisdomTree Europe Hedged Equity Fund ETF	17,891	782,194
		5,132,520
Stock Funds - 29.0%
Distillate Small/Mid Cash Flow ETF	15,834	553,421
Distillate U.S. Fundamental Stability & Value ETF	88,108	4,839,226
Invesco S&P 500 Quality ETF	78,218	5,242,953
iShares Global Energy ETF	6,850	261,533
SPDR Portfolio S&P 400 Mid Cap ETF	13,409	733,338
SPDR S&P Bank ETF	15,656	868,438
Vanguard Information Technology ETF	4,010	2,493,418
		14,992,327
Total Exchange Traded Funds
(Cost $46,971,327)		49,840,130
SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	1,782,901	1,782,901
Total Short-Term Investments
(Cost $1,782,901)		1,782,901
TOTAL INVESTMENTS - 100.0%
(Cost $48,754,228**)		51,623,031
NET OTHER ASSETS AND LIABILITIES - 0.0%		25,622

TOTAL NET ASSETS - 100.0%		$51,648,653

**	Aggregate cost for Federal tax purposes was $49,290,737.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

20

Ultra Series Fund | December 31, 2024

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 96.5%
Bond Funds - 38.9%
iShares 7-10 Year Treasury Bond ETF	41,901	$3,873,747
iShares Aaa - A Rated Corporate Bond ETF	35,126	1,643,545
Janus Henderson Mortgage-Backed Securities ETF	97,248	4,296,417
Schwab Intermediate-Term U.S. Treasury ETF	187,624	4,557,387
SPDR Portfolio Short Term Treasury ETF	56,677	1,644,200
		16,015,296
Foreign Stock Funds - 14.6%
iShares MSCI Emerging Markets Asia ETF	23,158	1,659,271
iShares MSCI International Quality Factor ETF	63,555	2,359,162
JPMorgan BetaBuilders Japan ETF	18,486	1,014,696
WisdomTree Europe Hedged Equity Fund ETF	21,986	961,228
		5,994,357
Stock Funds - 43.0%
Distillate Small/Mid Cash Flow ETF	15,592	544,962
Distillate U.S. Fundamental Stability & Value ETF	105,039	5,769,141
Invesco S&P 500 Quality ETF	89,980	6,031,359
iShares Global Energy ETF	8,771	334,877
SPDR Portfolio S&P 400 Mid Cap ETF	16,759	916,550
SPDR S&P Bank ETF	17,899	992,858
Vanguard Information Technology ETF	5,023	3,123,301
		17,713,048
Total Exchange Traded Funds
(Cost $36,701,189)		39,722,701
SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	1,440,614	1,440,614
Total Short-Term Investments
(Cost $1,440,614)		1,440,614
TOTAL INVESTMENTS - 100.0%
(Cost $38,141,803**)		41,163,315
NET OTHER ASSETS AND LIABILITIES -0.0%		16,444

TOTAL NET ASSETS - 100.0%		$41,179,759

**	Aggregate cost for Federal tax purposes was $38,459,287.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

21

Ultra Series Fund | December 31, 2024

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 95.5%
Bond Funds - 28.4%
iShares 7-10 Year Treasury Bond ETF	27,760	$2,566,412
iShares Aaa - A Rated Corporate Bond ETF	22,728	1,063,443
Janus Henderson Mortgage-Backed Securities ETF	62,263	2,750,779
Schwab Intermediate-Term U.S. Treasury ETF	125,976	3,059,957
SPDR Portfolio Short Term Treasury ETF	24,746	717,882
		10,158,473
Foreign Stock Funds - 16.9%
iShares MSCI Emerging Markets Asia ETF	23,632	1,693,233
iShares MSCI International Quality Factor ETF	62,193	2,308,604
JPMorgan BetaBuilders Japan ETF	20,225	1,110,150
WisdomTree Europe Hedged Equity Fund ETF	21,779	952,178
		6,064,165
Stock Funds - 50.2%
Distillate Small/Mid Cash Flow ETF	16,692	583,409
Distillate U.S. Fundamental Stability & Value ETF	104,659	5,748,270
Invesco S&P 500 Quality ETF	92,929	6,229,031
iShares Global Energy ETF	9,537	364,123
SPDR Portfolio S&P 400 Mid Cap ETF	16,162	883,900
SPDR S&P Bank ETF	18,684	1,036,401
Vanguard Information Technology ETF	5,077	3,156,878
		18,002,012
Total Exchange Traded Funds
(Cost $30,913,855)		34,224,650
SHORT-TERM INVESTMENTS - 4.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (A), 4.43%	1,563,985	1,563,985
Total Short-Term Investments
(Cost $1,563,985)		1,563,985
TOTAL INVESTMENTS - 99.8%
(Cost $32,477,840**)		35,788,635
NET OTHER ASSETS AND LIABILITIES - 0.2%		57,417

TOTAL NET ASSETS - 100.0%		$35,846,052

**	Aggregate cost for Federal tax purposes was $32,774,115.
(A)	7-day yield.
ETF	Exchange Traded Fund.
MBS	Mortgage-Backed Securities.
MSCI	Morgan Stanley Capital International.
S&P	Standard & Poor’s.
SPDR	Standard & Poor’s Depositary Receipt.

See accompanying Notes to Financial Statements.

22

Ultra Series Fund | December 31, 2024

Statements of Assets and Liabilities as of December 31, 2024

	Conservative	Moderate	Aggressive	Diversified	Core	High	Large Cap
	Allocation	Allocation	Allocation	Income	Bond	Income	Value
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$25,022,156	$62,061,487	$30,834,672	$42,872,581	$65,508,089	$11,608,941	$178,238,292
Investments in affiliated securities, at fair value‡1	24,636,264	46,673,623	14,148,380	114,752,883	–	–	–
Receivables:
Fund shares sold	2,532	2,053,734	25,616	12,273	9,185	1,613	26,410
Dividends and Interest	–	–	–	22,651	491,941	135,268	410,259
Total assets	49,660,952	110,788,844	45,008,668	157,660,388	66,009,215	11,745,822	178,674,961
Liabilities:
Payables:
Fund shares repurchased	4,087	2,173	319	9,486	8,457	6,963	15,279
Upon return of securities loaned	1,089,902	3,280,606	4,085,299	7,240,658	689,675	1,035,351	–
Advisory agreement fees	12,637	27,353	10,572	32,286	30,704	6,838	93,670
Audit fees	9,363	20,445	7,942	29,041	12,564	2,065	34,720
Distribution fees - Class II	1,781	1,876	101	4,125	2,554	453	398
Total liabilities	1,117,770	3,332,453	4,104,233	7,315,596	743,954	1,051,670	144,067
Commitments and Contingencies (Note 2)
Net Assets	$48,543,182	$107,456,391	$40,904,435	$150,344,792	$65,265,261	$10,694,152	$178,530,894
Net assets consist of:
Paid-in capital in excess of par	$54,144,815	$97,633,666	$35,561,876	$147,838,818	$76,099,802	$14,225,887	$141,519,028
Accumulated distributable earnings (loss)	(5,601,633)	9,822,725	5,342,559	2,505,974	(10,834,541)	(3,531,735)	37,011,866
Net Assets	$48,543,182	$107,456,391	$40,904,435	$150,344,792	$65,265,261	$10,694,152	$178,530,894

Class I Shares:
Net Assets	$40,399,489	$98,813,703	$40,438,151	$131,174,052	$53,343,332	$8,574,211	$176,707,488
Shares of beneficial interest outstanding	4,430,301	10,981,917	5,050,426	9,700,367	6,485,370	1,149,056	7,562,888
Net Asset Value and redemption price per share	$9.12	$9.00	$8.01	$13.52	$8.23	$7.46	$23.37
Class II Shares:
Net Assets	$8,143,693	$8,642,688	$466,284	$19,170,740	$11,921,929	$2,119,941	$1,823,406
Shares of beneficial interest outstanding	888,148	956,511	58,286	1,444,923	1,458,842	284,165	79,672
Net Asset Value and redemption price per share	$9.17	$9.04	$8.00	$13.27	$8.17	$7.46	$22.89

†Cost of Investments in unaffiliated securities	$23,963,689	$58,395,915	$28,980,044	$42,500,658	$70,773,334	$12,107,952	$142,049,342
‡Cost of investments in affiliated securities	$25,294,520	$41,615,516	$11,262,228	$114,610,632	$–	$–	$–
§Fair Value of securities on loan	$2,169,672	$6,339,311	$5,680,717	$8,592,036	$674,840	$1,015,111	$–

1 See Note 10 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

23

Ultra Series Fund | December 31, 2024

Statements of Assets and Liabilities as of December 31, 2024 – concluded

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$199,957,170	$141,810,698	$17,565,854	$13,750,372	$51,623,031	$41,163,315	$35,788,635
Cash	–	16,303	–	–	–	–	–
Foreign currency (cost of $139) (Note 2)	–	–	139	–	–	–	–
Receivables:
Fund shares sold	22,271	55,585	1,713	–	38,644	26,673	66,223
Dividends and Interest	561,586	197,928	90,901	28	320	393	389
Total assets	200,541,027	142,080,514	17,658,607	13,750,400	51,661,995	41,190,381	35,855,247
Liabilities:
Payables:
Fund shares repurchased	18,035	15,665	764	32,339	–	–	–
Upon return of securities loaned	–	–	341,682	–	–	–	–
Advisory agreement fees	140,041	112,986	17,295	2,948	11,118	8,852	7,662
Administrative services agreement fees	–	–	–	590	2,224	1,770	1,533
Audit fees	39,096	27,647	3,377	–	–	–	–
Distribution fees - Class II	1,908	842	954	–	–	–	–
Due to Custodian	58	–	–	–	–	–	–
Total liabilities	199,138	157,140	364,072	35,877	13,342	10,622	9,195
Commitments and Contingencies (Note 2)
Net Assets	$200,341,889	$141,923,374	$17,294,535	$13,714,523	$51,648,653	$41,179,759	$35,846,052
Net assets consist of:
Paid-in capital in excess of par	$101,195,932	$64,362,920	$19,475,312	$16,527,196	$52,951,190	$40,048,013	$34,135,650
Accumulated distributable earnings (loss)	99,145,957	77,560,454	(2,180,777)	(2,812,673)	(1,302,537)	1,131,746	1,710,402
Net Assets	$200,341,889	$141,923,374	$17,294,535	$13,714,523	$51,648,653	$41,179,759	$35,846,052

Class I Shares:
Net Assets	$191,638,943	$138,093,012	$12,908,353	$13,714,523	$51,648,653	$41,179,759	$35,846,052
Shares of beneficial interest outstanding	8,318,560	8,112,689	1,203,315	2,143,312	7,188,217	6,045,015	2,959,635
Net Asset Value and redemption price per share	$23.04	$17.02	$10.73	$6.40	$7.19	$6.81	$12.11
Class II Shares:
Net Assets	$8,702,946	$3,830,362	$4,386,182
Shares of beneficial interest outstanding	393,380	243,069	412,486
Net Asset Value and redemption price per share	$22.12	$15.76	$10.63

† Cost of Investments in unaffiliated securities	$101,880,443	$70,749,987	$17,532,397	$13,512,856	$48,754,228	$38,141,803	$32,477,840
§ Fair Value of securities on loan	$5,737,007	$–	$329,216	$–	$–	$–	$–

See accompanying Notes to Financial Statements.

24

Ultra Series Fund | December 31, 2024

Statements of Operations for the Year Ended December 31, 2024

	Conservative	Moderate	Aggressive	Diversified	Core	High	Large Cap
	Allocation	Allocation	Allocation	Income	Bond	Income	Value
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$152,822	$205,544	$94,334	$188,549	$2,853,915	$558,631	$122,813
Dividends
Unaffiliated issuers	1,175,923	1,905,207	703,277	1,501,258	–	27,872	5,148,852
Affiliated issuers[1]	877,361	1,096,208	243,235	8,673,174	–	–	–
Income from securities lending	9,372	18,988	9,530	61,472	3,119	9,792	8,985
Total investment income	2,215,478	3,225,947	1,050,376	10,424,453	2,857,034	596,295	5,280,650
Expenses:[2]
Advisory agreement fees	205,556	335,131	122,265	401,422	381,081	83,216	1,100,331
Audit fees	9,363	20,445	7,942	29,041	12,564	2,065	34,720
Trustee fees	5,563	6,963	2,459	10,216	4,376	695	11,254
Distribution fees - Class II	23,105	23,763	1,203	51,169	31,346	5,460	4,764
Other expenses	180	246	90	357	155	24	403
Total expenses	243,767	386,548	133,959	492,205	429,522	91,460	1,151,472
Net Investment Income	1,971,711	2,839,399	916,417	9,932,248	2,427,512	504,835	4,129,178
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	1,432,808	3,388,999	1,464,298	1,384,634	(1,443,887)	(515,636)	3,211,076
Affiliated issuers[1]	(267,913)	1,145,405	318,672	(160,363)	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	–	–	524	–	–	–
Affiliated issuers[1]	264,034	994,414	445,690	786,846	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(981,593)	(359,886)	41,724	(935,641)	(111,466)	690,185	6,719,032
Affiliated Issuers[1]	(81,854)	26,776	312,051	(2,947,518)	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	365,482	5,195,708	2,582,435	(1,871,518)	(1,555,353)	174,549	9,930,108
Net Increase in Net Assets from Operations	$2,337,193	$8,035,107	$3,498,852	$8,060,730	$872,159	$679,384	$14,059,286

1 See Note 10 for information on affiliated issuers.

2 See Note 4 for information on expenses.

See accompanying Notes to Financial Statements.

25

Ultra Series Fund | December 31, 2024

Statements of Operations for the Year Ended December 31, 2024 – concluded

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income:
Interest	$207,064	$464,882	$14,425	$16,373	$55,580	$54,727	$47,306
Dividends
Unaffiliated issuers	2,776,303	1,936,171	365,919	532,843	1,723,518	1,067,515	838,242
Less: Foreign taxes withheld/reclaimed	(12,541)	(8,189)	(34,176)	–	–	–	–
Income from securities lending	3,244	3,922	2,334	–	–	–	–
Total investment income	2,974,070	2,396,786	348,502	549,216	1,779,098	1,122,242	885,548
Expenses:[1]
Advisory agreement fees	1,635,289	1,362,906	219,615	36,467	136,035	100,112	86,589
Administrative services agreement fees	–	–	–	7,293	27,207	20,022	17,318
Audit fees	39,096	27,647	3,377	–	–	–	–
Trustee fees	12,566	9,512	1,213	927	3,389	2,406	2,062
Distribution fees - Class II	23,426	10,572	12,029	–	–	–	–
Other expenses	451	337	55	32	119	87	75
Total expenses	1,710,828	1,410,974	236,289	44,719	166,750	122,627	106,044
Net Investment Income	1,263,242	985,812	112,213	504,497	1,612,348	999,615	779,504
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	15,738,402	24,948,718	24,245	173,565	1,007,885	1,018,491	814,813
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	13,971,994	(10,178,967)	(50,177)	(173,175)	370,646	928,740	1,339,762
Net Realized and Unrealized Gain (Loss) on Investments	29,710,396	14,769,751	(25,932)	390	1,378,531	1,947,231	2,154,575
Net Increase in Net Assets from Operations	$30,973,638	$15,755,563	$86,281	$504,887	$2,990,879	$2,946,846	$2,934,079

1 See Note 4 for information on expenses

See accompanying Notes to Financial Statements.

26

Ultra Series Fund | December 31, 2024

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Diversified Income Fund
Year Ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023
Net Assets at beginning of period	$111,074,178	$115,406,204	$113,197,461	$118,904,410	$38,914,936	$39,762,751	$172,144,683	$191,189,026
Increase (decrease) in net assets from operations:
Net investment income	1,971,711	3,046,451	2,839,399	2,727,079	916,417	847,774	9,932,248	4,772,699
Net realized gain (loss)	1,428,929	(4,061,184)	5,528,818	(1,674,856)	2,228,660	(125,547)	2,011,641	24,939,754
Net change in unrealized appreciation (depreciation)	(1,063,447)	9,900,996	(333,110)	10,799,279	353,775	4,049,267	(3,883,159)	(23,679,384)
Net increase in net assets from operations	2,337,193	8,886,263	8,035,107	11,851,502	3,498,852	4,771,494	8,060,730	6,033,069
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,744,278)	(2,779,594)	(4,489,967)	(2,613,826)	(2,218,430)	(863,506)	(11,871,448)	(23,816,770)
Class II	(334,778)	(241,356)	(378,546)	(217,272)	(24,491)	(9,021)	(1,714,884)	(3,481,498)
Total distributions	(2,079,056)	(3,020,950)	(4,868,513)	(2,831,098)	(2,242,921)	(872,527)	(13,586,332)	(27,298,268)
Capital Stock transactions:
Class I Shares
Shares sold	3,383,063	3,835,677	6,933,880	5,585,061	4,219,658	2,649,509	2,037,897	1,910,165
Issued to shareholders in reinvestment of distributions	1,744,278	2,779,594	4,489,967	2,613,826	2,218,430	863,506	11,871,448	23,816,770
Shares redeemed	(65,894,219)	(13,586,902)	(18,719,800)	(20,815,489)	(5,682,570)	(8,063,054)	(28,122,240)	(23,152,131)
Net increase (decrease) from capital stock transactions	(60,766,878)	(6,971,631)	(7,295,953)	(12,616,602)	755,518	(4,550,039)	(14,212,895)	2,574,804
Class II Shares
Shares sold	56,708	300,176	186,263	434,935	16,223	196	265,438	474,857
Issued to shareholders in reinvestment of distributions	334,778	241,356	378,546	217,272	24,491	9,021	1,714,884	3,481,498
Shares redeemed	(2,413,741)	(3,767,240)	(2,176,520)	(2,762,958)	(62,664)	(205,960)	(4,041,716)	(4,310,303)
Net increase (decrease) from capital stock transactions	(2,022,255)	(3,225,708)	(1,611,711)	(2,110,751)	(21,950)	(196,743)	(2,061,394)	(353,948)
Total increase (decrease) from capital stock transactions	(62,789,133)	(10,197,339)	(8,907,664)	(14,727,353)	733,568	(4,746,782)	(16,274,289)	2,220,856
Total increase (decrease) in net assets	(62,530,996)	(4,332,026)	(5,741,070)	(5,706,949)	1,989,499	(847,815)	(21,799,891)	(19,044,343)
Net Assets at end of period	$48,543,182	$111,074,178	$107,456,391	$113,197,461	$40,904,435	$38,914,936	$150,344,792	$172,144,683
Capital Share transactions:
Class I Shares
Shares sold	361,477	430,104	763,359	662,128	512,729	355,881	143,005	123,075
Issued to shareholders in reinvestment of distributions	190,643	306,524	497,787	298,160	276,419	111,474	871,603	1,684,208
Shares redeemed	(7,256,887)	(1,532,271)	(2,027,786)	(2,446,905)	(689,419)	(1,080,262)	(1,975,340)	(1,473,927)
Net increase (decrease) from capital shares transactions	(6,704,767)	(795,643)	(766,640)	(1,486,617)	99,729	(612,907)	(960,732)	333,356
Class II Shares
Shares sold	6,113	33,349	20,064	50,885	1,958	25	19,265	31,092
Issued to shareholders in reinvestment of distributions	36,394	26,462	41,810	24,662	3,056	1,164	128,311	250,607
Shares redeemed	(257,135)	(423,661)	(234,087)	(324,755)	(7,535)	(27,820)	(288,936)	(276,012)
Net increase (decrease) from capital shares trasactions	(214,628)	(363,850)	(172,213)	(249,208)	(2,521)	(26,631)	(141,360)	5,687

See accompanying Notes to Financial Statements.

27

Ultra Series Fund | December 31, 2024

Statements of Changes in Net Assets – continued

	Core Bond Fund		High Income Fund		Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023
Net Assets at beginning of period	$74,971,185	$82,354,042	$11,577,031	$12,875,162	$187,890,218	$204,787,241	$198,875,493	$176,499,841
Increase (decrease) in net assets from operations:
Net investment income	2,427,512	2,455,012	504,835	553,995	4,129,178	4,383,869	1,263,242	654,097
Net realized gain (loss)	(1,443,887)	(2,932,172)	(515,636)	(188,585)	3,211,076	5,379,848	15,738,402	17,736,639
Net change in unrealized appreciation (depreciation)	(111,466)	4,979,704	690,185	691,231	6,719,032	(5,545,509)	13,971,994	25,409,094
Net increase in net assets from operations	872,159	4,502,544	679,384	1,056,641	14,059,286	4,218,208	30,973,638	43,799,830
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,995,876)	(2,052,229)	(405,888)	(466,588)	(8,870,244)	(9,224,266)	(16,379,149)	(16,794,035)
Class II	(421,072)	(412,423)	(95,355)	(109,528)	(89,488)	(96,993)	(766,810)	(901,650)
Total distributions	(2,416,948)	(2,464,652)	(501,243)	(576,116)	(8,959,732)	(9,321,259)	(17,145,959)	(17,695,685)
Capital Stock transactions:
Class I Shares
Shares sold	2,805,757	2,131,776	104,352	52,328	2,496,858	3,126,939	3,079,481	4,206,196
Issued to shareholders in reinvestment of distributions	1,995,876	2,052,229	405,888	466,588	8,870,244	9,224,266	16,379,149	16,794,035
Shares redeemed	(11,819,646)	(11,515,723)	(1,378,201)	(1,866,522)	(25,586,445)	(23,917,394)	(30,051,555)	(22,732,394)
Net increase (decrease) from capital stock transactions	(7,018,013)	(7,331,718)	(867,961)	(1,347,606)	(14,219,343)	(11,566,189)	(10,592,925)	(1,732,163)
Class II Shares
Shares sold	147,116	129,847	23,318	27,053	15,647	77,741	27,170	34,419
Issued to shareholders in reinvestment of distributions	421,072	412,423	95,355	109,528	89,488	96,993	766,810	901,650
Shares redeemed	(1,711,310)	(2,631,301)	(311,732)	(567,631)	(344,670)	(402,517)	(2,562,338)	(2,932,399)
Net increase (decrease) from capital stock transactions	(1,143,122)	(2,089,031)	(193,059)	(431,050)	(239,535)	(227,783)	(1,768,358)	(1,996,330)
Total increase (decrease) from capital stock transactions	(8,161,135)	(9,420,749)	(1,061,020)	(1,778,656)	(14,458,878)	(11,793,972)	(12,361,283)	(3,728,493)
Total increase (decrease) in net assets	(9,705,924)	(7,382,857)	(882,879)	(1,298,131)	(9,359,324)	(16,897,023)	1,466,396	22,375,652
Net Assets at end of period	$65,265,261	$74,971,185	$10,694,152	$11,577,031	$178,530,894	$187,890,218	$200,341,889	$198,875,493
Capital Share transactions:
Class I Shares
Shares sold	331,685	256,711	13,936	7,165	107,274	137,791	129,936	197,865
Issued to shareholders in reinvestment of distributions	241,610	245,341	54,283	63,785	386,140	408,001	713,000	787,914
Shares redeemed	(1,414,000)	(1,388,995)	(183,012)	(255,723)	(1,093,316)	(1,056,431)	(1,266,148)	(1,088,901)
Net increase (decrease) from capital shares transactions	(840,705)	(886,943)	(114,793)	(184,773)	(599,902)	(510,639)	(423,212)	(103,122)
Class II Shares
Shares sold	17,790	15,765	3,122	3,724	702	3,544	1,226	1,778
Issued to shareholders in reinvestment of distributions	51,321	49,606	12,754	14,975	3,975	4,374	34,743	43,859
Shares redeemed	(204,342)	(317,988)	(41,526)	(77,562)	(15,040)	(18,082)	(112,943)	(142,713)
Net increase (decrease) from capital shares transactions	(135,231)	(252,617)	(25,650)	(58,863)	(10,363)	(10,164)	(76,974)	(97,076)

See accompanying Notes to Financial Statements.

28

Ultra Series Fund | December 31, 2024

Statements of Changes in Net Assets – continued

	Mid Cap Fund		International Stock Fund		Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
Year Ended December 31,	2024	2023	2024	2023	2024	2023	2024	2023
Net Assets at beginning of period	$153,760,056	$138,523,210	$20,041,947	$20,863,033	$15,409,894	$18,686,989	$55,774,944	$56,944,120
Increase (decrease) in net assets from operations:
Net investment income	985,812	98,994	112,213	146,387	504,497	544,390	1,612,348	1,706,818
Net realized gain (loss)	24,948,718	16,458,124	24,245	(1,005,524)	173,565	(515,012)	1,007,885	(1,571,237)
Net change in unrealized appreciation (depreciation)	(10,178,967)	17,607,749	(50,177)	3,898,762	(173,175)	616,393	370,646	2,998,484
Net increase in net assets from operations	15,755,563	34,164,867	86,281	3,039,625	504,887	645,771	2,990,879	3,134,065
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(24,305,650)	(11,480,257)	(88,114)	(108,755)	(480,656)	(750,346)	(1,443,378)	(2,513,193)
Class II	(718,562)	(374,293)	(19,888)	(27,846)
Return of Capital:
Class I	–	–	–	–	–	–	–	(94,061)
Total distributions	(25,024,212)	(11,854,550)	(108,002)	(136,601)	(480,656)	(750,346)	(1,443,378)	(2,607,254)
Capital Stock transactions:
Class I Shares
Shares sold	2,298,541	2,907,672	286,391	231,846	1,448,155	3,213,482	6,187,726	10,159,765
Issued to shareholders in reinvestment of distributions	24,305,650	11,480,257	88,114	108,755	480,656	750,346	1,443,378	2,607,254
Shares redeemed	(28,702,782)	(20,748,695)	(2,373,836)	(2,745,483)	(3,648,413)	(7,136,348)	(13,304,896)	(14,463,006)
Net increase (decrease) from capital stock transactions	(2,098,591)	(6,360,766)	(1,999,331)	(2,404,882)	(1,719,602)	(3,172,520)	(5,673,792)	(1,695,987)
Class II Shares
Shares sold	21,147	29,207	50,159	36,930
Issued to shareholders in reinvestment of distributions	718,562	374,293	19,888	27,846
Shares redeemed	(1,209,151)	(1,116,205)	(796,407)	(1,384,004)
Net increase (decrease) from capital stock transactions	(469,442)	(712,705)	(726,360)	(1,319,228)
Total increase (decrease) from capital stock transactions	(2,568,033)	(7,073,471)	(2,725,691)	(3,724,110)	(1,719,602)	(3,172,520)	(5,673,792)	(1,695,987)
Total increase (decrease) in net assets	(11,836,682)	15,236,846	(2,747,412)	(821,086)	(1,695,371)	(3,277,095)	(4,126,291)	(1,169,176)
Net Assets at end of period	$141,923,374	$153,760,056	$17,294,535	$20,041,947	$13,714,523	$15,409,894	$51,648,653	$55,774,944
Capital Share transactions:
Class I Shares
Shares sold	119,025	166,439	26,323	22,749	221,229	500,749	857,453	1,448,456
Issued to shareholders in reinvestment of distributions	1,403,146	633,169	8,144	10,335	75,285	117,175	201,491	373,912
Shares redeemed	(1,487,237)	(1,205,933)	(214,003)	(269,856)	(557,946)	(1,109,274)	(1,827,812)	(2,057,905)
Net increase (decrease) from capital shares transactions	34,934	(406,325)	(179,536)	(236,772)	(261,432)	(491,350)	(768,868)	(235,537)
Class II Shares
Shares sold	1,155	1,861	4,674	3,646
Issued to shareholders in reinvestment of distributions	44,671	21,981	1,865	2,662
Shares redeemed	(66,662)	(67,941)	(72,902)	(136,729)
Net increase (decrease) from capital shares transactions	(20,836)	(44,099)	(66,363)	(130,421)

See accompanying Notes to Financial Statements.

29

Ultra Series Fund | December 31, 2024

Statements of Changes in Net Assets – concluded

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
Year Ended December 31,	2024	2023	2024	2023
Net Assets at beginning of period	$38,064,139	$36,023,886	$32,365,350	$28,466,946
Increase (decrease) in net assets from operations:
Net investment income	999,615	1,053,742	779,504	818,503
Net realized gain (loss)	1,018,491	(947,027)	814,813	(635,682)
Net change in unrealized appreciation (depreciation)	928,740	2,297,615	1,339,762	2,080,994
Net increase in net assets from operations	2,946,846	2,404,330	2,934,079	2,263,815
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(878,819)	(1,557,349)	(676,688)	(1,351,595)
Return of Capital:
Class I	–	(94,485)	–	(35,947)
Total distributions	(878,819)	(1,651,834)	(676,688)	(1,387,542)
Capital Stock transactions:
Class I Shares
Shares sold	7,662,200	5,704,269	5,611,645	5,648,806
Issued to shareholders in reinvestment of distributions	878,819	1,651,834	676,688	1,387,542
Shares redeemed	(7,493,426)	(6,068,346)	(5,065,022)	(4,014,217)
Net increase (decrease) from capital stock transactions	1,047,593	1,287,757	1,223,311	3,022,131
Total increase (decrease) from capital stock transactions	1,047,593	1,287,757	1,223,311	3,022,131
Total increase (decrease) in net assets	3,115,620	2,040,253	3,480,702	3,898,404
Net Assets at end of period	$41,179,759	$38,064,139	$35,846,052	$32,365,350
Capital Share transactions:
Class I Shares
Shares sold	1,126,403	888,607	468,469	506,363
Issued to shareholders in reinvestment of distributions	129,385	258,000	56,031	124,218
Shares redeemed	(1,103,747)	(944,775)	(423,104)	(358,019)
Net increase (decrease) from capital shares transactions	152,041	201,832	101,396	272,562

See accompanying Notes to Financial Statements.

30

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$9.07	$8.61	$10.40	$10.33	$10.13
Income from Investment Operations:
Net investment income	0.27 [1]	0.26	0.18	0.23	0.12
Net realized and unrealized gain (loss) on investments	0.19	0.46	(1.54)	0.15	0.83
Total from investment operations	0.46	0.72	(1.36)	0.38	0.95
Less Distributions From:
Net investment income	(0.41)	(0.26)	(0.18)	(0.21)	(0.22)
Capital gains	–	–	(0.25)	(0.10)	(0.41)
Return of Capital	–	–	–	–	(0.12)
Total distributions	(0.41)	(0.26)	(0.43)	(0.31)	(0.75)
Net increase (decrease) in net asset value	0.05	0.46	(1.79)	0.07	0.20
Net Asset Value at end of period	$9.12	$9.07	$8.61	$10.40	$10.33
Total Return (%)[2]	4.99	8.33	(13.17)	3.59	9.46
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$40,399	$101,017	$102,727	$134,456	$146,016
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.33	0.32	0.32
After waiver of expenses by Adviser (%)	0.32	0.32	0.29	0.22	0.22
Ratio of net investment income to average net assets (%)	2.88	2.77	1.74	2.04	1.56
Portfolio turnover (%)[3]	48	49	64	50	73

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$9.12	$8.65	$10.42	$10.36	$10.14
Income from Investment Operations:
Net investment income	0.27 [1]	0.21	0.13	0.19	0.13
Net realized and unrealized gain (loss) on investments	0.16	0.48	(1.51)	0.15	0.80
Total from investment operations	0.43	0.69	(1.38)	0.34	0.93
Less Distributions From:
Net investment income	(0.38)	(0.22)	(0.14)	(0.18)	(0.18)
Capital gains	–	–	(0.25)	(0.10)	(0.41)
Return of Capital	–	–	–	–	(0.12)
Total distributions	(0.38)	(0.22)	(0.39)	(0.28)	(0.71)
Net increase (decrease) in net asset value	0.05	0.47	(1.77)	0.06	0.22
Net Asset Value at end of period	$9.17	$9.12	$8.65	$10.42	$10.36
Total Return (%)[2]	4.74	8.06	(13.38)	3.33	9.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$8,144	$10,057	$12,679	$17,373	$19,406
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.58	0.57	0.57
After waiver of expenses by Adviser (%)	0.57	0.57	0.54	0.47	0.47
Ratio of net investment income to average net assets (%)	2.91	2.46	1.48	1.79	1.30
Portfolio turnover (%)[3]	48	49	64	50	73

1 Per share amounts have been calculated using the average shares method.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

31

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MODERATE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$8.79	$8.13	$10.29	$10.09	$10.31
Income from Investment Operations:
Net investment income	0.24 [1]	0.22	0.15	0.28	0.15
Net realized and unrealized gain (loss) on investments	0.40	0.67	(1.53)	0.46	0.89
Total from investment operations	0.64	0.89	(1.38)	0.74	1.04
Less Distributions From:
Net investment income	(0.25)	(0.22)	(0.16)	(0.26)	(0.17)
Capital gains	(0.18)	(0.01)	(0.62)	(0.28)	(0.78)
Return of Capital	–	–	–	–	(0.31)
Total distributions	(0.43)	(0.23)	(0.78)	(0.54)	(1.26)
Net increase (decrease) in net asset value	0.21	0.66	(2.16)	0.20	(0.22)
Net Asset Value at end of period	$9.00	$8.79	$8.13	$10.29	$10.09
Total Return (%)[2]	7.34	10.82	(13.54)	7.40	10.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$98,814	$103,239	$107,664	$146,647	$161,944
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.33	0.32	0.32
After waiver of expenses by Adviser (%)	0.32	0.32	0.29	0.22	0.22
Ratio of net investment income to average net assets (%)	2.57	2.38	1.58	2.37	1.32
Portfolio turnover (%)[3]	50	57	64	59	79

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$8.82	$8.16	$10.31	$10.10	$10.31
Income from Investment Operations:
Net investment income	0.21 [1]	0.13	0.09	0.21	0.11
Net realized and unrealized gain (loss) on investments	0.42	0.73	(1.49)	0.51	0.90
Total from investment operations	0.63	0.86	(1.40)	0.72	1.01
Less Distributions From:
Net investment income	(0.23)	(0.19)	(0.13)	(0.23)	(0.13)
Capital gains	(0.18)	(0.01)	(0.62)	(0.28)	(0.78)
Return of Capital	–	–	–	–	(0.31)
Total distributions	(0.41)	(0.20)	(0.75)	(0.51)	(1.22)
Net increase (decrease) in net asset value	0.22	0.66	(2.15)	0.21	(0.21)
Net Asset Value at end of period	$9.04	$8.82	$8.16	$10.31	$10.10
Total Return (%)[2]	7.07	10.54	(13.76)	7.13	9.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$8,643	$9,958	$11,241	$16,166	$18,046
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.58	0.57	0.57
After waiver of expenses by Adviser (%)	0.57	0.57	0.54	0.47	0.47
Ratio of net investment income to average net assets (%)	2.27	2.11	1.32	2.17	1.07
Portfolio turnover (%)[3]	50	57	64	59	79

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

32

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

AGGRESSIVE ALLOCATION FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$7.77	$7.04	$9.08	$8.76	$9.09
Income from Investment Operations:
Net investment income	0.19 [1]	0.18	0.13	0.28	0.12
Net realized and unrealized gain (loss) on investments	0.51	0.73	(1.39)	0.61	0.79
Total from investment operations	0.70	0.91	(1.26)	0.89	0.91
Less Distributions From:
Net investment income	(0.19)	(0.18)	(0.14)	(0.26)	(0.13)
Capital gains	(0.27)	(0.00)[2]	(0.64)	(0.31)	(0.72)
Return of Capital	–	–	–	–	(0.39)
Total distributions	(0.46)	(0.18)	(0.78)	(0.57)	(1.24)
Net increase (decrease) in net asset value	0.24	0.73	(2.04)	0.32	(0.33)
Net Asset Value at end of period	$8.01	$7.77	$7.04	$9.08	$8.76
Total Return (%)[3]	9.08	12.88	(14.35)	10.18	10.08
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$40,438	$38,443	$39,149	$52,574	$54,472
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.33	0.32	0.33	0.32	0.32
After waiver of expenses by Adviser (%)	0.33	0.32	0.29	0.22	0.22
Ratio of net investment income to average net assets (%)	2.25	2.14	1.50	2.74	1.14
Portfolio turnover (%)[4]	60	64	70	71	93

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$7.76	$7.02	$9.06	$8.74	$9.06
Income from Investment Operations:
Net investment income	0.16 [1]	0.14	0.10	0.22	0.08
Net realized and unrealized gain (loss) on investments	0.52	0.75	(1.39)	0.64	0.80
Total from investment operations	0.68	0.89	(1.29)	0.86	0.88
Less Distributions From:
Net investment income	(0.17)	(0.15)	(0.11)	(0.23)	(0.09)
Capital gains	(0.27)	(0.00)[2]	(0.64)	(0.31)	(0.72)
Return of Capital	-	–	–	–	(0.39)
Total distributions	(0.44)	(0.15)	(0.75)	(0.54)	(1.20)
Net increase (decrease) in net asset value	0.24	0.74	(2.04)	0.32	(0.32)
Net Asset Value at end of period	$8.00	$7.76	$7.02	$9.06	$8.74
Total Return (%)[3]	8.81	12.60	(14.57)	9.90	9.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$466	$472	$614	$799	$1,095
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.58	0.57	0.58	0.57	0.57
After waiver of expenses by Adviser (%)	0.58	0.57	0.54	0.47	0.47
Ratio of net investment income to average net assets (%)	1.95	1.84	1.27	2.42	0.90
Portfolio turnover (%)[4]	60	64	70	71	93

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amounts represent less than $(0.005) per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

33

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

DIVERSIFIED INCOME FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$14.09	$16.09	$19.65	$19.47	$19.11
Income from Investment Operations:
Net investment income	0.89 [1]	0.45	0.41	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	(1.89)	2.53	1.04
Total from investment operations	0.72	0.59	(1.48)	2.89	1.44
Less Distributions From:
Net investment income	(0.89)	(0.44)	(0.41)	(0.39)	(0.41)
Capital gains	(0.40)	(2.15)	(1.67)	(2.32)	(0.67)
Total distributions	(1.29)	(2.59)	(2.08)	(2.71)	(1.08)
Net increase (decrease) in net asset value	(0.57)	(2.00)	(3.56)	0.18	0.36
Net Asset Value at end of period	$13.52	$14.09	$16.09	$19.65	$19.47
Total Return (%)[2]	5.24	3.77	(7.64)	14.92	7.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$131,174	$150,186	$166,136	$200,806	$195,463
Ratios of expenses to average net assets (%)	0.27	0.54	0.73	0.72	0.72
Ratio of net investment income to average net assets (%)	6.22	2.72	2.18	1.64	2.04
Portfolio turnover (%)[3]	11	118	32	34	31

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$13.84	$15.85	$19.39	$19.27	$18.92
Income from Investment Operations:
Net investment income	0.84 [1]	0.42	0.37	0.32	0.27
Net realized and unrealized gain (loss) on investments	(0.16)	0.12	(1.88)	2.48	1.12
Total from investment operations	0.68	0.54	(1.51)	2.80	1.39
Less Distributions From:
Net investment income	(0.85)	(0.40)	(0.36)	(0.36)	(0.37)
Capital gains	(0.40)	(2.15)	(1.67)	(2.32)	(0.67)
Total distributions	(1.25)	(2.55)	(2.03)	(2.68)	(1.04)
Net increase (decrease) in net asset value	(0.57)	(2.01)	(3.54)	0.12	0.35
Net Asset Value at end of period	$13.27	$13.84	$15.85	$19.39	$19.27
Total Return (%)[2]	4.98	3.51	(7.87)	14.64	7.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$19,171	$21,959	$25,053	$29,739	$29,102
Ratios of expenses to average net assets (%)	0.52	0.79	0.98	0.97	0.97
Ratio of net investment income to average net assets (%)	5.98	2.46	1.93	1.39	1.79
Portfolio turnover (%)[3]	11	118	32	34	31

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

34

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

CORE BOND FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$8.41	$8.20	$9.74	$10.30	$9.89
Income from Investment Operations:
Net investment income	0.30 [1]	0.261	0.23	0.20	0.26
Net realized and unrealized gain (loss) on investments	(0.16)	0.23	(1.50)	(0.37)	0.62
Total from investment operations	0.14	0.49	(1.27)	(0.17)	0.88
Less Distributions From:
Net investment income	(0.32)	(0.28)	(0.23)	(0.23)	(0.28)
Capital gains	–	–	(0.04)	(0.16)	(0.19)
Total distributions	(0.32)	(0.28)	(0.27)	(0.39)	(0.47)
Net increase (decrease) in net asset value	(0.18)	0.21	(1.54)	(0.56)	0.41
Net Asset Value at end of period	$8.23	$8.41	$8.20	$9.74	$10.30
Total Return (%)[2]	1.52	6.16	(13.17)	(1.58)	8.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$53,343	$61,642	$67,311	$85,758	$92,471
Ratios of expenses to average net assets (%)	0.57	0.57	0.58	0.57	0.57
Ratio of net investment income to average net assets (%)	3.55	3.18	2.40	1.97	2.23
Portfolio turnover (%)[3]	16	25	27	34	44

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$8.36	$8.15	$9.69	$10.25	$9.84
Income from Investment Operations:
Net investment income	0.28 [1]	0.241	0.12	0.07	0.11
Net realized and unrealized gain (loss) on investments	(0.17)	0.23	(1.41)	(0.25)	0.74
Total from investment operations	0.11	0.47	(1.29)	(0.18)	0.85
Less Distributions From:
Net investment income	(0.30)	(0.26)	(0.21)	(0.22)	(0.25)
Capital gains	–	–	(0.04)	(0.16)	(0.19)
Total distributions	(0.30)	(0.26)	(0.25)	(0.38)	(0.44)
Net increase (decrease) in net asset value	(0.19)	0.21	(1.54)	(0.56)	0.41
Net Asset Value at end of period	$8.17	$8.36	$8.15	$9.69	$10.25
Total Return (%)[2]	1.27	5.89	(13.38)	(1.83)	8.70
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$11,922	$13,329	$15,043	$19,379	$23,721
Ratios of expenses to average net assets (%)	0.82	0.82	0.83	0.82	0.82
Ratio of net investment income to average net assets (%)	3.30	2.93	2.15	1.72	1.98
Portfolio turnover (%)[3]	16	25	27	34	44

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

35

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

HIGH INCOME FUND

	Year Ended December 31,
CLASS I	2024		2023	2022	2021	2020

Net Asset Value at beginning of period	$7.36		$7.09	$8.22	$8.24	$8.17
Income from Investment Operations:
Net investment income	0.35	[1]	0.341	0.40	0.38	0.46
Net realized and unrealized gain (loss) on investments	0.11		0.31	(1.16)	(0.04)	0.03
Total from investment operations	0.46		0.65	(0.76)	0.34	0.49
Less Distributions From:
Net investment income	(0.36)		(0.38)	(0.37)	(0.36)	(0.42)
Net increase (decrease) in net asset value	0.10		0.27	(1.13)	(0.02)	0.07
Net Asset Value at end of period	$7.46		$7.36	$7.09	$8.22	$8.24
Total Return (%)[2]	6.40		9.27	(9.45)	4.24	5.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$8,574		$9,298	$10,264	$13,032	$13,989
Ratios of expenses to average net assets (%)	0.78		0.77	0.78	0.77	0.77
Ratio of net investment income to average net assets (%)	4.59		4.63	4.57	4.14	4.77
Portfolio turnover (%)[3]	8		16	4	50	55

	Year Ended December 31,
CLASS II	2024		2023	2022	2021	2020

Net Asset Value at beginning of period	$7.36		$7.08	$8.22	$8.25	$8.18
Income from Investment Operations:
Net investment income	0.33	[1]	0.321	0.20	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.12		0.32	(0.99)	0.07	0.21
Total from investment operations	0.45		0.64	(0.79)	0.32	0.47
Less Distributions From:
Net investment income	(0.35)		(0.36)	(0.35)	(0.35)	(0.40)
Net increase (decrease) in net asset value	0.10		0.28	(1.14)	(0.03)	0.07
Net Asset Value at end of period	$7.46		$7.36	$7.08	$8.22	$8.25
Total Return (%)[2]	6.13		9.00	(9.68)	3.98	5.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$2,120		$2,279	$2,612	$3,403	$3,693
Ratios of expenses to average net assets (%)	1.03		1.02	1.03	1.02	1.02
Ratio of net investment income to average net assets (%)	4.34		4.38	4.32	3.89	4.52
Portfolio turnover (%)[3]	8		16	4	50	55

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

36

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

LARGE CAP VALUE FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$22.77	$23.35	$27.33	$23.34	$25.08
Income from Investment Operations:
Net investment income	0.53 [1]	0.55	0.63	0.49	0.40
Net realized and unrealized gain (loss) on investments	1.27	0.03	(1.96)	4.71	(1.46)
Total from investment operations	1.80	0.58	(1.33)	5.20	(1.06)
Less Distributions From:
Net investment income	(0.54)	(0.58)	(0.61)	(0.49)	(0.38)
Capital gains	(0.66)	(0.58)	(2.04)	(0.72)	(0.30)
Total distributions	(1.20)	(1.16)	(2.65)	(1.21)	(0.68)
Net increase (decrease) in net asset value	0.60	(0.58)	(3.98)	3.99	(1.74)
Net Asset Value at end of period	$23.37	$22.77	$23.35	$27.33	$23.34
Total Return (%)[2]	8.02	2.56	(4.91)	22.36	(3.99)
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$176,707	$185,880	$202,492	$239,621	$220,518
Ratios of expenses to average net assets (%)	0.63	0.62	0.63	0.62	0.62
Ratio of net investment income to average net assets (%)	2.25	2.30	2.33	1.78	1.74
Portfolio turnover (%)[3]	20	28	29	32	87

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$22.33	$22.91	$26.87	$22.99	$24.72
Income from Investment Operations:
Net investment income	0.46 [1]	0.37	0.42	0.24	0.23
Net realized and unrealized gain (loss) on investments	1.24	0.15	(1.80)	4.81	(1.33)
Total from investment operations	1.70	0.52	(1.38)	5.05	(1.10)
Less Distributions From:
Net investment income	(0.48)	(0.52)	(0.54)	(0.45)	(0.33)
Capital gains	(0.66)	(0.58)	(2.04)	(0.72)	(0.30)
Total distributions	(1.14)	(1.10)	(2.58)	(1.17)	(0.63)
Net increase (decrease) in net asset value	0.56	(0.58)	(3.96)	3.88	(1.73)
Net Asset Value at end of period	$22.89	$22.33	$22.91	$26.87	$22.99
Total Return (%)[2]	7.75	2.31	(5.14)	22.05	(4.23)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$1,823	$2,010	$2,296	$3,128	$3,388
Ratios of expenses to average net assets (%)	0.88	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	2.00	2.04	2.06	1.52	1.48
Portfolio turnover (%)[3]	20	28	29	32	87

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

37

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

LARGE CAP GROWTH FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$21.63	$18.79	$23.42	$21.11	$20.17
Income from Investment Operations:
Net investment income	0.15 [1]	0.07	0.07	0.10	0.09
Net realized and unrealized gain (loss) on investments	3.37	4.84	(3.21)	4.68	2.61
Total from investment operations	3.52	4.91	(3.14)	4.78	2.70
Less Distributions From:
Net investment income	(0.15)	(0.07)	(0.08)	(0.08)	(0.09)
Capital gains	(1.96)	(2.00)	(1.41)	(2.39)	(1.67)
Total distributions	(2.11)	(2.07)	(1.49)	(2.47)	(1.76)
Net increase (decrease) in net asset value	1.41	2.84	(4.63)	2.31	0.94
Net Asset Value at end of period	$23.04	$21.63	$18.79	$23.42	$21.11
Total Return (%)[2]	16.41	26.38	(13.45)	22.96	13.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$191,639	$189,065	$166,176	$213,648	$198,560
Ratios of expenses to average net assets (%)	0.83	0.82	0.83	0.82	0.82
Ratio of net investment income to average net assets (%)	0.63	0.36	0.30	0.40	0.43
Portfolio turnover (%)[3]	9	13	12	16	29

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$20.86	$18.19	$22.73	$20.57	$19.71
Income from Investment Operations:
Net investment income (loss)	0.08 [1]	(0.09)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	3.25	4.80	(3.05)	4.64	2.59
Total from investment operations	3.33	4.71	(3.10)	4.60	2.58
Less Distributions From:
Net investment income	(0.11)	(0.04)	(0.03)	(0.05)	(0.05)
Capital gains	(1.96)	(2.00)	(1.41)	(2.39)	(1.67)
Total distributions	(2.07)	(2.04)	(1.44)	(2.44)	(1.72)
Net increase (decrease) in net asset value	1.26	2.67	(4.54)	2.16	0.86
Net Asset Value at end of period	$22.12	$20.86	$18.19	$22.73	$20.57
Total Return (%)[2]	16.12	26.07	(13.67)	22.66	13.65
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$8,703	$9,811	$10,324	$14,667	$15,900
Ratios of expenses to average net assets (%)	1.08	1.07	1.08	1.07	1.07
Ratio of net investment income to average net assets (%)	0.36	0.09	0.04	0.17	0.19
Portfolio turnover (%)[3]	9	13	12	16	29

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

38

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MID CAP FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$18.47	$15.79	$19.99	$17.97	$18.38
Income from Investment Operations:
Net investment income (loss)	0.13 [1]	0.02	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.82	4.18	(2.61)	4.62	1.66
Total from investment operations	1.95	4.20	(2.63)	4.63	1.65
Less Distributions From:
Net investment income	(0.13)	(0.03)	–	–	–
Capital gains	(3.27)	(1.49)	(1.57)	(2.61)	(2.06)
Total distributions	(3.40)	(1.52)	(1.57)	(2.61)	(2.06)
Net increase (decrease) in net asset value	(1.45)	2.68	(4.20)	2.02	(0.41)
Net Asset Value at end of period	$17.02	$18.47	$15.79	$19.99	$17.97
Total Return (%)[2]	10.84	26.85	(13.17)	26.39	9.69
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$138,093	$149,182	$133,928	$176,437	$164,068
Ratios of expenses to average net assets (%)	0.92	0.92	0.93	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	0.66	0.08	(0.15)	0.06	(0.07)
Portfolio turnover (%)[3]	15	13	17	25	24

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$17.35	$14.92	$19.04	$17.26	$17.77
Income from Investment Operations:
Net investment income (loss)	0.07 [1]	(0.17)	(0.14)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	1.71	4.09	(2.41)	4.53	1.65
Total from investment operations	1.78	3.92	(2.55)	4.39	1.55
Less Distributions From:
Net investment income	(0.10)	(0.00)[4]	–	–	–
Capital gains	(3.27)	(1.49)	(1.57)	(2.61)	(2.06)
Total distributions	(3.37)	(1.49)	(1.57)	(2.61)	(2.06)
Net increase (decrease) in net asset value	(1.59)	2.43	(4.12)	1.78	(0.51)
Net Asset Value at end of period	$15.76	$17.35	$14.92	$19.04	$17.26
Total Return (%)[2]	10.57	26.53	(13.39)	26.08	9.41
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$3,830	$4,578	$4,595	$6,487	$7,069
Ratios of expenses to average net assets (%)	1.17	1.17	1.18	1.17	1.17
Ratio of net investment income (loss) to average net assets (%)	.0.39	(0.18)	(0.41)	(0.17)	(0.31)
Portfolio turnover (%)[3]	15	13	17	25	24

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4]	Amounts represent less than $(0.005) per share.

See accompanying Notes to Financial Statements.

39

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

INTERNATIONAL STOCK FUND

	Year Ended December 31,
CLASS I	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$10.79	$9.38	$11.59	$12.67	$11.80
Income from Investment Operations:
Net investment income	0.07 [1]	0.12	0.08	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.06)	1.37	(2.14)	(0.32)	0.86
Total from investment operations	0.01	1.49	(2.06)	(0.18)	0.98
Less Distributions From:
Net investment income	(0.07)	(0.08)	(0.07)	(0.12)	(0.11)
Capital gains	–	–	(0.08)	(0.78)	–
Total distributions	(0.07)	(0.08)	(0.15)	(0.90)	(0.11)
Net increase (decrease) in net asset value	(0.06)	1.41	(2.21)	(1.08)	0.87
Net Asset Value at end of period	$10.73	$10.79	$9.38	$11.59	$12.67
Total Return (%)[2]	0.10	15.87	(17.70)	(1.34)	8.36
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$12,908	$14,919	$15,193	$19,330	$21,852
Ratios of expenses to average net assets (%)	1.17	1.17	1.18	1.17	1.17
Ratio of net investment income to average net assets (%)	0.65	0.77	0.73	1.01	0.88
Portfolio turnover (%)[3]	23	22	22	130	33

	Year Ended December 31,
CLASS II	2024	2023	2022	2021	2020

Net Asset Value at beginning of period	$10.70	$9.31	$11.50	$12.59	$11.73
Income from Investment Operations:
Net investment income (loss)	0.04 [1]	(0.07)	0.04	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.06)	1.52	(2.10)	(0.25)	0.93
Total from investment operations	(0.02)	1.45	(2.06)	(0.21)	0.94
Less Distributions From:
Net investment income	(0.05)	(0.06)	(0.05)	(0.10)	(0.08)
Capital gains	–	–	(0.08)	(0.78)	–
Total distributions	(0.05)	(0.06)	(0.13)	(0.88)	(0.08)
Net increase (decrease) in net asset value	(0.07)	1.39	(2.19)	(1.09)	0.86
Net Asset Value at end of period	$10.63	$10.70	$9.31	$11.50	$12.59
Total Return (%)[2]	(0.15)	15.58	(17.90)	(1.58)	8.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$4,386	$5,123	$5,670	$7,126	$8,919
Ratios of expenses to average net assets (%)	1.42	1.42	1.43	1.42	1.42
Ratio of net investment income to average net assets (%)	0.40	0.54	0.47	0.79	0.63
Portfolio turnover (%)[3]	23	22	22	130	33

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

40

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$6.41	$6.45	$7.60	$7.87	$7.83
Income from Investment Operations:
Net investment income	0.23 [1]	0.24	0.17	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.01)	0.03	(1.15)	(0.02)	0.60
Total from investment operations	0.22	0.27	(0.98)	0.11	0.69
Less Distributions From:
Net investment income	(0.23)	(0.31)	(0.11)	(0.10)	(0.13)
Capital gains	–	–	(0.06)	(0.28)	(0.52)
Total distributions	(0.23)	(0.31)	(0.17)	(0.38)	(0.65)
Net increase (decrease) in net asset value	(0.01)	(0.04)	(1.15)	(0.27)	0.04
Net Asset Value at end of period	$6.40	$6.41	$6.45	$7.60	$7.87
Total Return (%)[2]	3.48	4.17	(13.00)	1.45	8.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$13,715	$15,410	$18,687	$27,014	$35,685
Ratios of expenses to average net assets (%)	0.31	0.30	0.31	0.31	0.30
Ratio of net investment income to average net assets (%)	3.46	3.16	2.17	1.54	1.14
Portfolio turnover (%)[3]	39	231	305	210	318

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

41

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$7.01	$6.95	$8.15	$8.18	$7.89
Income from Investment Operations:
Net investment income	0.22 [1]	0.22	0.19	0.29	0.09
Net realized and unrealized gain (loss) on investments	0.17	0.17	(1.14)	0.29	0.82
Total from investment operations	0.39	0.39	(0.95)	0.58	0.91
Less Distributions From:
Net investment income	(0.21)	(0.32)	(0.18)	(0.20)	(0.12)
Capital gains	–	–	(0.07)	(0.41)	(0.50)
Return of Capital	–	(0.01)	–	–	–
Total distributions	(0.21)	(0.33)	(0.25)	(0.61)	(0.62)
Net increase (decrease) in net asset value	0.18	0.06	(1.20)	(0.03)	0.29
Net Asset Value at end of period	$7.19	$7.01	$6.95	$8.15	$8.18
Total Return (%)[2]	5.47	5.72	(11.79)	7.20	11.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$51,649	$55,775	$56,944	$71,328	$70,125
Ratios of expenses to average net assets (%)	0.31	0.30	0.31	0.31	0.30
Ratio of net investment income to average net assets (%)	2.96	3.03	2.38	3.40	1.09
Portfolio turnover (%)[3]	38	220	303	215	372

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

42

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$6.46	$6.33	$7.49	$7.52	$7.21
Income from Investment Operations:
Net investment income	0.17 [1]	0.19	0.18	0.31	0.08
Net realized and unrealized gain (loss) on investments	0.33	0.23	(1.01)	0.36	0.81
Total from investment operations	0.50	0.42	(0.83)	0.67	0.89
Less Distributions From:
Net investment income	(0.15)	(0.27)	(0.17)	(0.21)	(0.10)
Capital gains	–	(0.00)[2]	(0.16)	(0.49)	(0.48)
Return of Capital	–	(0.02)	–	–	–
Total distributions	(0.15)	(0.29)	(0.33)	(0.70)	(0.58)
Net increase (decrease) in net asset value	0.35	0.13	(1.16)	(0.03)	0.31
Net Asset Value at end of period	$6.81	$6.46	$6.33	$7.49	$7.52
Total Return (%)[3]	7.78	6.70	(11.35)	8.91	12.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$41,180	$38,064	$36,024	$40,984	$41,990
Ratios of expenses to average net assets (%)	0.31	0.30	0.31	0.31	0.30
Ratio of net investment income to average net assets (%)	2.50	2.84	2.57	3.71	1.08
Portfolio turnover (%)[4]	43	210	309	209	367

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amounts represent less than $(0.005) per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

43

Ultra Series Fund | December 31, 2024

Financial Highlights for a Share of Beneficial Interest Outstanding – concluded

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Asset Value at beginning of period	$11.32	$11.01	$13.21	$13.00	$12.37
Income from Investment Operations:
Net investment income	0.27 [1]	0.29	0.33	0.57	0.13
Net realized and unrealized gain (loss) on investments	0.75	0.53	(1.76)	0.74	1.43
Total from investment operations	1.02	0.82	(1.43)	1.31	1.56
Less Distributions From:
Net investment income	(0.23)	(0.48)	(0.33)	(0.38)	(0.18)
Capital gains	–	(0.02)	(0.44)	(0.72)	(0.75)
Return of Capital	–	(0.01)	–	–	–
Total distributions	(0.23)	(0.51)	(0.77)	(1.10)	(0.93)
Net increase (decrease) in net asset value	0.79	0.31	(2.20)	0.21	0.63
Net Asset Value at end of period	$12.11	$11.32	$11.01	$13.21	$13.00
Total Return (%)[2]	9.04	7.60	(11.04)	10.22	12.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$35,846	$32,365	$28,467	$34,283	$30,437
Ratios of expenses to average net assets (%)	0.31	0.30	0.31	0.30	0.30
Ratio of net investment income to average net assets (%)	2.25	2.71	2.63	4.34	1.07
Portfolio turnover (%)[3]	37	226	329	228	390

[1]	Per share amounts have been calculated using the average shares method.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

44

Ultra Series Fund | December 31, 2024

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds are the Core Bond Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund and Diversified Income Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). Madison Asset Management, LLC (the “Investment Adviser” or “Madison”) serves as the Funds’ investment adviser.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer Class I shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of TruStage Financial Group, Inc. ("TruStage") and to qualified pension and retirement plans of TruStage. The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with TruStage. The Trust does not offer shares directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946).

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Exchange-Traded Funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services approved by

45

Ultra Series Fund | December 31, 2024

Notes to Financial Statements – continued

the Trust may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

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Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith , including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund’s investment adviser as valuation designee to perform a fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund’s investment adviser fair value determinations. The Board has designated the Funds’ Investment Adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Committee.

A Fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. Fixed income securities either newly issued or not being priced for various reasons by one of our approved pricing sources may also be fair valued. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Segment Reporting: During the reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Management Committee of the Trust’s Investment Adviser acts as the CODM. Each Fund within the Trust represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of a Fund’s total returns, expense ratios, changes in net assets resulting from operations, subscriptions and redemptions and profitability to the Investment Adviser, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and peers to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

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Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the Fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2024, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund may invest in foreign currency transactions. Such funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” For the year ended, December 31, 2024, International Stock Fund had net realized losses of $(566) related to foreign currency transactions. As of December 31, 2024, none of the Funds had open foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an

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Notes to Financial Statements – continued

agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2024, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2024, there were no illiquid securities held in the Funds.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund may segregate cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2024, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS

Each Fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

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Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended December 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2024, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of December 31, 2024, in valuing the Funds’ investments carried at fair value:

Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/24
Conservative Allocation
Exchange Traded Funds	$22,853,400	$–	$–	$22,853,400
Investment Companies	24,636,264	–	–	24,636,264
Short-Term Investments	2,168,756	–	–	2,168,756
	49,658,420	–	–	49,658,420
Moderate Allocation
Exchange Traded Funds	55,341,718	–	–	55,341,718
Investment Companies	46,673,623	–	–	46,673,623
Short-Term Investments	6,719,769	–	–	6,719,769
	108,735,110	–	–	108,735,110
Aggressive Allocation
Exchange Traded Funds	24,842,076	–	–	24,842,076
Investment Companies	14,148,380	–	–	14,148,380
Short-Term Investments	5,992,596	–	–	5,992,596
	44,983,052	–	–	44,983,052
Diversified Income
Exchange Traded Funds	147,708,510	–	–	147,708,510
Collateralized Mortgage Obligations	–	457	–	457
Mortgage Backed Securities	–	20,287	–	20,287
Short-Term Investments	9,896,210	–	–	9,896,210
	157,604,720	20,744	–	157,625,464

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Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/24
Core Bond
Asset Backed Securities	$–	$1,622,309	$–	$1,622,309
Collateralized Mortgage Obligations	–	2,984,816	–	2,984,816
Commercial Mortgage-Backed Securities	–	897,030	–	897,030
Corporate Notes and Bonds	–	17,662,357	–	17,662,357
Foreign Corporate Bonds	–	2,449,119	–	2,449,119
Long Term Municipal Bonds	–	766,246	–	766,246
Mortgage Backed Securities	–	22,964,503	–	22,964,503
U.S. Government and Agency Obligations	–	14,505,830	–	14,505,830
Short-Term Investments	1,655,879	–	–	1,655,879
	1,655,879	63,852,210	–	65,508,089
High Income
Corporate Notes and Bonds	–	8,786,319	–	8,786,319
Foreign Corporate Bonds	–	515,699	–	515,699
Exchange Traded Funds	464,035	–	–	464,035
Short-Term Investments	1,842,888	–	–	1,842,888
	2,306,923	9,302,018	–	11,608,941
Large Cap Value
Common Stocks	175,753,279	–	–	175,753,279
Short-Term Investments	2,485,013	–	–	2,485,013
	178,238,292	–	–	178,238,292
Large Cap Growth
Common Stocks	197,331,695	–	–	197,331,695
Short-Term Investments	2,625,475	–	–	2,625,475
	199,957,170	–	–	199,957,170
Mid Cap
Common Stocks	135,734,626	–	–	135,734,626
Short-Term Investments	6,076,072	–	–	6,076,072
	141,810,698	–	–	141,810,698
International Stock
Common Stocks
Australia	–	294,388	–	294,388
Brazil	197,631	–	–	197,631
Canada	842,431	–	–	842,431
China	435,397	932,455	–	1,367,852
Denmark	–	181,705	–	181,705
France	–	1,328,155	–	1,328,155
Germany	279,941	1,690,870	–	1,970,811
Hong Kong	–	379,926	–	379,926
India	852,892	484,696	–	1,337,588
Ireland	–	465,461	–	465,461
Israel	357,137	–	–	357,137
Italy	179,283	–	–	179,283
Japan	–	3,345,088	–	3,345,088
Mexico	902,464	–	–	902,464
Netherlands	545,028	–	–	545,028
Norway	–	210,284	–	210,284
Switzerland	–	983,155	–	983,155
Taiwan	404,065	–	–	404,065
United Kingdom	–	1,570,397	–	1,570,397
Short-Term Investments	703,005	–	–	703,005
	5,699,274	11,866,580	–	17,565,854

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Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/24
Madison Target Retirement 2020	$13,750,372	$–	$–	$13,750,372
Madison Target Retirement 2030	51,623,031	–	–	51,623,031
Madison Target Retirement 2040	41,163,315	–	–	41,163,315
Madison Target Retirement 2050	35,788,635	–	–	35,788,635

1 See respective portfolio of investments for underlying holdings in each Fund. For additional information on the Underlying Funds held in the Target Allocation Funds and Target Date Funds, including shareholder prospectuses and financial reports, please visit each Underlying Funds website or visit the Securities and Exchange Commission website at http://www.sec.gov.

4. ADVISORY, DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES

Investment Advisory Agreements: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of December 31, 2024:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock	1.15%
Diversified Income	0.25%	Madison Target Retirement 2020	0.25%
Core Bond	0.55%	Madison Target Retirement 2030	0.25%
High Income	0.75%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%

The Investment Advisory Agreement for the Core Funds and the Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the Independent Trustees; (ii) fees and expenses of the Trust’s independent registered public accountant; (iii) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (iv) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (v) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the Independent Trustees, (these expenses are collectively referred to as “Direct Fund Expenses”).

In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these Funds, the Investment Adviser is only responsible for providing investment management services to the Funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).

Under the Investment Advisory Agreements for the Core Funds, the Allocation Funds, and the Target Date Funds, the Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its management fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. Any fees waived or reimbursed are not subject to later recoupment by the Investment Adviser. The Investment Adviser may also permanently reduce the amount of the management fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust.

In connection with the most recent approval by the Board of Trustees of the Investment Advisory Agreements, the Investment Adviser contractually agreed to enter into an Operating Expense Limitation Agreement with the

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Trust, on behalf of the Funds, under which the Investment Adviser agreed to waive its management fees and/ or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses (excluding certain expenses described below) to the annual rate set forth in the Funds’ then-currently effective prospectus (i.e., the prospectus dated May 1, 2024, as supplemented). The Operating Expense Limitation Agreement became effective for all Funds on December 1, 2023, and will remain in place until at least November 30, 2025. For the year ended December 31, 2024, the Investment Adviser did not waive any of its management fees and/or reimburse Fund expenses because all Funds operated under the fee cap during the period. Expenses excluded from the fee cap in the Operating Expense Limitation Agreement are as follows:

Core Funds and Allocation Funds: Excluded expenses are those expenses assumed by the Funds as provided in Section 4(b) of the relevant Investment Advisory Agreement. Such expenses consist of those expenses identified as “Direct Fund Expenses,” above.

Target Date Funds: Excluded expenses consist of the following: any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation, and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below).

Administrative Services Agreement - Target Date Funds: With respect to the Target Date Funds only, in addition to the advisory fee, the Investment Adviser is entitled to receive an administrative services fee pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, the Investment Adviser has agreed to provide or arrange to have a third party provide the Target Date Funds with such services as they may require in the conduct of their business, to the extent that the Investment Adviser, acting as the Funds’ investment adviser, has not undertaken to provide such services. Services to the Target Date Funds under the Administrative Services Agreement include transfer agent services; fund administrator services; fund accountant services; services of the Trust’s independent public accountants; services of legal counsel to the Trust and the Independent Trustees; and such other services necessary to conduct the Funds’ business. In exchange for these services, each Target Date Fund pays the Investment Adviser a fee, which is computed daily and paid monthly, at an annualized rate of 0.05% the average daily value of the net assets of each Target Date Fund. Not included in this fee and, therefore, the responsibility of the Target Date Funds, are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to overdrafts of any line of credit maintained with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Target Date Funds in other investment companies (i.e., acquired fund fees); and (iv) the compensation of Trust’s Independent Trustees (these expenses are collectively referred to as “Excluded Expenses”).

Other Expenses: Due to the “unitary fee arrangement” in place with respect to the Core Funds and the Allocation Funds, and the Administrative Services Agreement arrangement in place with respect to the Target Date Funds, the Core Funds and the Allocation Funds are directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the Target Date Funds are directly responsible.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each Fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. For the year ended December 31, 2024, no fees were waived. MFD does not have the right to recoup waived fees.

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Officers and Trustees: Certain officers and Trustees of the Trust may also be officers, directors and/or employees of the Adviser or its affiliates. The Trust does not compensate its officers or Trustees who are officers, directors and/ or employees of the Adviser or its affiliates. The Independent Trustees fees are a direct expense of the Funds which is included in the “Trustee fees” line item on the Statements of Operations. The Nominating and Governance Committee of the Board reviews fees paid to Independent Trustees periodically, and may change such fees at any time.

5. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

6. SECURITIES TRANSACTIONS

For the year ended December 31, 2024, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$31,857,328	$87,961,556
Moderate Allocation	–	–	54,127,119	61,833,255
Aggressive Allocation	–	–	24,429,962	23,450,873
Diversified Income	–	–	18,007,816	35,326,110
Core Bond	6,310,099	5,298,120	4,831,006	10,453,041
High Income	–	–	801,178	2,064,260
Large Cap Value	–	–	36,627,835	56,227,788
Large Cap Growth	–	–	18,418,567	46,791,982
Mid Cap	–	–	20,897,516	46,180,329
International Stock	–	–	4,310,450	7,116,342
Madison Target Retirement 2020	–	–	5,547,234	7,178,346
Madison Target Retirement 2030	–	–	20,109,777	26,716,246
Madison Target Retirement 2040	–	–	17,592,013	16,894,424
Madison Target Retirement 2050	–	–	12,955,603	12,539,355

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

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Notes to Financial Statements - continued

8. SECURITIES LENDING

The Board of Trustees has authorized the Funds, other than the Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized Funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% and 105% for non-domestic security of the total loaned portfolio for each broker/ borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Funds do not have a master netting agreement.

As of December 31, 2024, the aggregate fair value of securities on loan for the Trust was $30,537,910. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or other U.S. government securities. See below for fair value on loan and collateral breakout for each Fund and each respective Fund’s portfolio of investments for individual securities identified on loan.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$2,169,672	$1,089,902	$1,124,447
Moderate Allocation	6,339,311	3,280,606	3,188,459
Aggressive Allocation	5,680,717	4,085,299	1,720,593
Diversified Income	8,592,036	7,240,658	1,542,557
Core Bond	674,840	689,675	–
High Income	1,015,111	1,035,351	–
Large Cap Growth	5,737,007	–	5,864,637
International Stock	329,216	341,682	–

*	Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

55

Ultra Series Fund | December 31, 2024

Notes to Financial Statements - continued

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the Funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the Agreements As of December 31, 2024
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Conservative Allocation
Common Stocks	$1,089,902	$–	$–	$–	$1,089,902
Total Borrowings	$1,089,902	$–	$–	$–	$1,089,902
Gross amount of recognized liabilities for securities lending transactions					$1,089,902

Moderate Allocation
Common Stocks	$3,280,606	$–	$–	$–	$3,280,606
Total Borrowings	$3,280,606	$–	$–	$–	$3,280,606
Gross amount of recognized liabilities for securities lending transactions					$3,280,606

Aggressive Allocation
Common Stocks	$4,085,299	$–	$–	$–	$4,085,299
Total Borrowings	$4,085,299	$–	$–	$–	$4,085,299
Gross amount of recognized liabilities for securities lending transactions					$4,085,299

Diversified Income
Common Stocks	$7,240,658	$–	$–	$–	$7,240,658
Total Borrowings	$7,240,658	$–	$–	$–	$7,240,658
Gross amount of recognized liabilities for securities lending transactions					$7,240,658

Core Bond
Corporate Bonds	$689,675	$–	$–	$–	$689,675
Total Borrowings	$689,675	$–	$–	$–	$689,675
Gross amount of recognized liabilities for securities lending transactions					$689,675

High Income
Corporate Bonds	$1,035,351	$–	$–	$–	$1,035,351
Total Borrowings	$1,035,351	$–	$–	$–	$1,035,351
Gross amount of recognized liabilities for securities lending transactions					$1,035,351

International Stock
Common Stocks	$341,682	$–	$–	$–	$341,682
Total Borrowings	$341,682	$–	$–	$–	$341,682
Gross amount of recognized liabilities for securities lending transactions					$341,682

(1)	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

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Ultra Series Fund | December 31, 2024

Notes to Financial Statements - continued

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2024. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2021 through December 31, 2024.

The tax character of distributions paid during the years ended December 31, 2024 and 2023 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2024	2023	2024	2023	2024	2023
Conservative Allocation	$2,079,056	$3,020,950	$–	$–	$–	$–
Moderate Allocation	2,837,984	2,758,049	$2,030,529	$73,049	–	–
Aggressive Allocation	913,760	865,342	1,329,161	7,185	–	–
Diversified Income	9,917,993	4,571,185	3,668,339	22,727,083	–	–
Core Bond	2,416,948	2,464,652	–	–	–	–
High Income	501,243	576,116	–	–	–	–
Large Cap Value	3,958,546	4,778,547	5,001,186	4,542,712	–	–
Large Cap Growth	1,312,267	743,771	15,833,692	16,951,914	–	–
Mid Cap	907,295	131,501	24,116,917	11,723,049	–	–
International Stock	108,002	136,601	–	–	–	–
Madison Target Retirement 2020	480,656	750,346	–	–	–	–
Madison Target Retirement 2030	1,443,378	2,513,193	–	–	–	94,061
Madison Target Retirement 2040	878,819	1,536,891	–	20,458	–	94,485
Madison Target Retirement 2050	676,688	1,299,822	–	51,773	–	35,947

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Conservative Allocation*	$206,974	$–
Moderate Allocation	298,602	1,205,561
Aggressive Allocation*	97,765	587,020
Diversified Income*	1,856,170	135,631
Core Bond*	229,649	–
High Income	49,404	–
Large Cap Value*	412,478	434,476
Large Cap Growth*	136,620	1,563,373
Mid Cap	167,067	6,474,413
International Stock*	9,551	–
Madison Target Retirement 2020	49,790	–
Madison Target Retirement 2030	168,970	–
Madison Target Retirement 2040*	120,796	–
Madison Target Retirement 2050	102,816	–

* The difference between the accumulated distributable earning on the Statement of Asset and Liability and the components of distributable earnings on a tax basis is due to other temporary differences not included on this table.

57

Ultra Series Fund | December 31, 2024

Notes to Financial Statements - continued

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2024, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$4,005,544	$1,770,530
Core Bond	367,965	5,355,172
High Income	476,313	2,610,627
International Stock	179,544	1,805,176
Madison Target Retirement 2020	2,176,408	820,842
Madison Target Retirement 2030	2,678,365	1,125,439
Madison Target Retirement 2040	1,390,852	302,228
Madison Target Retirement 2050	1,131,960	274,974

For the year-ended December 31, 2024, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Conservative Allocation	$1,370,265
Moderate Allocation	2,311,094
Aggressive Allocation	268,079
International Stock	79,750
Madison Target Retirement 2030	235,797
Madison Target Retirement 2040	504,548
Madison Target Retirement 2050	354,040

At December 31, 2024, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$2,622,472	$(2,655,004)	$(32,532)
Moderate Allocation	12,196,544	(3,877,982)	8,318,562
Aggressive Allocation	5,664,572	(1,006,799)	4,657,773
Diversified Income	2,802,326	(2,288,154)	514,172
Core Bond	269,488	(5,610,542)	(5,341,054)
High Income	25,401	(519,600)	(494,199)
Large Cap Value	40,380,457	(4,215,546)	36,164,911
Large Cap Growth	101,045,796	(3,599,829)	97,445,967
Mid Cap	73,294,001	(2,375,027)	70,918,974
International Stock	2,717,179	(2,907,570)	(190,391)
Madison Target Retirement 2020	421,340	(286,553)	134,787
Madison Target Retirement 2030	3,486,116	(1,153,822)	2,332,294
Madison Target Retirement 2040	3,459,847	(755,819)	2,704,028
Madison Target Retirement 2050	3,639,328	(624,808)	3,014,520

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

58

Ultra Series Fund | December 31, 2024

Notes to Financial Statements – continued

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2024, reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$–	$3,954	$(3,954)
Moderate Allocation	–	14,466	(14,466)
Aggressive Allocation	–	6,354	(6,354)
Diversified Income	–	98,357	(98,357)
Core Bond	–	(20,272)	20,272
High Income	–	3,928	(3,928)
Large Cap Value	–	–	–
Large Cap Growth	–	–	–
Mid Cap	–	–	–
International Stock	–	(8,008)	8,008
Madison Target Retirement 2020	–	–	–
Madison Target Retirement 2030	–	–	–
Madison Target Retirement 2040	–	–	–
Madison Target Retirement 2050	–	–	–

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2024, are owned by separate investment accounts and/or pension plans of TruStage.

The Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same investment adviser and membership in a common family of investment companies Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2024 follows:

Fund/Underlying Fund	Beginning value as of 12/31/2023	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 12/31/2024	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class R6	$33,939,016	$1,340,000	$(14,818,208)	$(3,327,508)	$2,354,971	$19,488,271	2,209,555	$830,989	$–
Madison Dividend Income Fund Class R6	1,885,582	–	(1,833,448)	320,900	(373,034)	–	–	7,304	–
Madison Investors Fund Class R6	9,126,005	1,978,103	(6,631,019)	2,738,695	(2,063,791)	5,147,993	176,060	39,068	264,034
Totals	$44,950,603	$3,318,103	$(23,282,675)	$(267,913)	$(81,854)	$24,636,264		$877,361	$264,034

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Ultra Series Fund | December 31, 2024

Notes to Financial Statements – continued

Fund/Underlying Fund	Beginning value as of 12/31/2023	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 12/31/2024	Shares	Dividend Income	Distributions Received[1]
Moderate Allocation Fund
Madison Core Bond Fund Class R6	$23,442,661	$4,300,000	$–	$–	$(569,727)	$27,172,934	3,080,832	$935,049	$–
Madison Dividend Income Fund Class R6	3,075,093	–	(3,042,153)	619,039	(651,979)	–	–	12,042	–
Madison Investors Fund Class R6	15,812,147	2,333,681	(1,394,717)	110,085	1,544,385	18,405,581	629,466	139,681	943,999
Madison Mid Cap Fund R6	1,787,229	59,851	(872,350)	416,281	(295,903)	1,095,108	64,915	9,436	50,415
Totals	$44,117,130	$6,693,532	$(5,309,220)	$1,145,405	$26,776	$46,673,623		$1,096,208	$994,414

Aggressive Allocation Fund
Madison Core Bond Fund Class R6	$3,465,375	$1,995,000	$–	$–	$(86,368)	$5,374,007	609,298	$170,668	$–
Madison Dividend Income Fund Class R6	1,239,251	–	(1,226,809)	267,419	(279,861)	–	–	5,130	–
Madison Investors Fund Class R6	6,413,039	1,338,009	(498,398)	51,253	644,914	7,948,817	271,847	60,324	407,685
Madison Mid Cap Fund R6	747,071	45,119	–	–	33,366	825,556	48,936	7,113	38,005
Totals	$11,864,736	$3,378,128	$(1,725,207)	$318,672	$312,051	$14,148,380		$243,235	$445,690

Diversified Allocation Fund
Madison Aggregate Bond ETF	$26,423,738	$1,532,563	$–	$–	$(875,301)	$27,081,000	1,350,000	$1,311,866	$37,638
Madison Covered Call ETF	44,530,200	–	(10,888,464)	(440,549)	(3,354,979)	29,846,208	1,590,000	5,046,474	749,208
Madison Dividend Value ETF	34,942,600	–	(10,731,373)	280,186	1,537,387	26,028,800	1,225,000	651,295	–
Madison Short-Term Strategic Income ETF	29,981,250	2,070,250	–	–	(254,625)	31,796,875	1,562,500	1,663,539	–
Totals	$135,877,788	$3,602,813	$(21,619,837)	$(160,363)	$(2,947,518)	$114,752,883		$8,673,174	$786,846

[1]	Distributions received include distributions from capital gains from the Underlying Funds.

11. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding

60

Ultra Series Fund | December 31, 2024

Notes to Financial Statements - continued

taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds. Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other Funds with a similar investment objective.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. Although the Funds monitor this risk closely, the Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds.

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and interest rate levels, the possibility of a national or global recession,

61

Ultra Series Fund | December 31, 2024

Notes to Financial Statements - concluded

trade tensions, political events, and the wars in Europe and in the Middle East. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the value of the Fund’s portfolio holdings.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. Effective on or about April 30th, 2025, after market close, the Ultra Series High Income Fund and Ultra Series International Stock Fund will be liquidated.

No other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

62

Ultra Series Fund | December 31, 2024

Audit Opinion Letter

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Funds”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Diversified Income Fund, Core Bond Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, including the portfolios of investments as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ultra Series Fund as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, transfer agents, and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 27, 2025

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

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Ultra Series Fund | December 31, 2024

Other Information (Unaudited)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Form N-PORT-EX is available to shareholders upon request at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-PORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089, or on the SEC’s website at www.sec. gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders, upon request, at no cost by calling 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended 2024, the following Funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$33,000	$365,919

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for the year ended December 31, 2024, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2024, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Percentage
Conservative Allocation	5.77%
Moderate Allocation	12.29%
Aggressive Allocation	17.84%
Diversified Income	4.90%
Core Bond	–
High Income	–
Large Cap Value	100.00%
Large Cap Growth	49.81%
Mid Cap	100.00%
International Stock	–
Madison Target Retirement 2020	0.14%
Madison Target Retirement 2030	4.66%
Madison Target Retirement 2040	8.05%
Madison Target Retirement 2050	10.91%

Qualified Dividend Income: For the taxable year ended 2024, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2024, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

64

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

The registrant has had no changes in or disagreements with accountants and on accounting and financial disclosure required by Item 304 of Regulation S-K [17 CFR 229.304].

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

The Trust had no matters submitted during the period covered by the report to a vote of shareholders of an open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The registrant discloses remuneration paid to directors, officers, and others as part of the financial statements included in item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no investment advisory contracts for the registrant’s board of directors to approve during the Fund’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant does not normally hold shareholder meetings. There have been no changes to the registrant's procedures during the period covered by this report.

Item 16. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

The registrant did not require an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1.

Item 19. Exhibits.

(a)	(1) Code of ethics – See Item 2.

(2) Not applicable.

(3) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(4) Not applicable.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks

Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan

Patrick F. Ryan, Principal Executive Officer

Date: February 27, 2024

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: February 27, 2024